Exhibit 10.1

The Retirement Plan Of
Dime Community Bank
In
Pentegra Retirement Trust

(As Amended and Restated Effective as of October 1, 2019)

117	October 1, 2019

TABLE OF CONTENTS		i

Article I ‑ Definitions		1

Article II ‑ Plan History		11

Article III ‑ Administration		14

3.1	General Administration of the Plan	14
3.2	Designation of Fiduciaries	14
3.3	Responsibilities of Fiduciaries	14
3.4	Plan Administrator	15
3.5	Employee Benefits Committee	15
3.6	Powers and Duties of the Employee Benefits Committee	16
3.7	Powers and Duties of the Investment Fiduciaries	17
3.8	Authorization of Benefit Payments	17
3.9	Payment of Benefits to Legal Custodian	17
3.10	Service in More Than One Fiduciary Capacity	17
3.11	Payment of Expenses	17

Article IV ‑ Plan Contributions		18

4.1	Administration	18
4.2	Employer Contributions	18
4.3	Participant Contributions	18
4.4	Exclusive Benefit; Refund of Employer Contributions	18
4.5	Funding-Based Limits on Benefits and Benefit Accruals	19

Article V ‑ Eligibility Requirements		28

5.1	Participation	28
5.2	Break in Service	28
5.3	Ineligible Employees	29
5.4	Enrollment	29
5.5	Reemployed Employee	30

Article VI ‑ Vested and Credited Service		31

6.1	Vested Service	31
6.2	Credited Service	33

Article VII ‑ Benefits		35

7.1	General	35
7.2	Normal Retirement Benefit	35
7.3	Postponed Retirement Benefit	36
7.4	Early Retirement Benefit	37
7.5	Vested Retirement Benefit	39
7.6	Disability Coordination Benefit	40
7.7	Death Benefits	42

Article VIII ‑ Limitations and Restrictions on Benefits		46

8.1	Section 415 Limitations on Benefits	46
8.2	Restrictions on Twenty‑five Highest Paid	68

117	- I -	Dime Community Bank

Article IX ‑ Payment of Benefits		70

9.1	Application and Consent	70
9.2	Standard Form of Benefit Payments	71
9.3	Notice Requirements	71
9.4	Notice Requirements - Preretirement Survivor Annuity	71
9.5	Election to Waive Preretirement Survivor Annuity	72
9.6	Election of Optional Forms of Benefit Payments	72
9.7	Optional Forms of Benefit Payments	74
9.8	Cash Out of Certain Benefits	77
9.9	Direct Rollover of Eligible Rollover Distributions	79
9.10	Commencement of Benefits	80
9.11	Minimum Distribution Requirements	81
9.12	Latest Commencement Date of Plan Benefits	89
9.13	Suspension of Benefits	89
9.14	In-Service Distributions	92

Article X - Withdrawal of Plan from the Trust		93

10.1	Withdrawals‑Generally	93
10.2	Withdrawal Procedures	93
10.3	Transfer of Plan Interest	93

Article XI ‑ Termination of Plan		94

11.1	Right to Terminate Plan	94
11.2	Termination Procedures	94
11.3	Distribution on Termination	94

Article XII ‑ Claims Procedures		96

12.1	Definition	96
12.2	Claims	96
12.3	Disposition of Claim	96
12.4	Denial of Claim	96
12.5	Right to Full and Fair Review	96
12.6	Time of Review	97
12.7	Final Decision	97
12.8	Use of Electronic Medium	97

Article XIII ‑ Top‑Heavy Plan Provisions		98

13.1	Introduction	98
13.2	Definitions	98
13.3	Vesting	101
13.4	Minimum Benefit	102

Article XIV ‑ Miscellaneous		103

14.1	Amendments	103
14.2	Nonalienation of Benefits	104
14.3	No Guarantee of Employment	105
14.4	Preservation of Benefits	105
14.5	Right to Trust Assets	106
14.6	Successor Employer	106

117	- II -	Dime Community Bank

14.7	Documentary Evidence	106
14.8	Forfeitures	106
14.9	Missing Payee	106
14.10	Plan Merger, Consolidation, or Transfer	107
14.11	Retention of Vested Rights under the Prior Plan	107
14.12	Affiliated Employers	107
14.13	Benefits under an Insurance Contract	107
14.14	Adoption of Plan by Affiliated Employer	108
14.15	Omissions or Incorrect Inclusions	108
14.16	Gender and Number	108
14.17	Headings	108
14.18	Governing Law	108
14.19	HEART Act	109
14.20	USERRA	109

APPENDIX A		110

117	- III -	Dime Community Bank

Article I - Definitions

ARTICLE I ‑
DEFINITIONS

The following words and phrases shall have the meanings hereafter ascribed to them.  Those words and phrases which have limited application are defined in the respective Articles in which such terms appear.

1.1	"Accrued Benefit" shall mean the benefit attributable to Employer contributions determined as of a date specified by the Employer and applying the benefit formula set forth in Section 7.2.

1.2	"Acquired Company" means any of the following companies which is acquired by, or merged or consolidated with, the Bank or its holding company:

(a)	Pioneer Savings Bank, F.S.B.

(b)	Conestoga Bancorp, Inc.

1.3	"Actuarial Equivalent" shall mean a benefit of equivalent actuarial value determined in accordance with the tables set forth in Appendix A.

1.4
"Affiliated Employer" shall mean a member of an affiliated service group (as defined under Section 414(m) of the Code), a controlled group of corporations (as defined under Section 414(b) of the Code), or a group of trades or businesses under common control (as defined under Section 414(c) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) providing the services of Leased Employees to the Employer, or any other entity required to be aggregated with the Employer pursuant to regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code.

1.5	"Affiliated Service" shall mean employment with an employer during the period that such employer is an Affiliated Employer.

1.6
"Agreement" shall mean the RSI Retirement Trust Agreement and Declaration of Trust as amended and restated August 1, 1990, as amended from time to time.  Effective December 12, 2013, RSI Retirement Trust changed its name to Pentegra Retirement Trust.  Such Agreement shall be incorporated herein and constitute a part of the Plan.

1.7
"Average Annual Earnings" shall mean the Participant's average annual Compensation during the thirty‑six (36) consecutive calendar months within the final one hundred‑twenty (120) consecutive calendar months of the Participant's Credited Service affording the highest such average.  In the event the Participant has less than thirty‑six (36) months of Credited Service, his total Credited Service and Compensation shall be used to compute such average.

In determining Average Annual Earnings, Credited Service before and after a One Year Period of Severance, Military Leave, or other leave of absence for which no Compensation is received by the Participant shall be deemed to be consecutive.

Average Annual Earnings shall not include any Compensation received by a Participant after the Plan Freeze Date.

117	1	Dime Community Bank

Article I - Definitions

1.8	"Beneficiary" shall mean any person who is receiving or eligible to receive a benefit under the Plan upon the death of a Participant or Retired Participant.

1.9	"Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.10
"Compensation" shall mean the remuneration received from the Employer by or on behalf of the Participant, including any contributions through a salary reduction arrangement to a cash or deferred plan under Section 401(k) of the Code and contributions which are not includable in the gross income of an Employee under a "cafeteria plan" described in Section 125 of the Code or elective amounts that are not includable in the gross income of an Employee by reason of Section 132(f)(4) of the Code, but excluding overtime payments, bonuses, other deferred compensation arrangements or other special payments. In the event a Participant becomes disabled, and is eligible to receive benefits under the Employer's long-term disability program, it shall be deemed that the rate of Compensation in effect immediately prior to his disability continued unchanged throughout the period of his disability.  Compensation shall include statutory disability payments to a Participant and supplemental disability income provided by the Employer if the inclusion of such income shall result in a greater benefit to the Participant.  A determination whether to include such income as Compensation shall be applied on a uniform, nondiscriminatory basis.

Effective for Plan Years commencing after December 31, 2008, Compensation shall include “differential wage payments.”  Differential wage payments means any payment which: is made by the Employer to an Employee with respect to any period during which the Employee is performing service in the uniformed services of the United States while on active duty for a period of more than thirty (30) days, and represents all or a portion of the wages the Employee would have received if such Employee were performing service for the Employer.  This paragraph shall only apply if all Employees receive differential wage payments on a reasonably equivalent basis, are eligible to participate in the Plan, and may make payments on reasonably equivalent terms.

The amount of Compensation taken into account for a Plan Year consisting of twelve (12) months shall not exceed two hundred eighty thousand dollars ($280,000) for the 2019 Plan Year, thereafter adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code.  Any cost-of-living increases described in this paragraph shall be applicable solely with respect to the amount of Compensation taken into account under the Plan during the twelve (12) month period or periods to which such increase applies.  For purposes of this Section 1.10, if the Plan Year in which a Participant's Compensation is paid is less than twelve (12) calendar months, the amount of Compensation taken into account for such Plan Year shall be the applicable limit hereunder for such Plan Year multiplied by a fraction, the numerator of which is the number of months taken into account for such Plan Year and the denominator of which is twelve (12).

In determining the dollar limitation hereunder, compensation received from any Affiliated Employer shall be recognized as Compensation.

117	2	Dime Community Bank

Article I - Definitions

In no event shall an Employee who was a Participant under the Plan as in effect on September 30, 1994 and whose Accrued Benefit on or after October 1, 1994 is based on Compensation in excess of one hundred fifty thousand dollars ($150,000) during a Plan Year prior to October 1, 1994, receive a Retirement Benefit under the Plan which is less than the greater of:  (i) the Participant's Accrued Benefit as determined pursuant to the provisions of the Plan for Plan Years on or after October 1, 1994, based on all of the Participant's Credited Service, or (ii) the sum of:  (A) the Retirement Benefit that would have been payable assuming the Plan provisions immediately preceding October 1, 1994 had remained in effect until the Participant's Termination of Service with the Participant having terminated service on September 30, 1994, and (B) the Participant's Accrued Benefit as determined pursuant to the provisions of the Plan for Plan Years on or after October 1, 1994, based on the Participant's Credited Service commencing on October 1, 1994.

If a Participant was employed by an Acquired Company on June 26, 1996 and became employed by the Employer on June 26, 1996, his compensation with such Acquired Company shall be deemed to be compensation with the Employer for purposes of determining his Average Annual Earnings; provided, however, that compensation shall not be deemed to include amounts received in connection with or as a result of the transaction by which it became an Acquired Company.  Compensation of an Employee of an Acquired Company shall not include amounts received in connection with or as a result of the transaction by which it became an Acquired Company.  If a Participant was employed by Financial Federal on January 20, 1999 and became employed by the Employer on January 21, 1999, his compensation with Financial Federal shall be deemed to be compensation with the Employer for purposes of determining his Average Annual Earnings.

1.11	"Credited Service" shall mean a Participant's service determined in accordance with Section 6.2 which is used to calculate benefits.

1.12	"Disability Coordination Benefit" shall mean a benefit coordinated with the Employer’s long-term disability program as set forth in Section 7.6.

1.13	"Early Retirement Benefit" shall mean the benefit determined in accordance with Section 7.4.

1.14
"Eligibility Computation Period" shall mean a consecutive twelve (12) month period commencing with the date an Employee first completes an Hour of Service and any subsequent anniversary date thereof.  For any Employee who was an employee of an Acquired Company on June 26, 1996 and became employed by the Employer on June 26, 1996, employment with such Acquired Company shall be deemed employment with the Employer for purposes of determining such Employee’s Eligibility Computation Period.

For any Employee who was an employee of Financial Federal on January 20, 1999 and became employed by the Employer on January 21, 1999, employment with Financial Federal shall be deemed employment with the Employer for purposes of determining such Employee’s Eligibility Computation Period.

1.15	"Employee" shall mean any person who is compensated for an Hour of Service with the Employer.

1.16	"Employee Benefits Committee" shall mean the person or persons appointed by the Employer in accordance with Section 3.2(b).

1.17
"Employer" shall mean Dime Community Bank or any eligible successor organization which shall continue to maintain the Plan pursuant to Section 14.6 as set forth herein, as well as any Participating Affiliate.

117	3	Dime Community Bank

Article I - Definitions

1.18	"Employer Resolutions" shall mean resolutions adopted by the board of trustees, directors or other governing body of the Employer.

1.19
"Enrolled Actuary" shall mean a person who has been approved by the Joint Board for the Enrollment of Actuaries and has been retained by the Trustees to provide actuarial services required under ERISA in connection with the administration of the Plan.

1.20	"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.21	"Financial Federal" shall mean Financial Federal Savings Bank.

1.22	"Financial Federal Plan" shall mean the Financial Institutions Retirement Fund, as adopted by Financial Federal on January 20, 1998.

1.23
"Financial Federal Plan Benefit" shall mean the accrued benefit, including any actuarial adjustments, of a Financial Federal Plan Participant under the Financial Federal Plan as determined on February 7, 1999.

1.24	"Financial Federal Plan Participant" shall mean each Participant entitled to a Financial Federal Plan Benefit.

1.25	"Former Participating Employer" shall mean any Participating Employer that has terminated or withdrawn its Plan from the Trust.

1.26	"Hour of Service" shall mean the following:

(a)
each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Employer for the performance of duties.  These hours shall be credited to the Employee for the Eligibility Computation Period or Eligibility Computation Periods in which the duties are performed; and

(b)
each hour for which an Employee is directly or indirectly paid or entitled to payment by the Employer for reasons (such as but not limited to vacation, sickness, disability, layoff, jury duty, military duty or leave of absence) other than for the performance of duties (irrespective of whether the employment relationship has terminated).  These hours shall be credited to the Employee for the Eligibility Computation Period or Eligibility Computation Periods in which the nonperformance of duties occurred, provided, however, that no more than five hundred one (501) Hours of Service shall be credited under this subsection (b) to an Employee on account of any single continuous period (whether or not such period occurs in a single Eligibility Computation Period); and

(c)
each hour for which back pay, irrespective of mitigation of damage, has been either awarded or agreed to by the Employer.  These hours shall be credited to the Employee for the Eligibility Computation Period or Eligibility Computation Periods to which the award or agreement pertains rather than the Eligibility Computation Period in which the award, agreement, or payment was made.  These same Hours of Service shall not be credited under both Section 1.26(a) or (b) and under this Section 1.26(c).

117	4	Dime Community Bank

Article I - Definitions

(d)	Hours of Service shall be computed and credited in accordance with Section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by reference.

(e)	Hours of Service shall include Affiliated Service.

Hours of Service for Employees for whom records of hours are not maintained shall be determined on the assumption that each such Employee has completed forty-five (45) Hours of Service during each week for which he would be required to be credited with at least one (1) Hour of Service.

1.27	“In-Service Distributions” shall mean a Retirement Benefit payable to a Participant pursuant to Section 9.14.

1.28
"Investment Fiduciaries" shall mean the Trustees, or if the Employer so elects, any person or group of persons designated by the Employer to direct the manner in which the Plan Interest shall be allocated between investment classifications and/or investment funds maintained by the Trustees.  Any such person shall be deemed a named fiduciary under ERISA.

1.29
"Leased Employee" shall mean any individual (other than an Employee of the Employer or an employee of an Affiliated Employer) who, pursuant to an agreement between the Employer or any Affiliated Employer and any other person ("leasing organization"), has performed services for the Employer or any Affiliated Employer on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction of or control by the Employer or any Affiliated Employer.  A determination as to whether a Leased Employee shall be treated as an Employee of the Employer or an Affiliated Employer shall be made as follows:  a Leased Employee shall not be considered an Employee of the Employer if: (a) such employee is a participant in a money purchase pension plan providing (i) a nonintegrated Employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code and Income Tax Regulations Sections 1.415-2(d)(2)(ii) through (vi), however, including (A) amounts contributed pursuant to a compensation reduction agreement which are excludable from the employee’s gross income under Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code, and (B) elective amounts that are excludable from the gross income of an Employee by reason of Section 132(f)(4) of the Code or Section 457 of the Code, but shall exclude amounts under Income Tax Regulations Section 1.415-2(d)(3); (ii) immediate plan participation; and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than twenty percent (20%) of the Employer’s Non-Highly Compensated Employees.

1.30	"Merged Plan" means the Pioneer Savings Bank, FSB Plan in the New York State Bankers Retirement System.

1.31
"Merged Plan Benefit" shall mean the benefit of a Merged Plan Participant under the Merged Plan as of June 26, 1996.  The normal form of payment of the Merged Plan Benefit shall be converted from a Sixty Month Period Certain and Life Benefit to a Straight Life Annuity.

1.32	"Merged Plan Participant" shall mean each Participant who was a participant in the Merged Plan on June 26, 1996.

117	5	Dime Community Bank

Article I - Definitions

1.33
"Military Leave" shall mean service in the Armed Forces of the United States of America.  Such leave shall not constitute a Break in Service as defined under Section 5.2(a) or a Period of Severance but shall be considered to be Hours of Service or a Period of Service, as applicable, with the Employer in determining the Participant's Years of Eligibility Service, Vested Service and Credited Service; provided, however, that (a) such military service is caused by war or other emergency or the Employee is required to serve under the laws of conscription in time of peace, (b) the Employee returns to employment with the Employer within six (6) months following discharge from such military service and (c) such Employee is reemployed by the Employer at a time when the Employee had a right to reemployment at his former position or substantially similar position upon separation from such military duty in accordance with seniority rights as protected under the laws of the United States of America.  Notwithstanding any provision of the plan to the contrary, contributions, benefits and calculation of service with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

Notwithstanding the preceding paragraph, effective as of January 1, 2007, a Participant who dies or becomes disabled while performing qualified military service shall be deemed to be reemployed by the Employer, in accordance with his reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 (“USERRA”), on the day preceding his death or disability, as applicable, and to have incurred a Termination of Service on the actual date of death or disability.  In the case of any such treatment, any full or partial compliance by the Plan with respect to the benefit accrual requirements with respect to such Participant shall be treated as if such compliance were required under USERRA, provided all Participants performing qualified military service who die or become disabled as a result of performing qualified military service prior to reemployment by the Employer, are credited with service and benefits on reasonably equivalent terms.

1.34	"Named Fiduciaries" shall mean the Trustees and the Employee Benefits Committee designated by the Employer to control and manage the operation and administration of the Plan.

1.35
"Normal Retirement Age" shall mean (a) with regard to any Employee in the Plan other than an Employee described in subsection (b), the later of (i) the date the Participant attains age sixty-five (65), or (ii) the fifth (5th) anniversary of the Participant’s initial participation in the Plan or (b) with regard to a Merged Plan Participant or a Financial Federal Plan Participant, the date the Participant attains age sixty-five (65).

1.36	"Normal Retirement Benefit" shall mean the benefit determined in accordance with Section 7.2.

1.37	"Normal Retirement Date" shall mean the first day of the month coincident with or next following a Participant's attainment of his Normal Retirement Age.

1.38	"One Year Period of Severance" shall mean, for the purpose of determining a Participant's Vested Service and Credited Service, a Period of Severance of twelve (12) consecutive months.

117	6	Dime Community Bank

Article I - Definitions

1.39	"Participant" shall mean any Employee or former Employee enrolled in the Plan whose participation in the Plan has not been terminated. Participant shall not include a Retired Participant.

1.40
"Participating Affiliate" shall mean any corporation that is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which the Sponsoring Employer is a member and any unincorporated trade or business that is a member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code) of which the Sponsoring Employer is a member, which, with the prior approval of the Sponsoring Employer and subject to such terms and conditions as may be imposed by such Sponsoring Employer and the Trustees, shall adopt this Plan in accordance with the provisions of Section 14.14 and the Agreement.  Such entity shall continue to be a Participating Affiliate until such entity terminates its participation in the Plan in accordance with Section 14.14.

1.41	"Participating Employer" shall mean any eligible organization that maintains a plan in the Trust pursuant to the Agreement.

1.42	"PBGC" shall mean the Pension Benefit Guaranty Corporation.

1.43	"Period of Service" shall mean the period commencing on the first day of the month in which an Employee first performs an Hour of Service and ending with such Employee's Termination of Service.

Notwithstanding the foregoing, the period between the first and second anniversary of the first date of a maternity or paternity absence described under Section 5.2(a) shall not be included in determining a Period of Service.

A period during which an individual was not employed by the Employer shall nevertheless be deemed to be a Period of Service if such individual incurred a Termination of Service and;

(a)	such Termination of Service was the result of resignation, discharge or retirement and such individual is reemployed by the Employer within one (1) year after such Termination of Service; or

(b)	such Termination of Service occurred when the individual was otherwise absent for less than one (1) year and he was reemployed by the Employer within one (1) year after the date such absence began.

All Periods of Service not disregarded under Section 6.1(c)(iv) or Section 6.2(c)(iv) shall be aggregated.

Whenever used in the Plan, a Period of Service means the quotient obtained by dividing the days in all Periods of Service not disregarded hereunder by three hundred sixty-five (365) and disregarding any fractional remainder.

1.44	"Period of Severance" shall mean the period following a Participant's Termination of Service with the Employer during which period the Participant does not perform an Hour of Service.

117	7	Dime Community Bank

Article I - Definitions

1.45
"Plan" shall mean The Retirement Plan of Dime Community Bank in Pentegra Retirement Trust as amended from time to time.  The Plan is subject to the terms and conditions of the Agreement which are incorporated herein and made a part hereof.

1.46	"Plan Administrator" shall mean the person or persons who have been designated by the Employer in accordance with Section 3.4.

1.47	"Plan Freeze Date" shall mean March 31, 2000.

1.48	"Plan Interest" shall mean the beneficial interest of the Employer in the Trust Fund as determined in accordance with the Agreement.

1.49	"Plan Year" shall mean any twelve (12) month period commencing October 1 and ending September 30.

1.50	"Postponed Retirement Benefit" shall mean the benefits determined in accordance with Section 7.3.

1.51	"Postponed Retirement Date" shall mean the first day of the month coincident with or next following a Participant's Termination of Service which occurs subsequent to his Normal Retirement Date.

1.52	"Post Termination Survivor Annuity" shall mean the benefit determined in accordance with Section 7.7(b).

1.53	"Preretirement Survivor Annuity" shall mean the benefits determined in accordance with Section 7.7(a).

1.54	"Prior Plan" shall mean The Retirement Plan of Dime Community Bank in Pentegra Retirement Trust as in effect on the date immediately prior to the Restatement Date.

1.55	"Restatement Date" shall mean October 1, 2019.

1.56
"Retired Participant" shall mean any former Employee whose Termination of Service with the Employer was due to retirement (a) under the Plan pursuant to Section 7.2, 7.3, 7.4 or 7.5 or (b) under the provisions of the Prior Plan.

1.57
"Retirement Benefit" shall mean (a) the annual benefit or (b) a single lump sum payment pursuant to Section 9.7(c)(ii) or Section 9.8, attributable to Employer contributions which are to be distributed to (i) a Retired Participant or Beneficiary, or (ii) effective February 1, 2014, a Participant who is eligible to receive In-Service Distributions as set forth under Section 9.14.

1.58	"Sponsoring Employer" shall mean Dime Community Bank or any eligible successor organization which shall continue to maintain the Plan pursuant to Section 14.6.

1.59
"Spouse" shall mean a person to whom the Participant was legally married and which marriage had not been dissolved by formal divorce proceedings that had been completed prior to the date on which the Participant's Retirement Benefit payments are scheduled to commence.

1.60
"Termination of Service" shall mean the earlier of (a) the date the Employee quits, is discharged, retires or dies or (b) one (1) year from the date the Employee is continuously absent from service with the Employer for any other reason (e.g., disability, vacation, leave of absence, layoff, etc.).  Termination of Service shall be subject to the provisions set forth in the definition of Military Leave.

117	8	Dime Community Bank

Article I - Definitions

Any Participant who is eligible to receive disability benefits under the Employer's long-term disability program on or after his Normal Retirement Date shall be deemed to have retired and to have incurred a Termination of Service on the date such Participant is eligible to receive such benefits.  However, any Participant who (i) becomes disabled prior to his Normal Retirement Date, (ii) has completed at least ten (10) years of Vested Service determined pursuant to Section 6.1 and (iii) is eligible to receive disability benefits under the Employer's long-term disability program, shall not incur a Termination of Service and shall be deemed to be in the employ of the Employer for purposes of this Plan.  In the event such Participant continues to receive disability benefits under the Employer's long-term disability program until the date he would otherwise have been entitled to a Normal Retirement Benefit pursuant to Section 7.2, such date shall be deemed to be the date of his Termination of Service and he shall then be retired with a Normal Retirement Benefit.  In the event such Participant's disability benefits under the Employer's long-term disability program end on a date prior to his entitlement to a Normal Retirement Benefit, such date shall, unless he again becomes an Employee of the Employer, be deemed to be the date of his Termination of Service.

In addition, any Participant who was a participant in the Merged Plan and who was eligible for receipt of disability benefits under the Social Security Act and under any long-term disability program of Pioneer Savings Bank, FSB on or after his Normal Retirement Date, shall be deemed to have retired and to have incurred a Termination of Service on the date such Participant is eligible to receive such benefits.  However, any Participant who (i) became disabled, prior to June 26, 1996, under the terms of the Merged Plan, and prior to his Normal Retirement Date and (ii) is eligible to receive disability benefits under the Social Security Act and under the long-term disability program of Pioneer Savings Bank, FSB, shall not incur a Termination of Service and shall be deemed to be in the employ of the Employer for purposes of this Plan.  In the event such Participant continues to receive disability benefits under the Pioneer Savings Bank, FSB's long-term disability program until the date he would otherwise have reached his Normal Retirement Date, such date shall be deemed to be the date of his Termination of Service and he shall then be retired with a Normal Retirement Benefit in accordance with the provisions of Section 7.6.  In the event such Participant's disability benefits under the long-term disability program of Pioneer Savings Bank, FSB end on a date prior to his entitlement to a Normal Retirement Benefit but on or after the individual’s attainment of age fifty-five (55), such individual may elect to retire and have Early Retirement Benefits commence as of such date.  However, if payments under any long-term disability program cease on a date prior to the individual’s fifty-fifth birthday, such date shall, unless he becomes an Employee of the Employer, be deemed to be the date of his Termination of Service.

Notwithstanding the foregoing, if an Employee is absent for any of the maternity or paternity reasons set forth in Section 5.2(a), then, for purposes of determining a One Year Period of Severance, such Employee's Termination of Service shall not occur until the earlier of the date set forth in (a) above or the date twenty‑four (24) months from the first date of such absence.

117	9	Dime Community Bank

Article I - Definitions

1.61	"Trust" shall mean the trust established or maintained under the Agreement with respect to the Plan.

1.62	"Trust Fund" shall mean the assets held in accordance with the Agreement.

1.63	"Trustees" shall mean the Trustees of the Pentegra Retirement Trust.

1.64	"Vested Retirement Benefit" shall mean the benefit determined in accordance with Section 7.5.

1.65
"Vested Service" shall mean a Participant's service calculated in accordance with Section 6.1.  For any Employee who was an employee of an Acquired Company on the date of its acquisition by the Employer and became employed by the Employer on such date, Vested Service shall include service recognized for purposes of vesting under the Merged Plan of such Acquired Company.  For any Employee who was an employee of Financial Federal on January 20, 1999 and became employed by the Employer on January 21, 1999, Vested Service shall include service recognized for purposes of vesting under the Financial Federal Plan.

1.66
"Year of Eligibility Service" shall mean an Eligibility Computation Period during which the Employee completes at least one thousand (1,000) Hours of Service.  For purposes of determining eligibility to participate, the Year of Eligibility Service of any individual who was employed by an Acquired Company immediately on the date of the transaction by which such company became an Acquired Company, shall include service recognized for purposes of eligibility to participate under the Merged Plan of such Acquired Company.

117	10	Dime Community Bank

Article II - Plan History

ARTICLE II ‑
PLAN HISTORY

Pursuant to an Agreement and Declaration of Trust made as of October 22, 1940 ("SBRS Agreement"), a retirement system, organized as a trust and known as The Savings Banks Retirement System ("SBRS") was established for the benefit of employees of savings banks and certain other organizations.  Effective as of January 1, 1958 the Employer adopted the Prior Plan pursuant to the SBRS Agreement.

Subsequent amendments were made to the Prior Plan and the SBRS Agreement which were then restated in their entirety as of October 1, 1976 primarily to conform to the requirements of ERISA.  Thereafter, these documents were further amended from time to time.

Effective as of August 31, 1984, SBRS changed its name to Retirement System for Savings Institutions and began operating as an open end, diversified investment company of the management type, within the meaning of the Investment Company Act of 1940, as amended.  The SBRS Agreement was amended and restated in its entirety ("Agreement") to reflect the change in operation and in name.

The Prior Plan as amended and restated on October 1, 1987 continued to be referred to as the "Prior Plan".

Effective as of August 1, 1990, Retirement System for Savings Institutions effectuated a reorgani-zation through a transfer of its operating assets and business and certain intangible assets to sub-sidiaries of a newly organized corporation, Retirement System Group Inc., in exchange for shares of the common stock of such company and the spin-off of such company through the allocation of such shares to the affected organizations participating in the Trust on such date.  Also effective as of August 1, 1990, the Trust became known as the RSI Retirement Trust; and all investment, advisory, administrative, distribution and consulting services previously performed by the RSI Retirement Trust trustees (“Trustees”) are performed under contracts with the newly organized corporation and/or its subsidiaries or such other servicing agencies as may be selected by the Trustees from time to time.  Effective as of December 12, 2013, RSI Retirement Trust changed its name to Pentegra Retirement Trust. The Trust is no longer operating as an open end, diversified investment company of the management type and services to the Trust are provided by Pentegra Services, Inc. and its subsidiaries.

Effective as of June 26, 1996, Pioneer Savings Bank, F.S.B. and it parent Conestoga Bancorp, Inc. were acquired by the Employer.  In connection with this acquisition, the Employer amended the Prior Plan to give credit to employees of specified “acquired companies” for purposes of vesting and eligibility to participate, and to permit immediate participation as of the date of such acquisition for eligible employees with respect to compensation for the full payroll period that includes the date of such acquisition.

Effective September 30, 1996 (the "Merger Date") the Pioneer Savings Bank, FSB (formerly known as the Pioneer Savings and Loan Association) Plan in the New York State Bankers Retirement System (the "Merged Plan") was merged with and into the Retirement Plan of The Dime Savings Bank of Williamsburgh in RSI Retirement Trust.  The rights and benefits of (a) any former employee of an Acquired Company whose employment with such Acquired Company terminated on or before the Merger Date, and/or (b) any participant of the Merged Plan whose employment with the Acquired Company terminated prior to the Merger Date shall be determined in accordance with the provisions of the Merged Plan as in effect prior to the Merger Date.  The rights and benefits of all other former employees of the Acquired Company shall be determined in accordance with the provisions of the Prior Plan or this Plan.

117	11	Dime Community Bank

Article II - Plan History

Effective as of October 1, 1997, the Prior Plan was amended and restated to comply with all pension provisions commonly referred to as GUST II.

Effective as of April 1, 1998, DSBW Preferred Funding Corporation and DSBW Residential Preferred Funding Corporation were incorporated as wholly-owned subsidiaries of The Dime Savings Bank of Williamsburgh.  In accordance with resolutions adopted by the Board of The Dime Savings Bank of Williamsburgh, the Board of DSBW Preferred Funding Corporation and DSWB Residential Preferred Funding Corporation, respectively, effective April 1, 1998, DSBW Preferred Funding Corporation and DSBW Residential Preferred Funding Corporation became Participating Affiliates in the Plan.

Effective as of January 21, 1999, Financial Federal was acquired by the Employer and, the Employer as successor in interest to Financial Federal, became Employer and Plan sponsor of the Financial Federal Plan.  Effective as of February 8, 1999, all benefit accruals under the Financial Federal Plan ceased.  The rights and benefits of any former employee of Financial Federal or any participant of the Financial Federal Plan whose employment with Financial Federal or the Employer terminated prior to February 8, 1999 shall be determined in accordance with the provisions of the Financial Federal Plan as in effect prior to February 8, 1999.  The rights and benefits of all other former employees of Financial Federal shall be determined in accordance with the provisions of this Plan.  Effective September 30, 1999, the Financial Federal Plan will be merged with and into The Retirement Plan of The Dime Savings Bank of Williamsburgh in RSI Retirement Trust.

Pursuant to resolutions adopted by the Employer, the Plan shall be frozen, effective as of March 31, 2000 (the "Plan Freeze Date").  Effective as of the Plan Freeze Date, (i) no Employee may commence or recommence participation in the Plan, (ii) Average Annual Earnings shall not include any Compensation received by a Participant on or after the Plan Freeze Date and (iii) the accruals of all Participants' benefits shall cease.

Effective October 1, 2011, the Employer amended and restated the Prior Plan (“Prior Plan”).  The Plan, as restated, complies with Internal Revenue Service legislation and regulations issued to date addressing tax-qualified plans, including the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), with technical corrections made by the Job Creation and Worker Assistance Act (JCWAA), final regulations under Section 401(a)(9) of the Internal Revenue Code ("Code"), the December 31, 2002 changes to the mortality tables used under Code Section 417(e) in accordance with Revenue Ruling 2001-62, the Pension Funding Equity Act (PFEA), IRS procedural guidance (Notice 2005-5) addressing required “automatic rollovers” under Section 401(a)(31)(B) of the Code, final regulations under Code Section 415, final regulations under Code Section 411(d)(6), and final regulations under Code Section 417.

117	12	Dime Community Bank

Article II - Plan History

In addition to the above noted legislation and regulations, the Plan complies with the provisions of: the Pension Protection Act of 2006 ("PPA") addressing  the addition of a new Qualified Optional Survivor Annuity, direct rollovers to a Roth IRA and non-spouse inherited rollovers, and the expansion of the notice and consent period for a Qualified Joint and Survivor Annuity to one hundred-eighty (180) days prior to the date benefit payments are to commence; and Code Sections 430 and 436 and the Final Regulations thereunder published on October 15, 2009, and The Heroes Earnings Assistance and Relief Tax Act of 2008 ("HEART") addressing differential wage payments, and benefits upon death or disability while performing active military service; and the Worker, Retiree and Employer Recovery Act of 2008 ("WRERA") addressing the waiver of the prohibition on mandatory lump sum payments of five thousand dollars ($5,000) or less under certain circumstances, and the requirement that the Plan be funded to the applicable transition funding target percentage for each of the three (3) transition relief years.

Effective February 1, 2014, the Plan became known as The Retirement Plan of The Dime Savings Bank of Williamsburgh in Pentegra Retirement Trust.  Effective November 1, 2016, the Employer changed its name to Dime Community Bank and the name of the Plan became known as The Retirement Plan of Dime Community Bank in Pentegra Retirement Trust.

Effective as of October 1, 2019, (“Restatement Date”), the Prior Plan is amended and restated in its entirety and shall continue to be known as The Retirement Plan of Dime Community Bank in Pentegra Retirement Trust (“Plan”).

Subject to any amendments that may subsequently be adopted by the Employer pur-suant to Section 14.1, the provisions set forth in this Plan shall apply to any Employee who is in the employment of the Employer on or after the Restatement Date.

Except to the extent specifically required to the contrary under the terms of this Plan, for terminations of employment prior to the Restatement Date, the rights and benefits of a former participant shall be determined in accordance with the provisions of the Prior Plan as in effect on the date of the former participant's termination of employment.

The Plan shall in all respects be subject to the provisions of the Agreement which are incorporated herein and made a part hereof.

The Employer has herein restated the Prior Plan with the intention that (i) the Plan shall at all times be qualified under Section 401(a) of the Code, (ii) the Agreement shall be tax-exempt under Section 501(a) of the Code, and (iii) Employer contributions under the Plan shall be tax deductible under Section 404 of the Code.  The provisions of the Plan and the Agreement shall be construed to effectuate such intention.

117	13	Dime Community Bank

Article III - Administration

ARTICLE III ‑
ADMINISTRATION

3.1	General Administration of the Plan

The operation and administration of the Plan shall be subject to the management and control of the Named Fiduciaries, Investment Fiduciaries and Plan Administrator designated by the Sponsoring Employer.  The designation of such Named Fiduciaries, Investment Fiduciaries and Plan Administrator, the terms of their appointment, and their duties and responsibilities shall be as set forth in this Article III.  Any actions taken hereunder shall be conclusive and binding on Participants, Retired Participants, Employees, Beneficiaries and other persons, and shall not be overturned unless found to be arbitrary and capricious by a court of competent jurisdiction.

3.2	Designation of Fiduciaries

The management and control of the operation and administration of the Plan shall be allocated in the following manner:

(a)	The Sponsoring Employer shall designate the Trustees of the Trust as a Named Fiduciary to perform those functions set forth in the Agreement or the Plan that are assigned to the Trustees of the Trust.

(b)
The Sponsoring Employer shall designate one or more individuals to serve as member(s) of the Employee Benefits Committee and to perform those functions set forth in the Agreement or the Plan that are assigned to such Employee Benefits Committee.

(c)
The Sponsoring Employer may designate one or more members of the Employee Benefits Committee or any other person or group of persons to act as Investment Fiduciaries and to perform those functions set forth in the Agreement or the Plan that are assigned to the Investment Fiduciaries.

(d)	A Trust Participant, as defined under the Agreement, may delegate to a person or persons the duties and responsibilities for voting units set forth in the Agreement.

3.3	Responsibilities of Fiduciaries

The Named Fiduciaries, Plan Administrator and Investment Fiduciaries shall have only those powers, duties, responsibilities and obligations that are specifically allocated to them under the Plan or the Agreement.

To the extent permitted by ERISA, each Named Fiduciary and Plan Administrator may rely upon any direction, information or action of another Named Fiduciary, Investment Fiduciary, Plan Administrator or the Sponsoring Employer as being proper under the Plan or the Agreement and is not required to inquire into the propriety of any such direction, information or action and no Named Fiduciary or Plan Administrator shall be responsible for any act or failure to act of another Named Fiduciary, Plan Administrator, Investment Fiduciary or the Sponsoring Employer.

To the extent permitted by ERISA, each Investment Fiduciary may rely on any direction, information or action of another Investment Fiduciary or the Sponsoring Employer as being proper under the Plan or the Agreement and is not required to inquire into the propriety of any such direction, information or action and no Investment Fiduciary shall be responsible for any act or failure to act of another Investment Fiduciary or the Sponsoring Employer.

117	14	Dime Community Bank

Article III - Administration

No Named Fiduciary, Plan Administrator, Employer or Investment Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

The allocation of responsibility between the Trustees and the Sponsoring Employer may be changed by written agreement.  Such reallocation shall be evidenced by Employer Resolutions and shall not be deemed an amendment to the Plan.

3.4	Plan Administrator

The Sponsoring Employer shall designate the Trustees as the Trustee Administrator and shall designate the Sponsoring Employer, one or more persons or a group of persons to act as the Plan Administrator and to perform those functions set forth in the Agreement or the Plan that are assigned to the Plan Administrator.

The duties and responsibilities of a plan administrator under ERISA shall be allocated between the Plan Administrator and the Trustee Administrator as set forth in the Agreement. Such allocation may be changed only by written agreement between the parties and shall not be deemed an amendment to the Plan.

The Plan Administrator is designated as the Plan's agent for the service of legal process.

3.5	Employee Benefits Committee

The members of the Employee Benefits Committee designated by the Sponsoring Employer under Section 3.2(b) shall serve for such term(s) as the Sponsoring Employer shall determine and until their successors are designated and qualified.  The term of any member of the Employee Benefits Committee may be renewed from time to time without limitation as to the number of renewals. Any member of the Employee Benefits Committee may (a) resign upon at least sixty (60) days written notice to the Sponsoring Employer or (b) be removed from office but only for his failure or inability, in the opinion of the Sponsoring Employer, to carry out his responsibility in an effective manner. Termination of employment with the Employer shall be deemed to give rise to such failure or inability.

The powers and duties allocated to the Employee Benefits Committee shall be vested jointly and severally in its members.  Notwithstanding specific instructions to the contrary, any instrument or document signed on behalf of the Employee Benefits Committee by any member of the Employee Benefits Committee may be accepted and relied upon by the Trustees as the act of the Employee Benefits Committee.  The Trustees shall not be required to inquire into the propriety of any such action taken by the Employee Benefits Committee nor shall they be held liable for any actions taken by them in reliance thereon.

The Sponsoring Employer may, pursuant to Employer Resolutions and upon notice to the Trustees, change the number of individuals comprising the Employee Benefits Committee, their terms of office or other conditions of their incumbency provided that there shall be at all times at least one individual member of the Employee Benefits Committee.  Any such change shall not be deemed an amendment to the Plan.

117	15	Dime Community Bank

Article III - Administration

3.6	Powers and Duties of the Employee Benefits Committee

The Employee Benefits Committee shall have authority to perform all acts it may deem necessary or appropriate in order to exercise the duties and powers imposed or granted by ERISA, the Plan, the Agreement or any Employer Resolutions.  Such duties and powers shall include, but not be limited to, the following:

(a)
Power to Construe ‑ Except as otherwise provided in the Agreement, the Employee Benefits Committee shall have the power to construe the provisions of the Plan and to determine any questions of fact which may arise thereunder.

(b)
Power to Make Rules and Regulations ‑ The Employee Benefits Committee shall have the power to make such rules and regulations as it may deem necessary or appropriate to perform its duties and exercise its powers.  Such rules and regulations shall include, but not be limited to, those governing (i) the manner in which the Employee Benefits Committee shall act and manage its own affairs, (ii) the procedures to be followed in order for Participants or Beneficiaries to claim benefits, and (iii) the procedures to be followed by Participants, Retired Participants and Beneficiaries with respect to notifications, elections, designations or other actions required by the Plan or ERISA.  All such rules and regulations shall be applied in a uniform and nondiscriminatory manner.

(c)	Powers and Duties with Respect to Information ‑ The Employee Benefits Committee shall have the power and responsibility:

(i)	to obtain such information as shall be necessary for the proper discharge of its duties;

(ii)	to furnish to the Employer, upon request, such reports as are reasonable and appropriate;

(iii)	to receive and review the results of the periodic valuations made by the Enrolled Actuary; and

(iv)	to receive, review and retain periodic reports of the financial condition of the Trust Fund.

(d)
Power of Delegation ‑ The Employee Benefits Committee shall have the power to delegate fiduciary responsibilities (other than trustee responsibilities defined in Section 405(c)(3) of ERISA) to one or more persons who are not members of the Employee Benefits Committee.  Unless otherwise expressly indicated by the Sponsoring Employer, the Employee Benefits Committee must reserve the right to terminate such delegation upon reasonable notice.

(e)
Power of Allocation ‑ Subject to the written approval of the Sponsoring Employer, the Employee Benefits Committee shall have the power to allocate among its members specified fiduciary responsibilities (other than trustee responsibilities defined in Section 405(c)(3) of ERISA).  Any such allocation shall be in writing and shall specify the persons to whom such allocation is made and the terms and conditions thereof.

117	16	Dime Community Bank

Article III - Administration

(f)
Duty to Report ‑ Any member of the Employee Benefits Committee to whom specified fiduciary responsibilities have been allocated under Section 3.6(e) above shall report to the Employee Benefits Committee at least annually.  The Employee Benefits Committee shall report to the Sponsoring Employer at least annually regarding the performance of its responsibilities as well as the performance of any persons to whom any powers and responsibilities have been further delegated.

(g)
Power to Employ Advisors and Retain Services ‑ The Employee Benefits Committee may employ such legal counsel, Enrolled Actuaries, accountants, pension specialists, clerical help and other persons as it may deem necessary or desirable in order to fulfill its responsibilities under the Plan.

3.7	Powers and Duties of the Investment Fiduciaries

The Investment Fiduciaries in conjunction with the Trustees shall establish a funding policy for the Plan as provided for in the Agreement.

Subject to the terms and provisions of the Agreement and any Employer Resolutions, the Investment Fiduciaries shall be responsible for directing the allocation of the Plan Interest among the investment classifications and/or investment funds.

The Investment Fiduciaries shall report to the Sponsoring Employer at least annually regarding the performance of its responsibilities.

3.8	Authorization of Benefit Payments

The Employee Benefits Committee shall forward to the Trustees any application for payment of benefits within a reasonable time after it has approved such application.  The Trustees may rely on any such information provided in the approved application for the payment of benefits to the Participant or any Beneficiary.

3.9	Payment of Benefits to Legal Custodian

Whenever, in the Employee Benefits Committee's opinion, a person entitled to receive any benefit payments is a minor or deemed to be physically, mentally or legally incompetent to receive such benefit payments, the Employee Benefits Committee may direct the Trustees to make payments for his benefit to the individual or institution having legal custody of such person or to such person's legal representative, provided, however, that in the case of a person who has been declared to be incompetent, benefit payments can be made only to a valid power of attorney, a court appointed guardian, or any other person authorized under state law to receive the benefit.  Any benefit payment made in accordance with the provisions of this Section 3.9 shall operate as a valid and complete discharge of any liability for payment of such benefit under the provisions of the Plan.

3.10	Service in More Than One Fiduciary Capacity

Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, regardless of whether any such person is an officer, employee, agent or other representative of a party in interest.

3.11	Payment of Expenses

Any reasonable expenses incurred in the administration and operation of the Plan shall be paid by the Employer except to the extent the Employer has elected to pay such expenses from the Plan Interest.

117	17	Dime Community Bank

Article IV - Plan Contributions

ARTICLE IV ‑
PLAN CONTRIBUTIONS

4.1	Administration

All contributions forwarded by the Employer to the Trustees shall be administered in accordance with the provisions of the Agreement.  The Plan Interest shall be established, maintained and adjusted by the Trustees in the manner set forth in the Agreement.  The rights of the Employer, Participants, Retired Participants and Beneficiaries shall be subject to the terms of the Plan and the Agreement.

4.2	Employer Contributions

The Employer shall from time to time forward contributions to the Trustees in an amount sufficient to meet the minimum funding standards prescribed by ERISA as determined at least annually by the Enrolled Actuary using the method of actuarial valuation and actuarial tables, factors and other assumptions established pursuant to the Agreement.  Additional amounts may be contributed only to the extent permitted by ERISA.

Employer contributions shall be forwarded to the Trustees monthly or at such other intervals as may be agreed upon by the Employer and the Trustees, to the extent not otherwise required by law.

4.3	Participant Contributions

A Participant is neither required nor permitted to make any contributions under this Plan.

4.4	Exclusive Benefit; Refund of Employer Contributions

Subject to Sections 3.11 and 11.3, all assets of the Trust Fund shall be retained for the exclusive benefit of Participants, Retired Participants and their Beneficiaries.

Notwithstanding anything herein to the contrary, upon the Employer's request and with the consent of the Trustees, a contribution to the Plan by the Employer which was (a) made by a good faith mistake of fact, or (b) conditioned upon initial qualification of the Plan with the Internal Revenue Service, a timely determination letter request was filed and the Plan received an adverse determination or (c) conditioned upon the deductibility by the Employer of such contributions under Section 404 of the Code shall be returned to the Employer within one (1) year after (i) the payment of a contribution made by mistake of fact, or (ii) the denial of such qualification, or (iii) the disallowance of the deduction (to the extent disallowed).  For purposes of the preceding sentence, (A) in the event the Plan is denied initial qualification, any contribution made incident to such qualification by the Employer must be returned to the Employer within one (1) year after the date such qualification is denied, but only if the application for such qualification was made by the later of the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted, or such later date as prescribed by the Secretary of the Treasury; and (B) all contributions to the Plan made by the Employer shall be deemed to be conditioned upon the deductibility by the Employer of such contributions under Section 404 of the Code unless such contributions are made for the purpose of satisfying the minimum funding standards for tax-qualified plans under the Code.  All such refunds shall be limited in amount, circumstances and timing to the provisions of Section 403(c) of ERISA and no such refund shall be made if, solely on account of such refund, the Plan would cease to be qualified pursuant to Section 401(a) of the Code.

117	18	Dime Community Bank

Article IV - Plan Contributions

4.5	Funding-Based Limits on Benefits and Benefit Accruals

Effective for Plan Years commencing after December 31, 2007, in order to satisfy the requirements of Code Sections 430 and 436 and the final regulations thereunder, the Plan shall meet the requirements set forth below:

(a)	Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage Is Less Than Eighty Percent (80%), But Not Less Than Sixty Percent (60%)

Notwithstanding any other provisions of the Plan, if the Plan’s Adjusted Funding Target Attainment Percentage (“AFTAP”) for a Plan Year is less than eighty percent (80%) (or would be less than eighty percent (80%) to the extent described in Section 4.5(b), but is not less than sixty percent (60%), then the limitations set forth in this Section 4.5(a) apply.

(i)
Fifty Percent (50%) Limitation on Single Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments.  A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable Section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, unless the present value of the portion of the benefit that is being paid in a prohibited payment does not exceed the lesser of:

(A)	fifty percent (50%) of the present value of the benefit payable in the optional form of benefit that includes the prohibited payment, or

(B)	one hundred percent (100%) of the PBGC maximum benefit guarantee amount (as defined in Treasury Regulations Section 1.436-1(d)(3)(iii)(C)).

The limitation set forth in this Section 4.5(a)(i) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.  If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Participant or Beneficiary as of the annuity starting date due to the application of the requirements of this Section 4.5(a)(i), the Participant or Beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in Treasury Regulations Section 1.436-1(d)(3)(iii)(D)).  The Participant or Beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that annuity starting date that would satisfy the fifty percent (50%)/ PBGC maximum benefit guarantee amount limitation described in this Section 4.5(a)(i), or may elect to defer the benefit in accordance with any general right to defer commencement of benefits under the Plan.

117	19	Dime Community Bank

Article IV - Plan Contributions

Provision to Allow Special Optional Forms of Benefit When Only Half Single Sum Payments Are Permitted to Be Paid.  During a period when this Section 4.5(a)(i) applies to the Plan, Participants and Beneficiaries are permitted to elect payment in any optional form of benefit otherwise available under the Plan that provides for the current payment of the unrestricted portion of the benefit (as described in Treasury Regulations Section 1.436-1(d)(3)(iii)(D)), with a delayed commencement for the restricted portion of the benefit (subject to other applicable qualification requirements such as Code Sections 411(a)(11) and 401(a)(9).

(ii)
Plan Amendments Increasing Liability for Benefits.  No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the AFTAP for the Plan Year is:

(A)	less than eighty percent (80%); or

(B)	eighty percent (80%) or more, but would be less than eighty percent (80%) if the benefits attributable to the amendment were taken into account in determining the AFTAP.

The limitation set forth in this Section 4.5(a)(ii) does not apply to any amendment to the Plan that provides a benefit increase under the Plan formula that is not based on Compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of Participants covered by the amendment.

(b)	Limitations Applicable if the Plan’s Adjusted Funding Target Attainment Percentage Is Less Than Sixty Percent (60%)

Notwithstanding any other provisions of the Plan, if the Plan’s AFTAP for a Plan Year is less than sixty percent (60%) (or would be less than sixty percent (60%) to the extent described in this Section 4.5(b)), then the limitations in this Section 4.5(b) apply.

(i)
Single Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted.  A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable Section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or other payment or transfer that is a prohibited payment.  The limitation set forth in this Section 4.5(b) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

(ii)
Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid.  An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a Plan Year shall not be paid if the AFTAP for the Plan Year is:

117	20	Dime Community Bank

Article IV - Plan Contributions

(A)	less than sixty percent (60%); or

(B)
sixty percent (60%) or more, but would be less than sixty percent (60%) if the AFTAP were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the Plan Year is one hundred percent (100%).

(iii)
Benefit Accruals Frozen.  Benefit accruals under the Plan shall cease as of the applicable Section 436 measurement date.  In addition, if the Plan is required to cease benefit accruals under this Section 4.5(b)(iii), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

(c)	Limitations Applicable if the Employer Is in Bankruptcy

Notwithstanding any other provisions of the Plan, a Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date that occurs during any period in which the Employer is a debtor in a case under Title 11, United States Code, or similar federal or state law, except for payments made within a Plan Year with an annuity starting date that occurs on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s AFTAP for that Plan Year is not less than one hundred percent (100%).  In addition, during such period in which the Employer is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, except for payments that occur on a date within a Plan Year that is on or after the date on which the Plan’s enrolled actuary certifies that the Plan’s AFTAP for that Plan Year is not less than one hundred percent (100%).  The limitation set forth in this Section 4.5(c) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

(d)	Provisions Applicable after Limitations Cease to Apply

(i)
Resumption of Prohibited Payments.  If a limitation on prohibited payments under Section 4.5(a)(i), Section 4.5(b)(i) or Section 4.5(c) applied to the Plan as of a Section 436 measurement date, but that limit no longer applies to the Plan as of a later Section 436 measurement date, then that limitation does not apply to benefits with annuity starting dates that are on or after that later Section 436 measurement date.

(A)
Provision to Allow Full Single Sum Payments for Participants and Beneficiaries Who Previously Could Only Elect Half Single Sums.  In addition, after the Section 436 measurement date on which the limitation on prohibited payments under Section 4.5(a)(i), ceases to apply to the Plan, any Participant or Beneficiary who had an annuity starting date within the period during which that limitation applied to the Plan is permitted to make a new election (within ninety (90) after the Section 436 measurement date on which the limit ceases to apply, or, if later, thirty (30) days after receiving notice of the right to make such election) under which the form of benefit previously elected is modified at a new annuity starting date to be changed to a single sum payment for the remaining value of the Participant or Beneficiary’s benefit under the Plan, subject to the other rules in this Section 4.5(d)(i)(A) and applicable requirements of Code Section 401(a), including spousal consent.

117	21	Dime Community Bank

Article IV - Plan Contributions

(B)
Provision to Allow Half Single Sum Payments for Participants and Beneficiaries Who Could Not Elect Single Sums.  In addition, after the Section 436 measurement date on which the limitation on prohibited payments under Section 4.5(b)(i) ceases to apply to the Plan, any Participant or Beneficiary who had an annuity starting date within the period during which that limitation applied to the Plan is permitted to make a new election (within ninety (90) days after the Section 436 measurement date on which the limit ceases to apply, or, if later, thirty (30) days after receiving notice of the right to make such election) under which the form of benefit previously elected is modified at a new annuity starting date to be changed to a single sum payment for the remaining value of the Participant’s or Beneficiary’s benefit under the Plan, subject to the other rules in this Section 4.5(d) (including Section 4.5(a)(i) and applicable requirements of Code Section 401(a), including spousal consent.

(ii)
Resumption of Benefit Accruals.  If a limitation on benefit accruals under Section 4.5(b)(iii) applied to the Plan as of a Section 436 measurement date, but that limitation no longer applies to the Plan as of a later Section 436 measurement date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later Section 436 measurement date, except as otherwise provided under the Plan.  The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor regulation 29 CFR Section 2530.204-2(c) and (d).

Provision to Restore Accruals.  In addition, benefit accruals that were not permitted to accrue due to the application of Section 4.5(b)(iii) shall be restored when that limitation ceases to apply if the continuous period of the limitation was twelve (12) months or less and the Plan’s enrolled actuary certifies that the Plan’s AFTAP for the Plan Year would not be less than sixty percent (60%) taking into account any restored benefit accruals for the prior Plan Year.

(iii)
Shutdown and Other Unpredictable Contingent Event Benefits.  If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of Section 4.5(b)(ii), but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the AFTAP for the Plan Year that meets the requirements of Treasury Regulations Section 1.436-1(g)(5)(ii)(B)), then that unpredictable contingent event benefit shall be paid retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to Section 4.5(b)(ii).  If the unpredictable contingent event benefit does not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit.

117	22	Dime Community Bank

Article IV - Plan Contributions

(iv)
Treatment of Plan Amendments That Do Not Take Effect.  If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of Section 4.5(a)(ii) or Section 4.5(b)(iii), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the AFTAP for the Plan Year that meets the requirements of Treasury Regulations Section 1.436-1(g)(5)(ii)(C)), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment).  If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.

(e)	Notice Requirement

See Section 101(j) of ERISA for rules requiring the plan administrator of a single employer defined benefit pension plan to provide a written notice to participants and beneficiaries within thirty (30) days after certain specified dates if the Plan has become subject to a limitation described in Section 4.5(a)(i), Section 4.5(b) or Section 4.5(c).

(f)	Methods to Avoid or Terminate Benefit Limitations

See Code Section 436(b)(2), (c)(2), (e)(2), and (f) and Treasury Regulations Section 1.436-1(f) for rules relating to employer contributions and other methods to avoid or terminate the application of the limitations set forth in Sections 4.5(a) through Section 4.5(c) for a Plan Year.  In general, the methods an employer may use to avoid or terminate one (1) or more of the benefit limitations under Sections 4.5(a) through Section 4.5(c) for a Plan Year include employer contributions and elections to increase the amount of plan assets which are taken into account in determining the AFTAP, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the Plan.

(g)	Special Rules

(i)	Rules of Operation for Periods prior to and after Certification of Plan’s AFTAP.

117	23	Dime Community Bank

Article IV - Plan Contributions

(A)
In General.  Code Section 436(h) and Treasury Regulations Section 1.436-1(h) set forth a series of presumptions that apply (I) before the Plan’s enrolled actuary issues a certification of the Plan’s AFTAP for the Plan Year and (II) if the Plan’s enrolled actuary does not issue a certification of the Plan’s AFTAP for the Plan Year before the first day of the tenth (10th) month of the Plan Year (or if the Plan’s enrolled actuary issues a range certification for the Plan Year pursuant to Treasury Regulations Section 1.436-1(h)(4)(ii) but does not issue a certification of the specific AFTAP for the Plan by the last day of the Plan Year).  For any period during which a presumption under Code Section 436(h) and Treasury Regulations Section 1.436-1(h) applies to the Plan, the limitations under Sections 4.5(a) through Section 4.5(c) are applied to the Plan as if the AFTAP for the Plan Year were the presumed AFTAP determined under the rules of Code Section 436(h) and Treasury Regulations Section 1.436-1(h)(1), (2) or (3).  These presumptions are set forth in Section 4.5(g)(i)(B) through (D).

(B)
Presumption of Continued Underfunding Beginning First Day of Plan Year.  If a limitation under Section 4.5(a), Section 4.5(b) or Section 4.5(c) applied to the Plan on the last day of the preceding Plan Year, then, commencing on the first day of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the AFTAP for the Plan, for the current Plan Year, or, if earlier, the date Section 4.5(g)(iii) or Section 4.5(g)(iv) applies to the Plan:

(I)	The AFTAP of the Plan for the current Plan Year is presumed to be the AFTAP in effect on the last day of the preceding Plan Year; and

(II)	The first day of the current Plan Year is a Section 436 measurement date.

(C)
Presumption of Underfunding Beginning First Day of Fourth (4th) Month.  If the Plan’s enrolled actuary has not issued a certification of the AFTAP for the Plan Year before the first day of the fourth (4th) month of the Plan Year and the Plan’s AFTAP for the preceding Plan Year was either at least sixty percent (60%) but less than seventy percent (70%) or at least eighty percent (80%) but less than ninety percent (90%), or is described in Treasury Regulations Section 1.436-1(h)(2)(ii), then, commencing on the first day of the fourth (4th) month of the current Plan Year and continuing until the Plan’s enrolled actuary issues a certification of the AFTAP for the Plan for the current Plan Year, or, if earlier, the date Section 4.5(g)(i)(D) applies to the Plan:

(I)	the AFTAP of the Plan for the current Plan Year is presumed to be the Plan’s AFTAP for the preceding Plan Year reduced by ten (10) percentage points; and

117	24	Dime Community Bank

Article IV - Plan Contributions

(II)	the first day of the fourth (4th) month of the Plan Year is a Section 436 measurement date.

(D)
Presumption of Underfunding on and after First Day of Tenth (10th) Month.  If the Plan’s enrolled actuary has not issued a certification of the AFTAP for the Plan Year before the first day of the tenth (10th) month of the Plan Year (or if the Plan’s enrolled actuary has issued a range certification for the Plan Year pursuant to Treasury Regulations Section 1.436-1(h)(4)(ii) but has not issued a certification of the specific AFTAP for the Plan by the last day of the Plan Year), then, commencing on the first day of the tenth (10th) month of the current Plan Year and continuing through the end of the Plan Year:

(I)	the AFTAP of the Plan for the current Plan Year is presumed to be less than sixty percent (60%); and

(II)	the first day of the tenth (10th) month of the current Plan Year is a Section 436 measurement date.

(ii)	New Plans, Plan Termination, Certain Frozen Plans, and Other Special Rules.

(A)
First Five (5) Plan Years.  The limitations in Section 4.5(a)(ii), Section 4.5(b)(ii), and Section 4.5(b)(iii) do not apply to a new plan for the first five (5) Plan Years, determined under the rules of Code Section 436(i) and Treasury Regulations Section 1.436-1(a)(3)(i).

(B)
Plan Termination.  The limitations on prohibited payments in Section 4.5(a)(i), Section 4.5(b)(i), and Section 4.5(c) do not apply to prohibited payments that are made to carry out the termination of the Plan in accordance with applicable law.  Any other limitations under this section do not cease to apply as a result of termination of the Plan.

(C)
Exception to Limitations on prohibited payments under Certain Frozen Plans.  The limitations on prohibited payments in Section 4.5(a)(i), Section 4.5(b)(i), and Section 4.5(c) do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan year, provide for no benefit accruals with respect to any Participants.  This Section 4.5(g)(ii)(C) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect.

(D)
Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability.  During any period in which none of the presumptions under Section 4.5(g)(i) applies to the Plan and the Plan’s enrolled actuary has not yet issued a certification of the AFTAP for the Plan Year, the limitations under Section 4.5(a)(ii) and Section 4.5(b)(ii) shall be based on the inclusive presumed AFTAP for the Plan, calculated in accordance with the rules of Treasury Regulations Section 1.436-1(g)(2)(iii).

117	25	Dime Community Bank

Article IV - Plan Contributions

(iii)	Special Rules under PRA 2010.

(A)
Payments under Social Security Leveling Options.  For purposes of determining whether the limitations under Section 4.5(a)(i) or Section 4.5(b)(i) apply to payments under a social security leveling option, within the meaning of Code Section 436(j)(3)(C)(i), the AFTAP for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) and any Treasury Regulations or other published guidance thereunder issued by the Internal Revenue Service.

(B)
Limitation on Benefit Accruals.  For purposes of determining whether the accrual limitation under Section 4.5(b)(iii) applies to the Plan, the AFTAP for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) (except as provided under Section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, if applicable).

(iv)	Interpretation of Provisions.

The limitations imposed by this Section 4.5 shall be interpreted and administered in accordance with Code Section 436 and Treasury Regulations Section 1.436-1.

(h)	Definitions

The definitions in the following Treasury Regulations apply for Sections 4.5(a) through Section 4.5(g):  Section 1.436-1(j)(1) defining Adjusted Funding Target Attainment Percentage; Section 1.436-1(j)(2) defining annuity starting date; Section 1.436-1(j)(6) defining prohibited payment; Section 1.436-1(j)(8) defining Section 436 measurement date; and Section 1.436-1(j)(9) defining an unpredictable contingent event and an unpredictable contingent event benefit.

“Adjusted Funding Target Attainment Percentage” for a Plan Year shall mean the fraction (expressed as a percentage) –

(i)	The numerator of which is the Adjusted Plan Assets for the Plan Year described in Treasury Regulations Section 1.436-1(j)(1)(ii); and

(ii)	The denominator of which is the adjusted funding target for the Plan Year described in Treasury Regulations Section 1.436-1(j)(1)(iii).

“Annuity Starting Date” shall mean, as applicable –

(A)	The first day of the first period for which an amount is payable as an annuity as described in Code Section 417(f)(2)(A)(i);

(B)
In the case of a benefit not payable in the form of an annuity, the annuity starting date is the annuity starting date for the qualified joint and survivor annuity that is payable under the Plan at the same time as the benefit that is not payable as an annuity;

117	26	Dime Community Bank

Article IV - Plan Contributions

(C)
In the case of an amount payable under a retroactive annuity starting date, the benefit commencement date (instead of the date determined under Treasury Regulations Sections 1.436-1(j)(2)(i)(A) and (B);

(D)	The date of the purchase of an irrevocable commitment from an insurer to pay benefits under the Plan; and

(E)	The date of any transfer to another Plan described in Treasury Regulations Section 1.436-1(j)(6)(i)(C).

“Prohibited Payment” shall mean –

(A)
Any payment for a month that is in excess of the monthly amount paid under a straight life annuity (plus any social security supplements described in the last sentence of Code Section 411(a)(9)) to a participant or beneficiary whose annuity starting date occurs during any period that a limitation under Code Section 436(d) is in effect;

(B)	Any payment for the purchase of an irrevocable commitment from an insurer to pay benefits;

(C)
Any transfer of assets and liabilities to another plan maintained by the same Employer (or by any member of the Employer’s controlled group) that is made in order to avoid or terminate the application of Code Section 436 benefit limitations; and

(D)	Any other amount that is identified as a prohibited payment by the Commissioner in revenue rulings and procedures, notices, and other guidance published in the Internal Revenue Bulletin.

“Section 436 Measurement Date” shall mean the date that is used to determine when the limitations of Code Sections 436(d) and 436(e) apply or cease to apply, and is also used for calculations with respect to applying the limitations of Code Sections 436(b) and (c).

“Unpredictable Contingent Event Benefit” shall mean any benefit or increase in benefits to the extent the benefit or increase would not be payable but for the occurrence of an Unpredictable Contingent Event.  For this purpose, “Unpredictable Contingent Event” shall mean a plant shutdown (whether full or partial) or similar event, or an event (including the absence of an event) other than the attainment of any age, performance of any service, receipt or derivation of any compensation, or the occurrence of death or disability.

117	27	Dime Community Bank

Article V - Eligibility Requirements

ARTICLE V ‑
ELIGIBILITY REQUIREMENTS

5.1	Participation

(a)	Any Employee who was a participant under the provisions of the Prior Plan on the day before the Restatement Date shall become a Participant in the Plan as of the Restatement Date.

(b)
Any Employee who was not enrolled as a participant under the provisions of the Prior Plan as in effect immediately prior to the Restatement Date and who is not excluded from participation in the Plan pursuant to Section 5.3 shall become eligible to participate in the Plan on the latest of: (i) the Restatement Date, (ii) the first day of the calendar month coincident with or next following the date as of which he shall have attained age twenty‑one (21) and completed at least one (1) Year of Eligibility Service, or (iii) the first day of the calendar month coincident with or next following the date he ceases to be an ineligible Employee pursuant to Section 5.3.

(c)
For purposes of determining (i) if an Employee satisfied the Year of Eligibility Service requirement set forth in Section 5.1(b) and (ii) Years of Eligibility Service pursuant to Section 5.2, the following shall be deemed employment with the Employer:

(A)	employment with an Affiliated Employer,

(B)	for any Employee who was an employee of an Acquired Company on June 26, 1996 and became employed by the Employer on June 26, 1996, employment with such Acquired Company, and

(C)	for any Employee who was an employee of Financial Federal on January 20, 1999 and became employed by the Employer on January 21, 1999, employment with Financial Federal.

(d)
Any Employee who was employed by an Acquired Company on the date of the transaction by which such company became an Acquired Company shall be eligible to participate in the Plan on the earlier of (1) such date if he has attained age twenty-one (21) and completed at least one (1) Year of Eligibility Service and is not an ineligible Employee pursuant to section 5.3; or (2) such later date as he becomes eligible under this section 5.1.

(e)	No Employee shall be eligible to become a Participant in the Plan on or after the Plan Freeze Date.

5.2	Break in Service

(a)
"Break in Service" shall mean an Employee's Eligibility Computation Period during which he fails to complete more than five hundred (500) Hours of Service.  For purposes of determining if an Employee incurred a Break in Service, an Employee who is absent from employment for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, but in no event shall more than five hundred one (501) Hours of Service be credited during an Eligibility Computation Period.  In any case in which the number of Hours of Service, which would otherwise have been credited, cannot be determined, eight (8) Hours of Service per day of absence shall be credited.  An absence from employment for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the Employee, or (ii) by reason of a birth of a child of the Employee, or (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement.  The Hours of Service credited under this Section 5.2(a) shall be credited (A) in the Eligibility Computation Period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period or (B) in all other cases, in the following Eligibility Computation Period.

117	28	Dime Community Bank

Article V - Eligibility Requirements

(b)
If an Employee entitled to a Vested Retirement Benefit pursuant to Section 7.5 or 13.3 incurs a Break in Service and is subsequently reemployed by the Employer, he shall, for purposes of computing his Years of Eligibility Service, receive credit for his Years of Eligibility Service prior to his Break in Service.

(c)
If an Employee not entitled to a Vested Retirement Benefit pursuant to Section 7.5 or 13.3 incurs a Break in Service and is reemployed by the Employer, he shall, for purposes of computing his Years of Eligibility Service, receive credit for his Years of Eligibility Service prior to his Break in Service only if the number of consecutive Breaks in Service is less than the greater of:  (i) five (5) or (ii) the aggregate number of the Years of Eligibility Service credited prior to the first such Break in Service; provided, however, that an Employee's pre-break Years of Eligibility Service prior to the Restatement Date shall not be recredited to the Employee if such Years of Eligibility Service were disregarded under the Break in Service provisions of the Prior Plan as in effect on the day immediately preceding the Restatement Date.

5.3	Ineligible Employees

The following classes of Employees are ineligible to participate in the Plan:

(a)	Employees compensated by the Employer on an "hourly rate" basis.

(b)	All Leased Employees.

5.4	Enrollment

Each Employee who satisfies the eligibility requirements shall become a Participant in the Plan upon satisfaction of such requirements.  However, no Participant or Employee may commence or recommence participation in the Plan on or after the Plan Freeze Date.

117	29	Dime Community Bank

Article V - Eligibility Requirements

5.5	Reemployed Employee

Prior to the Plan Freeze Date, an Employee who is reemployed following a Termination of Service and who is not excluded from participation in the Plan pursuant to Section 5.3 shall immediately participate in the Plan as of his reemployment date if (a) at the time of his Termination of Service he satisfied the requirements for a Vested Retirement Benefit pursuant to Section 7.5 or 13.3, or (b) at the time of his reemployment he has satisfied the requirements of Section 5.1 and is eligible to receive credit under Section 5.2 for his prior Years of Eligibility Service.

Prior to the Plan Freeze Date, any other Employee who is reemployed following a Termination of Service must satisfy the requirements of Section 5.1(b) as a new Employee.

117	30	Dime Community Bank

Article VI - Vested and Credited Service

ARTICLE VI ‑
VESTED AND CREDITED SERVICE

6.1	Vested Service

An Employee's Vested Service shall be the sum of (a) and (b) where (a) and (b) are determined as follows:

(a)
For Employees employed prior to the Restatement Date:  An Employee shall be credited with Vested Service equal to the total number of years and any fraction thereof credited to him under the provisions of the Prior Plan.

(b)	For Employees in the employment of the Employer on or after the Restatement Date:

(i)
If the Employee was in the employment of the Employer on the Restatement Date, he shall be credited with Vested Service equal to his Period of Service.  An Employee's Period of Service under this Section 6.1(b)(i) shall mean the period commencing with the Restatement Date and ending with the first day of the month coincident with or next following the Employee's Termination of Service.

(ii)
If the Employee was employed after the Restatement Date, he shall be credited with Vested Service equal to his Period of Service.  An Employee's Period of Service under this Section 6.1(b)(ii) shall mean the period commencing on the first day of the month in which such Employee first performs an Hour of Service and ending with the first day of the month coincident with or next following the Employee's Termination of Service.

(iii)	If the Employee was employed by an Acquired Company on June 26, 1996 and became employed by the Employer on June 26, 1996, the following shall apply:

(A)          with respect to a Merged Plan Participant:

(I)	if such Employee was completely vested under the Merged Plan, such Employee shall be deemed completely vested under this Plan and shall be eligible for a Vested Retirement Benefit under Section 7.5.

(II)	if such Employee is not described under Section 6.1(b)(iii)(A)(I), he shall be credited with Vested Service equal to the sum of:

(1)	the number of completed years of service credited to such Employee as of June 26, 1996 under the provisions of the Merged Plan; plus

(2)	the Period of Service commencing on June 26, 1996 and ending on the first day of the month coincident with or next following such Employee's Termination of Service.

117	31	Dime Community Bank

Article VI - Vested and Credited Service

(B)
with respect to an Employee who was an employee of the Acquired Company on June 26, 1996 but who was not a participant in the Merged Plan on June 26, 1996, such Employee shall be credited with Vested Service equal to the Vested Service he would have been credited had he been a Participant under the provisions of this Plan commencing on the first day of the month in which such Employee first performed an Hour of Service with the Acquired Company, and ending on the first day of the month coincident with or next following such Employee's Termination of Service.

Wherever used in the Plan, a Period of Service means the quotient obtained by dividing the days in all Periods of Service not disregarded by 365 and disregarding any fractional remainder.

(iv)	Service under this Section 6.1(b) shall be subject to the Military Leave provisions of Section 1.33.

(c)
Notwithstanding any other provisions of the Plan and to the extent the following service is not otherwise credited under the provisions of Section 6.1, the following terms and conditions shall apply when determining an Employee's Vested Service:

(i)
Subsequent to October 1, 1976, a period during which an Employee was not employed by the Employer shall nevertheless be deemed to be a period of Vested Service if such Employee incurred a Termination of Service and

(A)
such Termination of Service was the result of resignation, discharge or retirement, other than a resignation, discharge or retirement that occurred when the Employee was otherwise absent for less than one (1) year, and such Employee is reemployed by the Employer within one (1) year after such Termination of Service; or

(B)
such Termination of Service was the result of resignation, discharge or retirement and occurred when the Employee was otherwise absent for less than one (1) year and he was reemployed by the Employer within one (1) year after the date such absence began.

(ii)
Notwithstanding the provisions of Section 6.1(c)(i) and subsequent to October 1, 1985, Vested Service shall not include any portion of an absence for maternity or paternity reasons set forth in Section 5.2(a) that occurs after the first anniversary of the commencement of such absence.

(iii)
A Participant who, at the time of his Termination of Service satisfied the requirements for a Vested Retirement Benefit pursuant to Section 7.5 or 13.3 and who is subsequently reemployed by the Employer, shall upon his reemployment be credited with his Vested Service prior to such termination.

(iv)
A Participant who incurs a One Year Period of Severance without fulfilling the requirements for a Vested Retirement Benefit pursuant to Section 7.5 or 13.3 and who subsequently performs an Hour of Service with the Employer, shall be credited with his Vested Service prior to such severance only if the total Period of Severance (expressed in years and any fraction thereof) is less than the greater of: (A) five (5) years or (B) the aggregate total number of years and any fraction thereof of his Vested Service prior to such severance; provided, however, that an Employee's Vested Service prior to the Restatement Date shall not be recredited to the Participant if such Vested Service was disregarded under the break in service provisions of the Prior Plan as in effect on the day immediately preceding the Restatement Date.

117	32	Dime Community Bank

Article VI - Vested and Credited Service

(v)	Affiliated Service shall be deemed to be employment by the Employer.

(vi)
Employment by any Former Participating Employer subsequent to the termination or withdrawal of its Plan from the Trust shall not be considered Vested Service with a Participating Employer for purposes of the Plan.

(vii)
The period of Vested Service of any individual who was employed by an Acquired Company on the date of the transaction by which such company became an Acquired Company shall include service recognized for purposes of vesting under the Merged Plan of such Acquired Company.

(viii)
If the Employee was employed by Financial Federal on January 20, 1999 and became employed by the Employer on January 21, 1999, employment with Financial Federal shall be deemed employment with the Employer.

6.2	Credited Service

A Participant's Credited Service shall be the sum of (a) and (b) where (a) and (b) are determined as follows:

(a)	For Employees employed prior to the Restatement Date, the total number of years and any fraction thereof credited to the Participant under the provisions of the Prior Plan.

(b)
Subject to the Military Leave provisions of Section 1.33, for Employees in the employment of the Employer on or after the Restatement Date, the total Period of Service (expressed in years and any fraction thereof) commencing with the later of:  (i) the Restatement Date or (ii) the date the Employee is eligible to participate in the Plan pursuant to Section 5.1.

(c)
Notwithstanding any other provisions of the Plan and to the extent the following service is not otherwise credited under the provisions of Section 6.2, the following terms and conditions shall apply when determining a Participant's Credited Service:

(i)
Subsequent to October 1, 1976 and the Participant's attainment of age twenty‑five (25), and subject to the provisions of the Prior Plan, a Participant shall receive up to a maximum of one (1) year of Credited Service for employment by the Employer which preceded his eligibility to participate.  Notwithstanding the foregoing, in no event shall an Employee who was in the employment of the Employer on October 1, 1988, who (A) was not enrolled as a Participant under the provisions of the Plan as in effect on September 30, 1988 solely because he had attained age sixty (60) at the time of his employment with the Employer and (B) was not otherwise excluded from participation in the Plan pursuant to Section 5.3, and who became a participant in the Prior Plan on the later of: (I) October 1, 1988 or (II) the first day of the calendar month coincident with or next following the date he first completed one (1) Year of Eligibility Service, receive Credited Service for employment by the Employer which precedes October 1, 1988.

117	33	Dime Community Bank

Article VI - Vested and Credited Service

(ii)	A Participant shall not receive Credited Service for any year or fraction thereof during which he was ineligible to participate pursuant to Section 5.3.

(iii)
Subject to the provisions of Section 9.13, a Participant who, at the time of a One Year Period of Severance satisfied the requirements for a Vested Retirement Benefit pursuant to Section 7.5 or 13.3 and is subsequently reemployed by the Employer, shall upon his reemployment be credited with his Credited Service prior to such One Year Period of Severance with the Employer.

(iv)
A Participant who incurs a One Year Period of Severance without fulfilling the requirements for a Vested Retirement Benefit pursuant to Section 7.5 or 13.3 and who subsequently performs an Hour of Service with the Employer, shall, subject to the provisions of Section 9.13, be credited with his Credited Service prior to such severance only if the total Period of Severance (expressed in years and any fraction thereof) is less than the greater of:  (A) five (5) years or (B) the aggregate total number of years and any fraction thereof of his Vested Service prior to such severance; provided, however, that a Participant's Credited Service prior to the Restatement Date shall not be recredited to the Participant if such Credited Service was disregarded under the break in service provisions of the Prior Plan as in effect on the day immediately preceding the Restatement Date.

(v)	Affiliated Service shall be deemed to be employment by the Employer.

(vi)
Notwithstanding the foregoing provisions of Section 6.2(c) and subsequent to October 1, 1985, Credited Service shall not include any portion of an absence for maternity or paternity reasons set forth in Section 5.2(a) that occurs after the first anniversary of the commencement of such absence.

(vii)
For purposes of determining the Credited Service of a Merged Plan Participant, service with the Acquired Company prior to June 26, 1996 shall not be included in determining years of Credited Service under the Plan.

(viii)	In no event shall a Financial Federal Plan Participant receive Credited Service for employment with Financial Federal or the Employer prior to February 8, 1999.

(d)	Notwithstanding any other provisions of Section 6.2, a Participant shall not accrue Credited Service for any year or fraction thereof completed after the Plan Freeze Date.

117	34	Dime Community Bank

Article VII - Benefits

ARTICLE VII ‑
BENEFITS

7.1	General

Unless the context clearly indicates otherwise, the Retirement Benefits set forth in this Article VII are determined on the basis of a Straight Life Annuity.  However, in the case of a Merged Plan Participant who becomes a Participant in the Plan, the Merged Plan Benefit set forth in this Article VII is determined on the basis of a Straight Life Annuity by converting the Merged Plan Benefit from a Sixty Month Period Certain and Life Benefit.  A normal form of benefit other than a Straight Life Annuity may result in a violation of the limitations imposed by Code Section 415.

7.2	Normal Retirement Benefit

(a)
A Participant's right to his Accrued Benefit shall be fully vested at his Normal Retirement Age and, subject to the provisions of Section 9.13, such Participant shall be entitled to the payment of a Normal Retirement Benefit commencing on his Normal Retirement Date.

(b)
The annual Normal Retirement Benefit shall be equal to 2% of the Participant's Average Annual Earnings multiplied by the number of years and any fraction thereof of his Credited Service.  A Participant's annual benefit attributable to Employer contributions shall be limited to 60% of his Average Annual Earnings.

(c)	Notwithstanding the above, in the case of a Merged Plan Participant, such Participant’s annual Normal Retirement Benefit shall be equal to:

(i)	the Participant’s Normal Retirement Benefit calculated in accordance with the above formula counting only that Credited Service accrued on and after June 26, 1996; plus

(ii)	the Participant’s Merged Plan Benefit accrued up to June 26, 1996 calculated as follows:

The "Allowance Formula" shall be calculated as set forth below:

2% of the Participant’s "average compensation", multiplied by "creditable service" up to June 26, 1996 (not to exceed thirty-five (35) years), plus

1-1/2% of the Participant’s "average compensation", multiplied by "creditable service, " up to June 26, 1996, in excess of thirty-five (35) years (not to exceed forty (40) years);

The "Allowance Formula," calculated above, shall be reduced by the "Maximum Offset Allowance" set forth below:

.49% of the Participant’s "final average compensation" (up to "covered compensation") multiplied by "creditable service" up to June 26, 1996 (not to exceed thirty-five (35) years).  The offset under the preceding sentence for any year of “creditable service” shall not exceed one-half of the "employer" derived benefit, prior to the application of the offset with respect to the Participant’s "average compensation", not in excess of the Participant’s "final average compensation" up to "covered compensation".

117	35	Dime Community Bank

Article VII - Benefits

For purposes of subsection (ii), above, the terms "average compensation," "creditable service," "final average compensation," "employer" and "covered compensation" shall have the meanings given such terms under the provisions of the Merged Plan.

(d)
Notwithstanding anything above to the contrary, the Normal Retirement Benefit of a Financial Federal Participant shall be equal to the Financial Federal Plan Benefit plus the annual Normal Retirement Benefit as determined in accordance with the second paragraph of this Section 7.2.

(e)
Notwithstanding the foregoing, a Participant's Normal Retirement Benefit shall not be less than the greater of (a) the greatest Early Retirement Benefit which the Participant would have been entitled to receive had he retired at an earlier date, or (b) the benefit preserved under Section 14.4.

7.3	Postponed Retirement Benefit

(a)
Subject to the provisions of Section 9.13, a Participant in the employment of the Employer beyond his Normal Retirement Date shall be entitled to the payment of a Postponed Retirement Benefit commencing on his Postponed Retirement Date.

(b)
The annual Postponed Retirement Benefit shall be calculated in the same manner as the annual Normal Retirement Benefit determined in accordance with Section 7.2.  Subject to the provisions of Section 9.13 and subject to the limitations of Section 6.2, Compensation and Credited Service accrued by the Participant prior to his Postponed Retirement Date shall be used to compute his Postponed Retirement Benefit.

Notwithstanding the preceding paragraphs, in the event the Employer does not provide notice of a suspension of benefits in accordance with Section 9.13(b) to (i) a Retired Participant receiving benefits who is reemployed by the Employer or an Affiliated Employer which is a Participating Employer, or (ii) a Participant who continues in the employment of the Employer or an Affiliated Employer which is a Participating Employer beyond his Normal Retirement Date, the annual Postponed Retirement Benefit shall be the greater of:

(A)
The annual Postponed Retirement Benefit calculated in the same manner as the annual Normal Retirement Benefit determined in accordance with Sections 7.2 (b), (c), (d) or (e).  Subject to the limitations of Section 6.2, Compensation and Credited Service accrued by the Participant prior to his Postponed Retirement Date and prior to the Plan Freeze Date shall be used to compute his Postponed Retirement Benefit; or

(B)	the Actuarial Equivalent of the annual benefit that would have been payable at the Participant’s Normal Retirement Date, adjusted to the Participant’s Postponed Retirement Date.

117	36	Dime Community Bank

Article VII - Benefits

If as a result of actuarial increases to the benefit of a Participant who delays commencement of benefits beyond his Normal Retirement Date, the Accrued Benefit of such Participant would exceed the Code Section 415 limitations under Section 8.1 for such year, immediately before the actuarial increase to the Participant’s benefit would cause his benefit to exceed such limitations, distribution of his benefit will commence.

(c)
Notwithstanding the foregoing, the Postponed Retirement Benefit for a Participant whose Postponed Retirement Date occurs after the date he attains the age of seventy and one-half (70-1/2) shall not be less than the Actuarial Equivalent of the Postponed Retirement Benefit that would have been payable if benefit payments had begun on the date the Participant attained the age of seventy and one-half (70-1/2).

7.4	Early Retirement Benefit

(a)
(1)        A Merged Plan Participant whose Early Retirement Benefit is determined in accordance with Section 7.4(f)(i)(A) shall be eligible for such Early Retirement Benefit provided at the time of his Termination of Service he has attained age fifty-five (55).

(2)
A Financial Federal Participant whose Early Retirement Benefit is determined in accordance with Section 7.4(i), shall be eligible for such Early Retirement Benefit provided at the time of his Termination of Service he has attained age forty-five (45).

(b)
Each other Participant who at the time of his Termination of Service has a minimum of five (5) consecutive years of Credited Service with the Employer shall be eligible for an Early Retirement Benefit provided: (a) he has attained age sixty (60), or (b) he has completed thirty (30) or more years of Vested Service with the Employer and any other Participating Employer (including any service recognized for early retirement benefit eligibility purposes under the plan of a Former Participating Employer prior to the termination or withdrawal of its plan in the Trust).

(c)	In addition, any Participant under subsections (a)(1) and (b) above, shall also be eligible for an Early Retirement Benefit if:

(i)
on or prior to July 31, 1998, the sum of his attained age and Vested Service with the Employer and any other Participating Employer (including any service recognized for early retirement benefit eligibility purposes under the plan of a Former Participating Employer prior to the termination or withdrawal of its plan in the Trust) equals or exceeds seventy (70),

(ii)	such Participant’s Compensation is equal to or less than the limitation as prescribed under 401(a)(17) of the Code, as defined under Section 1.10,

(iii)	such Participant elects between June 5, 1998 and July 31, 1998, to receive, commencing August 1, 1998, an unreduced Early Retirement Benefit,

(iv)
such Participant executes and delivers a release and waiver of claims against the Employer in such form as prescribed by the Plan Administrator and acceptable to the Plan Administrator and at such time as is specified by the Plan Administrator, and

117	37	Dime Community Bank

Article VII - Benefits

(v)	such Participant has a Termination of Service date of July 31, 1998.

(d)
With respect to Merged Plan Participants, the annual Early Retirement Benefit shall be determined in accordance with the provisions of Section 7.4(f)(i).  With respect to all other Participants, the annual Early Retirement Benefit shall be determined in accordance with the provisions of Section 7.2(b) but shall recognize only that Compensation and Credited Service accrued by the Participant prior to his Termination of Service.

(e)
The Early Retirement Benefit shall be a deferred benefit commencing upon the Participant's Normal Retirement Date.  A Participant who is eligible to receive an Early Retirement Benefit may elect, however, to have such benefit commence prior to his Normal Retirement Date on the first day of any calendar month coincident with or next following his Termination of Service.

(f)	When a Participant's Early Retirement Benefit commences prior to his Normal Retirement Date, the annual benefit payable to such Participant shall be equal to the following:

(i)	With respect to a Merged Plan Participant, the sum of (A) and (B), where (A) and (B) are determined as follows:

(A)	The Merged Plan Participant’s accrued benefit determined as of June 26, 1996, calculated in accordance with 7.2(c)(ii), above, reduced as follows:

(I)	The "Allowance Formula" shall be reduced by two percent (2%) for each year by which the commencement date of his Early Retirement Benefit precedes his Normal Retirement Date; and

(II)
The "Maximum Offset Allowance" shall be reduced by six percent (6%) for each year by which the commencement date of his Early Retirement Benefit precedes his Normal Retirement Date.  The amount of the Offset shall not exceed the maximum offset otherwise allowable under the Merged Plan, prior to the Plan Year beginning in 1989, multiplied by the following fraction (not to exceed one (1)):

Actual years of service at retirement or severance
Total years of service at "Social Security
Retirement Age"

and further reduced by 1/15 for each of the first five years and 1/30 for each of the next five years by which the starting date of such benefit precedes the Participant’s Social Security Retirement Age and reduced actuarially thereafter for each additional year.  Only the actual reduction (1/15, 1/30) is required if the offset assumes no wages, for purposes of the Social Security Act, after retirement or severance.

117	38	Dime Community Bank

Article VII - Benefits

For purposes of this Section 7.4(f), the term “Social Security Retirement Age” shall mean age sixty-five (65) with respect to a Participant who was born before January 1, 1938; age sixty-six (66) with respect to a Participant who was born after December 31, 1937 and before January 1, 1955; and age 67 with respect to a Participant who was born after December 31, 1954.

plus:

(B)
Solely with respect to the benefit accrued after June 26, 1996, the Actuarial Equivalent of the Early Retirement Benefit that would have been payable to the Merged Plan Participant, determined in accordance with Section 7.2(c)(i) as of such Participant’s Termination of Service, if benefit payments were deferred to his Normal Retirement Date.

(ii)	With respect to each other Participant, the Actuarial Equivalent of the Early Retirement Benefit that would have been payable if benefit payments were deferred to his Normal Retirement Date.

(g)
In no event, however, shall the annual Early Retirement Benefit determined under Section 7.4(f)(i)(B) or Section 7.4(f)(ii), above, exceed two percent (2%) of a Participant's Average Annual Earnings multiplied by the number of years and any fraction thereof of his Credited Service up to a maximum of thirty (30) years.

(h)
Notwithstanding the provisions of Section 7.4(f) above, the annual benefit payable to a Participant who satisfies the eligibility requirements set forth in Section 7.4(c) above, shall be equal to the Early Retirement Benefit deferred to his Normal Retirement Date and such Early Retirement Benefit shall commence on August 1, 1998.

(i)
With respect to a Financial Federal Participant, the annual Early Retirement Benefit shall be equal to the normal Financial Federal Plan Benefit, plus the annual Normal Retirement Benefit as determined in accordance with Section 7.2(b) above, provided that only Compensation and Credited Service accrued by the Participant prior to his Termination of Service shall be used to compute his Early Retirement Benefit.

(j)	Notwithstanding the foregoing, the Early Retirement Benefit for a Participant shall not be less than the benefit preserved under Section 14.4.

7.5	Vested Retirement Benefit

A Participant who at the time of his Termination of Service (for reasons other than death) has completed at least five (5) years of Vested Service shall be eligible for a Vested Retirement Benefit.  Vested Service shall not include that portion of an Employee's Period of Service with the Employer which is prior to the Employee's attainment of age eighteen (18).

117	39	Dime Community Bank

Article VII - Benefits

Notwithstanding the above paragraph, in no event shall the vested percentage of a Merged Plan Participant’s benefits be less than the applicable percentage determined in accordance with the following schedule, including all service recognized for vesting purposes under the Merged Plan:

Years of Vested Service	Nonforfeitable Percentage
Less than 3	0
3	20
4	40
5	60
6	80
7	100

The Vested Retirement Benefit shall commence on a Participant's Normal Retirement Date and shall be calculated in the same manner as an Early Retirement Benefit with payment deferred to his Normal Retirement Date.

A Participant who meets the requirements for a Vested Retirement Benefit and who meets the requirements for commencement of an Early Retirement Benefit may elect to have his Vested Retirement Benefit commence prior to his Normal Retirement Date.  The benefit payable at such earlier date shall commence on the first day of any calendar month coincident with or next following the earliest date on which he would be eligible to receive an Early Retirement Benefit under the provisions of the Plan in effect on the date the Participant incurs a Termination of Service.

For purposes of determining eligibility for an Early Retirement Benefit under the fourth paragraph of this Section 7.5, only the Participant's Vested Service at the time of his Termination of Service and his attained age at the commencement of benefit payments shall be considered.  The benefit payable at such earlier date shall be the Actuarial Equivalent of the Vested Retirement Benefit that would have been payable if benefit payments were deferred to his Normal Retirement Date.  However, in the case of a Merged Plan Participant, the benefit payable at such earlier date shall be reduced, instead, in accordance with the Early Retirement Benefit provisions of Section 7.4.

Notwithstanding the foregoing, the Vested Retirement Benefit for a Participant shall not be less than the benefit preserved under Section 14.4.

7.6	Disability Coordination Benefit

(a)
A Participant who (i) becomes disabled prior to his Normal Retirement Date (ii) has completed at least ten (10) years of Vested Service determined pursuant to Section 6.1 and (iii) is eligible to receive benefits under the Employer's long-term disability program, shall have such period of disability considered in determining Vested Service under Section 6.1 and Credited Service under Section 6.2.

A Participant who is no longer eligible to receive benefits under the Employer's long-term disability program for reasons other than death and who is not reemployed by the Employer, may apply for an Early Retirement Benefit or Vested Retirement Benefit, if applicable, under the provisions of the Plan as in effect on the date the Participant incurs a Termination of Service.

117	40	Dime Community Bank

Article VII - Benefits

(b)	Special Provision for Merged Plan Participants:

(i)
A Merged Plan Participant who commenced receiving a "disability retirement allowance" in accordance with the provisions of the Merged Plan prior to June 26, 1996, shall continue to receive such "disability retirement allowance" under the terms and conditions of such Merged Plan.

(ii)
Any other Merged Plan Participant who was deemed to be disabled under the terms of the Merged Plan, prior to June 26, 1996, and had been in receipt of disability benefits under the Social Security Act and under any long-term disability income plan sponsored by the Acquired Company shall, if payments under such long-term disability plan cease for reasons other than death on or after his fifty-fifth (55th) birthday, and he is not reemployed by the Employer, be entitled to apply for a Normal Retirement Benefit, an Early Retirement Benefit or Vested Retirement Benefit, if applicable, under the provisions of the Merged Plan and the Plan.  Such benefit will be based on his "average compensation" under the Merged Plan and creditable service under (i) the Merged Plan and (ii) the Plan commencing June 26, 1996, including service up to the date he ceased receiving Social Security disability benefits and benefits under the long-term disability income plan of the Acquired Company and on the basis of the benefit formula as in effect under the Merged Plan on the date the Participant left the active service of such Acquired Company.  If such individual’s long-term disability benefits continue to what would have been the commencement date of his "disability retirement allowance" under the Merged Plan, he shall receive (i) his Merged Plan Benefit as of June 26, 1996, plus (ii) an additional benefit based on Credited Service under the Plan pursuant to 7.6(a).  If such individual’s benefits under the long-term disability plan of the Acquired Company cease prior to his fifty-fifth (55th) birthday, such Participant, if he promptly becomes employed by the Employer, shall become an active Participant in the Plan as of his reemployment date.  If he does not so return, he shall be deemed to have terminated employment on the date such payments cease.

(iii)
In the case of any Merged Plan Participant who is deemed to be disabled on or after June 26, 1996, the provisions of Section 7.6(a), above, shall apply; provided, however, that his benefit under Section 7.6(a) shall be comprised of (i) his Merged Plan Benefit as of June 26, 1996, plus (ii) an additional benefit based on Credited Service under the Plan pursuant to Section 7.6(a).

The Eligible Beneficiaries of an Eligible Participant who is no longer eligible to receive benefits under the Employer's long-term disability program for the reason of death, may be entitled to receive a Preretirement Survivor Annuity under the provisions of the Plan as in effect on the date the Participant incurs a Termination of Service.

This Section 7.6 shall be construed and administered to comply with the requirements of the Americans with Disabilities Act of 1990 and any applicable regulations promulgated thereunder.

117	41	Dime Community Bank

7.7	Death Benefits

The following benefits shall be paid automatically upon the death of a Participant, other than with respect to a Participant who has received In-Service Distributions pursuant to Section 9.14:

(a)	Preretirement Survivor Annuity

(i)	The Eligible Beneficiaries of an Eligible Participant shall be entitled to receive a monthly Preretirement Survivor Annuity.

For purposes of this Section 7.7(a) the following definitions shall apply:

"Eligible Beneficiaries" shall mean:

(A)	Surviving Spouse - a spouse to whom the Participant was legally married for at least one (1) year and which marriage had not been dissolved by formal divorce proceeding at time of his death.

(B)
Eligible Children - any natural child or children of the Participant or any child or children legally adopted by the Participant at least one (1) year prior to the Participant’s death who have not attained the age of twenty-one (21) at the time of the Participant's death.

"Eligible Participant" shall mean a Participant who at the time of his death was employed by the Employer and (I) attained age sixty (60) or (II) the sum of whose attained age and Vested Service consisting of (1) Vested Service determined pursuant to Section 6.1 and (2) service with any other Participating Employer or Former Participating Employer (including any service recognized for preretirement survivor benefit eligibility purposes under the plan of a Former Participating Employer prior to the termination or withdrawal of its plan in the Trust) equals or exceeds sixty-five (65) years.

(ii)
Upon the death of an Eligible Participant, a monthly Preretirement Survivor Annuity shall be paid to and for the life of the Surviving Spouse.  If there is no such Surviving Spouse at the time of the Participant's death or if the Surviving Spouse subsequently dies, the monthly benefit shall be divided equally among, and paid to, Eligible Children who at the date of any such payment shall have not yet attained the age of twenty-one (21).  The Preretirement Survivor Annuity shall be paid as follows:

(A)
The monthly Preretirement Survivor Annuity payments to the Surviving Spouse shall commence on the first day of the calendar month coincident with or next following the later of the date of the Eligible Participant's death and the date on which the Eligible Participant would have attained his Normal Retirement Age, if he had lived.  Such benefit shall be equal to the Normal Retirement Benefit, Postponed Retirement Benefit, Early Retirement Benefit deferred to the Eligible Participant's Normal Retirement Date or Vested Retirement Benefit deferred to the Eligible Participant's Normal Retirement Date that would have been provided under the Plan had the Eligible Participant retired on the date of his death.  In calculating the amount of such benefit, it will be assumed that the Eligible Participant had effectively elected on the date of his death to receive a 100% Joint and Survivor Benefit with his Surviving Spouse as his Beneficiary.

117	42	Dime Community Bank

Article VII - Benefits

(B)
Notwithstanding Section 7.7(a)(ii)(A), an Eligible Participant's Surviving Spouse may elect that payment of the monthly Preretirement Survivor Annuity shall commence on the first day of the calendar month coincident with or next following the date of the Eligible Participant's death.  In calculating the amount of such benefit it will be assumed that the Plan provisions permitted early retirement as early as the date of the Eligible Participant's death, and the Eligible Participant had effectively elected on the date of his death to receive an immediate 100% Joint and Survivor Benefit with his Surviving Spouse as his Beneficiary.

(C)
If (I) the Eligible Participant has a Surviving Spouse and Eligible Children on the date of his death, (II) payments to the Surviving Spouse have commenced, (III) the Surviving Spouse dies and (IV) there are Eligible Children who have not attained age twenty-one (21) at the time of the Surviving Spouse's death, the same monthly Preretirement Survivor Annuity that was payable to the Surviving Spouse shall continue to be paid to such Eligible Children until the youngest child attains age twenty-one (21).  Such benefit shall commence on the first day of the calendar month coincident with or next following the date of the Surviving Spouse's death and shall be divided equally among, and paid to, the Eligible Children who, on the date of such payment, shall not have attained age twenty-one (21).

(D)
If (I) the Eligible Participant has a Surviving Spouse and Eligible Children on the date of his death, (II) payments to the Surviving Spouse are deferred until the Eligible Participant would have attained his Normal Retirement Age, (III) the Surviving Spouse dies prior to the commencement of benefit payments and (IV) there are Eligible Children who have not attained age twenty-one (21) at the time of the Surviving Spouse's death, a monthly Preretirement Survivor Annuity shall be payable to such Eligible Children.  Such benefit shall commence on the first day of the calendar month coincident with or next following the date of the Surviving Spouse's death and shall be divided equally among, and paid to, the Eligible Children who, on the date of such payment, shall not have attained age twenty-one (21).  The benefit will be calculated assuming that the Eligible Participant had effectively elected on his date of death to receive a 100% Joint and Survivor Benefit with his Surviving Spouse as his Beneficiary with payments to commence on the date of his Surviving Spouse's death and to continue until the youngest child attains age twenty-one (21) and the Plan provisions permitted early retirement as early as the date of the Surviving Spouse's death.

117	43	Dime Community Bank

Article VII - Benefits

(E)
If the Eligible Participant has no Surviving Spouse on the date of his death but is survived by Eligible Children, a monthly Preretirement Survivor Annuity shall be payable to such Eligible Children with payments to continue until the youngest child attains age twenty-one (21).  Such benefit shall commence on the first day of the calendar month coincident with or next following the Eligible Participant's death and shall be divided equally among, and paid to, the Eligible Children who, on the date of such payment, shall not have attained age twenty-one (21).  The benefit shall be calculated assuming that (I) the Eligible Participant had effectively elected on his date of death to receive a 100% Joint and Survivor Benefit with the designated Beneficiary thereunder being a person of the opposite sex with the same date of birth as the Eligible Participant, (II) the Eligible Participant had not chosen a deferred payment and (III) the Plan provisions permitted early retirement as early as the date of the Eligible Participant's death.

(iii)	(A)	If a Participant not eligible for a benefit under Section 7.7(a)(i), satisfied the requirements for a Vested Retirement Benefit under Section 7.5 and dies while in the employ of the Employer he shall, if he has a Surviving Spouse as defined under Section 7.7(a)(i), be deemed to have chosen to have had his benefit commence on his Normal Retirement Date. Such benefit shall be equal to the same benefit that would have been payable to the Surviving Spouse if the Participant (I) incurred a Termination of Service on the date of his death, (II) survived to his Normal Retirement Date, (III) elected to receive a 50% Joint and Survivor Benefit, commencing on his Normal Retirement Date, with his Surviving Spouse as his Beneficiary and (IV) died on the day immediately after his Normal Retirement Date.

(B)
Notwithstanding the immediately preceding paragraph, the Surviving Spouse of a Participant may elect that the Preretirement Survivor Annuity payable under this Section 7.7(a)(iii) shall commence on the earliest date following the Participant's death on which an Early Retirement Benefit could have commenced.  Such benefit shall be equal to the same benefit that would have been payable to the Surviving Spouse if the Participant (I) incurred a Termination of Service on the date of his death, (II) survived to the earliest date on which he would have been eligible for an Early Retirement Benefit under the Plan based on his Vested Service and age at his date of death, (III) elected to receive a 50% Joint and Survivor Benefit, commencing on such date, with his Surviving Spouse as his Beneficiary and (IV) died on the day immediately after the earliest date on which he would have been eligible for an Early Retirement Benefit.

117	44	Dime Community Bank

Article VII - Benefits

(b)	Post Termination Survivor Annuity

(i)
A Participant who is eligible for an Early Retirement Benefit, a Normal Retirement Benefit or a Postponed Retirement Benefit upon his Termination of Service with the Employer and dies prior to the earliest of:  (A) sixty (60) days following his Termination of Service, (B) the date benefit payments commence, or (C) the effective date of any benefit election, shall be deemed not to have retired and a Preretirement Survivor Annuity shall be payable as though his death had occurred at the time of his Termination of Service.

(ii)
A Participant who is eligible for an Early Retirement Benefit, a Normal Retirement Benefit or a Postponed Retirement Benefit and who has not elected to receive a lump sum benefit, if applicable, under the provisions of Section 9.7 and who dies (A) more than sixty (60) days following his Termination of Service with the Employer and (B) prior to the earlier of:  (I) the date benefit payments commence or (II) the effective date of any benefit election shall, if he has a Surviving Spouse (as defined under Section 7.7(a)(i)), be deemed to have chosen to have benefits commence (1) if the Participant was eligible for an Early Retirement Benefit or a Normal Retirement Benefit, on his Normal Retirement Date or, if earlier, on the commencement date specified in any benefit election that is in effect on the date of his death or (2) if the Participant was eligible for a Postponed Retirement Benefit, on his Postponed Retirement Date, and be deemed to have elected a 50% Joint and Survivor Benefit with his Surviving Spouse as his Beneficiary.  Notwithstanding the foregoing, the Participant's Surviving Spouse may elect to have benefits commence on the date of the Participant's death in which case the Participant shall be deemed to have chosen to have benefits commence on such date and to have elected a 50% Joint and Survivor Benefit with his Surviving Spouse as his Beneficiary.

(iii)
If a Participant has not satisfied the eligibility requirements for an Early Retirement Benefit and has not elected a lump sum benefit, if applicable, described in Section 9.7 but (A) incurred a Termination of Service while entitled to a Vested Retirement Benefit under Section 7.5 or 13.3 and (B) dies prior to the date his benefit payments are scheduled to commence, he shall, if he has a Surviving Spouse as defined under Section 7.7(a)(i), be deemed to have elected to receive a 50% Joint and Survivor Benefit with his Surviving Spouse as his Beneficiary and chosen to have had his benefit commence on his Normal Retirement Date; provided, however that the Participant's Surviving Spouse as defined under Section 7.7(a)(i) may elect to have benefits commence on the earliest date following his death on which an Early Retirement Benefit could have commenced under the provisions of the Plan as in effect on the date the Participant incurs a Termination of Service and the benefit paid to such Surviving Spouse shall be determined as if the Participant had elected to receive a 50% Joint and Survivor Benefit with his Surviving Spouse as his Beneficiary and had chosen to have benefits commence as of the date elected by the Surviving Spouse.

117	45	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

ARTICLE VIII ‑
LIMITATIONS AND RESTRICTIONS ON BENEFITS

8.1	Section 415 Limitations on Benefits

A.	The limitations of this Section 8.1A. shall apply to Limitations Years commencing prior to July 1, 2007.

For purposes of this Section 8.1A., the following words and phrases shall have the meanings hereafter ascribed to them:

(a)	Definitions.

(i)	"Annual Additions" shall mean the sum of the following amounts credited to a Participant's account or accounts during the Limitation Year:

(A)	Employer contributions,

(B)	Employee contributions, if any,

(C)	all forfeitures,

(D)
(I) amounts allocated after March 31, 1984 to an individual medical account, as defined in Section 415(l)(2) of the Code, that is part of a pension or annuity plan maintained by the Employer and (II) amounts derived from contributions, paid or accrued after December 31, 1985, that are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in Section 419(e) of the Code, maintained by the Employer; and

(E)	amounts allocated under a simplified employee pension plan, are treated as Annual Additions to a defined contribution plan.

The Annual Additions for a Limitation Year commencing prior to the Restatement Date shall be determined in accordance with the provisions of the Prior Plan.

(ii)
"Current Accrued Benefit" shall mean a Participant's annual accrued benefit under the Plan, determined in accordance with the meaning of Section 415(b)(2) of the Code, as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987.  In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:

(A)	any change in the terms and conditions of the Prior Plan after May 5, 1986; and

(B)	any cost of living adjustment occurring after May 5, 1986.

(iii)	"Defined benefit plan" and "defined contribution plan" shall have the meanings set forth in Section 415(k) of the Code.

117	46	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(iv)
"Highest Average Compensation" shall mean the average Section 415 Compensation of a Participant for the three (3) consecutive calendar years during which he was a Participant in the Plan that produces the highest such average.  If an Employee was a Participant for less than three (3) consecutive years, the number of his consecutively completed calendar years during which he was a Participant shall be used to compute such average.

(v)	"50% Joint and Survivor Benefit" shall have the meaning set forth in Section 9.7(a)(iv) with the Spouse as the designated Beneficiary.

(vi)	"100% Joint and Survivor Benefit" shall have the meaning set forth in Section 9.7(a)(ii) with the Spouse as the designated Beneficiary.

(vii)	"Limitation Year" shall mean the Plan Year.

(viii)
"Maximum Permissible Dollar Amount," for Limitation Years ending after December 31, 2001, shall mean one hundred sixty thousand dollars ($160,000).  Such amount shall be adjusted in accordance with the provisions of Section 8.1A.(c).

(ix)
"Projected Annual Benefit" under a defined benefit plan shall mean the annual retirement benefit to which a participant would be entitled under such plan if he were to continue in employment until his normal retirement age under such plan (or until his current age, if later), his Section 415 Compensation for the Limitation Year under consideration remains the same until the date he attains such age, and all other relevant factors used to determine benefits under the plan were to remain the same as in the current Limitation Year for all future Limitation Years.

(x)
"Section 415 Compensation" shall be a Participant's wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in Income Tax Regulations Section 1.62-2(c))

For the purpose of determining Section 415 Compensation for any Limitation Year, amounts shall be includable in the Limitation Year in which they are actually paid or made available to the Participant.  For purposes of this Section, Section 415 Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Section 125 or 457 of the Code.

117	47	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

For purposes of applying the limitations described in this Section 8.1A., compensation paid or made available during such Limitation Years shall include elective amounts that are not includable in the gross income of an Employee by reason of Section 132(f)(4) of the Code.

(xi)
"Social Security Retirement Age" shall mean the age used as the retirement age for the Participant under Section 216(l) of the Social Security Act, except that such section shall be applied (A) without regard to the age increase factor and (B) as if the early retirement age under Section 216(l)(2) of such Act were sixty‑two (62).

(xii)	"Straight Life Annuity" shall have the meaning set forth in Section 9.7(a)(i).

(b)
For purposes of applying the Section 415 limitations, the Employer and all members of a controlled group of corporations, as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code, all commonly controlled trades or businesses, as defined under Section 414(c) of the Code, as modified by Section 415(h) of the Code, all affiliated service groups, as defined under Section 414(m) of the Code, of which the Employer is a member or was a member for any period, provided a Participant was employed by such member during the period of affiliation, as well as any leasing organization, as defined under Section 414(n) of the Code that employs any person who is considered an Employee under Section 414(n) of the Code, and any other entity required to be aggregated with the Employer pursuant to regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code shall be treated as the Employer.

(c)	Limitations.

Anything to the contrary notwithstanding, any Retirement Benefits attributable to Employer contributions provided under the Plan shall be subject to the following limitations:

(i)
The maximum annual benefit payable as a Straight Life Annuity, or as a 100% Joint and Survivor Benefit or 50% Joint and Survivor Benefit shall be the lesser of: (A) the Maximum Permissible Dollar Amount or (B) 100% of the Participant' s Highest Average Compensation.

(ii)
A benefit payable to any Participant which does not exceed a maximum of $10,000 for any Plan Year shall be deemed not to exceed the foregoing limitations if the Participant did not at any time participate in a defined contribution plan, a welfare benefit plan as defined under Section 419A(d)(2) of the Code or an individual medical account as defined under Section 415(l)(2) of the Code maintained by the Employer.  The aforementioned $10,000 maximum shall be subject to the provisions of Section 8.1A.(c)(iv).

117	48	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(iii)
A benefit payable in any form other than a Straight Life Annuity or a 100% Joint and Survivor Benefit or 50% Joint and Survivor Benefit shall be adjusted to the Actuarial Equivalent of a Straight Life Annuity before applying the limitations of this Section 8.1A.(c).  The Actuarial Equivalent of a Straight Life Annuity is equal to the greater of the annuity benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form, and the annuity benefit computed using a five percent (5%) interest rate assumption, and the Applicable Mortality Table as set forth in Section E. of Appendix A.  In determining the Actuarial Equivalent of a Straight Life Annuity for any lump sum distribution or benefit form other than a nondecreasing annuity payable for a period of not less than the life of the Participant (or in the case of a qualified Preretirement Survivor Annuity, the life of the surviving Spouse) or decreases during the life of the Participant merely because of: (A) the death of the survivor annuitant (but only if the reduction is not below fifty percent (50%) of the annual benefit payable before the death of the survivor annuitant), or (B) the cessation or reduction of Social Security supplements of qualified disability payments as defined in Section 411(a)(9) of the Code, the Applicable Interest Rate, as defined in Section E. of Appendix A of the Plan, will be substituted for a “five percent (5%) interest rate assumption” in the preceding sentence.

(iv)	(A)	If a Participant has completed less than ten (10) years ofparticipation in the defined benefit plan of the Employer, the Maximum Permissible Dollar Amount set forth in Section 8.1A.(c)(i)(A) above shall be reduced by multiplying such limitation by a fraction, the numerator of which shall be the number of years and fraction thereof of such Participant's participation and the denominator of which shall be ten (10).

(B)
If a Participant has completed less than ten (10) years of employment with the Employer, the limitation set forth in Section 8.1A.(c)(i)(B) and the $10,000 maximum set forth in Section 8.1A.(c)(ii) above shall be reduced by multiplying such amount by a fraction, the numerator of which is the number of years and fraction thereof of such Participant's employment and the denominator of which is ten (10).

(C)
In no event shall the reduction set forth in Section 8.1A.(c)(iv)(A) or (B) reduce the limitations set forth in Section 8.1A.(c)(i) or the maximum set forth in Section 8.1A.(c)(ii) to an amount less than one‑tenth (1/10th) of such limitation or maximum, whichever is applicable, determined without regard to this Section 8.1A.(c)(iv).

(D)
To the extent provided in regulations prescribed by the Secretary of the Treasury or his delegate, this Section 8.1A.(c)(iv) shall be applied separately with respect to each change in the benefit structure of the Plan.

(v)	(A)	The Maximum Permissible Dollar Amount, and in the case of a Participant who has incurred a Termination of Service, the Participant's Highest Average Compensation, shall be adjusted for increases in the cost-of-living in accordance with appropriate regulations prescribed by the Secretary of the Treasury or his delegate in accordance with Section 415(d) of the Code. Each annual adjustment shall be limited to the scheduled annual increase, as determined by the Secretary, and shall be effective for the Limitation Year within which such increase has become effective.

117	49	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(B)
In the event that the annual benefit otherwise payable to a Participant who has retired or terminated employment has been limited by the Maximum Permissible Dollar Amount, such limited annual benefit shall be increased in accordance with any automatic cost‑of‑living adjustments in such dollar amount made pursuant to Section 8.1A.(c)(v)(A).

(C)
Benefit increases resulting from the increase in the Maximum Permissible Dollar Amount for Limitation Years ending after December 31, 2001 shall be provided to all current and former Participants who have an Accrued Benefit on the last day of the Limitation Year immediately prior to the Limitation Year ending after December 31, 2001 (other than an Accrued Benefit resulting from a benefit increase solely as a result of the increase in the Maximum Permissible Dollar Amount for Limitation Years ending after December 31, 2001).

(vi)
A Participant's benefit which commences after attainment of age sixty-five (65) may exceed the Maximum Permissible Dollar Amount, provided the Actuarial Equivalent of such annual benefit commencing at age sixty-five (65) satisfies such Maximum Permissible Dollar Amount actuarially adjusted to the date of retirement.  The actuarial equivalent of the Maximum Permissible Dollar Amount commencing at an age after age sixty-five (65) shall be determined as the lesser of:  (1) the Actuarial Equivalent annual benefit calculated using the interest rate and mortality table (or tabular factors) as set forth in Appendix A of the Plan for purposes of determining the Actuarial Equivalent for a Postponed Retirement Benefit, and (2) the equivalent annual benefit calculated using a five percent (5%) interest rate assumption and the Applicable Mortality Table as set forth in Section E. of Appendix A of the Plan.  For these purposes, mortality between age sixty-five (65) and the age at which benefits commence shall be ignored.

(vii)
If a Participant's benefit commences prior to attainment of age sixty-two (62), the Maximum Permissible Dollar Amount shall be equal to a benefit commencing at age sixty-two (62), reduced to the actuarial equivalent of such benefit determined as of the benefit commencement date.  In determining the actuarial equivalent of a benefit commencing prior to age sixty-two (62), such benefit shall be determined as the lesser of:  (1) the Actuarial Equivalent annual benefit calculated using the interest rate and mortality table (or tabular factors) as set forth in Appendix A of the Plan, and (2) the equivalent annual benefit calculated using a five percent (5%) interest rate assumption and the Applicable Mortality Table as set forth in Section E. of Appendix A of the Plan.  Any decrease in the Maximum Permissible Dollar Amount determined hereunder shall not reflect a mortality decrement if benefits are not forfeited upon the death of a Participant.  If any benefits are forfeited upon death, the full mortality decrement is taken into account.

117	50	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(viii)
If any retirement benefits shall be payable to or on account of any Participant in this Plan under any other defined benefit plan(s) (whether or not terminated) of the Employer, the limitation applicable to such Participant for the purposes of this Section 8.1A. shall be determined by combining the benefits payable under this Plan and the retirement benefits of all other such defined benefit plan(s).  To the extent necessary, the benefit under this Plan shall be reduced to insure that such combined benefits shall not exceed the limitation applicable to such Participant. Notwithstanding the foregoing, in the case of a Participant who was a participant in one or more defined benefit plans of the Employer in existence on May 6, 1986, the limitations of this Section 8.1A. shall not be less than the participant's Current Accrued Benefits under all such defined benefit plans as of the end of the last Limitation Year beginning before January 1, 1987.  The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code, as in effect at the end of the 1986 Limitation Year.

(ix)
For purposes of Sections 8.1A.(c)(iii), 8.1A.(c)(vi) and 8.1A.(c)(vii)(C), the Applicable Mortality Table and the Applicable Interest Rate shall be effective only with respect to benefits accrued after the “Final Implementation Date,” as defined below.  For benefits accrued prior to the Final Implementation Date and up to the “Freeze Date,” as defined below, benefits will be based on the “Old Law Benefit,” as defined below:

“Final Implementation Date” shall mean November 13, 1997.

“Freeze Date” shall mean November 12, 1997.

“Old Law Benefit” shall mean the Participant’s Accrued Benefit under the terms of the Plan as of the Freeze Date.  The Old Law Benefit is determined for each possible annuity starting date and optional form of benefit based on the Participant’s Accrued Benefit under the terms of the Plan as of the Freeze Date, and applying Section 8.1A(c)(iii), 8.1A(c)(vi) and 8.1A(c)(vii)(C) as in effect on December 7, 1994, including the participation requirements under Code Section 415(b)(5).  In determining the Old Law Benefit, the following shall be disregarded:

(i)	any Plan amendment increasing benefits adopted after the Freeze Date; and

(ii)	any cost of living adjustments that become effective after the Freeze Date.

A Participant’s Old Law Benefit will not be increased after the Freeze Date, however if the limitations of Code Section 415, as set forth in Section 8.1A of the Plan, as in effect on December 7, 1994, are less than the limitations that were applied to determine the Participant’s Old Law Benefit on the Freeze Date, then the Participant’s Old Law Benefit will be reduced in accordance with such reduced limitation.  If at any date after the Freeze Date, the Participant’s total Plan benefit before the application of Code Section 415 is less than the Participant’s Old Law Benefit, the Old Law Benefit will be reduced to the Participant’s total Plan benefit.

117	51	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

B.	The limitations of this Section 8.1B. shall apply to Limitations Years commencing on or after July 1, 2007, except as otherwise provided herein.

(a)
The Annual Benefit otherwise payable to a Participant at any time shall not exceed the Maximum Permissible Benefit.  If the benefit the Participant would otherwise accrue in a Limitation Year would produce an Annual Benefit in excess of the Maximum Permissible Benefit, the benefit shall be limited (or the rate of accrual reduced) to a benefit that does not exceed the Maximum Permissible Benefit.

(b)
If the Participant is, or has ever been, a participant in another qualified defined benefit plan (without regard to whether the plan has been terminated) maintained by the Employer or a predecessor employer, the sum of the Participant’s Annual Benefits from all such plans may not exceed the Maximum Permissible Benefit.

(c)
The application of the provisions of this Section 8.1B., shall not cause the Maximum Permissible Benefit for any Participant to be less than the Participant’s Accrued Benefit under all the defined benefit plans of the Employer or a predecessor employer as of the end of the Limitation Year beginning before July 1, 2007 under provisions of the plans that were both adopted and in effect before April 5, 2007.  The preceding sentence applies only if the provisions of such defined benefit plans that were both adopted and in effect before April 5, 2007 satisfied the applicable requirements of statutory provisions, regulations, and other published guidance relating to Section 415 of the Code in effect as of the end of the last Limitation Year beginning before July 1, 2007, as described in Income Tax Regulations Section 1.415(a)-1(g)(4).

(d)	The limitations of this Section 8.1B. shall be determined and applied taking into account the rules in Section 8.1B.(f).

(e)	Definitions.

The following words and phrases shall have the meanings hereafter ascribed to them:

(i)
Annual Benefit:  A benefit that is payable annually in the form of a Straight Life Annuity.  Except as provided below, where a benefit is payable in a form other than a Straight Life Annuity, the benefit shall be adjusted to an actuarially equivalent Straight Life Annuity that begins at the same time as such other form of benefit payable on the first day of each month, before applying the limitations of this Section.  For a Participant who has or will have distributions commencing at more than one annuity starting date, the Annual Benefit shall be determined as of each such annuity starting date (and shall satisfy the limitations of this Section 8.1B.(e)(i) as of each such date), actuarially adjusting for past and future distributions of benefits commencing at the other annuity starting dates.  For this purpose, the determination of whether a new starting date has occurred shall be made without regard to Income Tax Regulations Section 1.401(a)-20, Q&A 10(d), and with regard to Sections 1.415(b)-1(b)(1)(iii)(B) and (C).

117	52	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

No actuarial adjustment to the benefit shall be made for (1) survivor benefits payable to a surviving spouse under a qualified joint and survivor annuity to the extent such benefits would not be payable if the Participant’s benefit were paid in another form; (2) benefits that are not directly related to retirement benefits (such as a qualified disability benefit, preretirement incidental death benefits, and post-retirement medical benefits); or (3) the inclusion in the form of benefit of an automatic benefit increase feature, provided the form of benefit is not subject to Code Section 417(e)(3) and would otherwise satisfy the limitations of this Section, and the Plan provides that the amount payable under the form of benefit in any Limitation Year shall not exceed the limits in this Section applicable at the annuity starting date, as increased in subsequent years pursuant to Section 415(d) of the Code.  For this purpose, an automatic benefit increase feature is included in the form of benefit if the form of benefit provides for automatic, periodic increases to the benefits paid in that form.

The determination of the Annual Benefit shall take into account social security supplements described in Section 411(a)(9) of the Code and benefits transferred from another defined benefit plan, other than transfers of distributable benefits pursuant to Income Tax Regulations Section 1.411(d)-4, Q&A-3(c), but shall disregard benefits attributable to employee contributions.

Effective for distributions in Plan Years beginning after December 31, 2003, the determination of actuarial equivalence of forms of benefit other than a Straight Life Annuity shall be made in accordance with Section 8.1B.(e)(i)(A) or (B).

(A)
Benefit Forms Not Subject to Code Section 417(e)(3):  The straight life annuity that is actuarially equivalent to the Participant’s form of benefit shall be determined under this Section 8.1B.(e)(i)(A) if the form of the Participant’s benefit is either (1) a nondecreasing annuity (other than a straight life annuity) payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving spouse), or (2) an annuity that decreases during the life of the Participant merely because of the death of the survivor annuitant (but only if the reduction is not below fifty percent (50%) of the benefit payable before the death of the survivor annuitant), or the cessation or reduction of Social Security supplements or qualified disability payments (as defined in Code Section 411(a)(9)).

117	53	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(I)
Limitation Years beginning before July 1, 2007.  For Limitation Years beginning before July 1, 2007, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit computed using whichever of the following produces the greater annual amount: the interest rate and the mortality table (or other tabular factor) specified in Appendix A for adjusting benefits in the same form; and a five percent (5%) interest rate assumption and the Applicable Mortality Table defined in Section E. of Appendix A for that annuity starting date.

(II)
Limitation Years beginning on or after July 1, 2007.  For Limitation Years beginning on or after July 1, 2007, the actuarially equivalent straight life annuity is equal to the greater of the annual amount of the straight life annuity (if any) payable to the Participant under the Plan commencing at the same annuity starting date as the participant’s form of benefit; and the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using a five percent (5%) interest rate assumption and the Applicable Mortality Table defined in Section E. of Appendix A for that annuity starting date.

(B)
Benefit Forms Subject to Section 417(e)(3):  The straight life annuity that is actuarially equivalent to the participant’s form of benefit shall be determined under this Section if the form of the Participant’s benefit is other than a benefit form described in Section 8.1B.(e)(i)(A).  In this case, the actuarially equivalent straight life annuity shall be determined as follows:

(I)
Annuity Starting Date in Plan Years Beginning After 2005.  If the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning after 2005, the actuarially equivalent straight life annuity is equal to the greatest of the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using the interest rate and the mortality table (or other tabular factor) specified in Appendix A for adjusting benefits in the same form; the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using a five and one-half percent (5.5%) interest rate assumption and the Applicable Mortality Table defined in Section E. of Appendix A; and the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using the Applicable Interest Rate and the Applicable Mortality Table defined in Section E. of Appendix A, divided by 1.05.

117	54	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(II)
Annuity Starting Date in Plan Years Beginning in 2004 or 2005.  If the annuity starting date of the Participant’s form of benefit is in a Plan Year beginning in 2004 or 2005, the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greater annual amount: the interest rate and the mortality table (or other tabular factor) specified in Appendix A for adjusting benefits in the same form; and a five and one-half percent (5.5%) interest rate assumption and the Applicable Mortality Table defined in Section E. of Appendix A.

If the annuity starting date of the Participant’s benefit is on or after the first day of the first Plan Year beginning in 2004 and before December 31, 2004, the application of this Section 8.1B.(e)(i)(B)(II) shall not cause the amount payable under the Participant’s form of benefit to be less than the benefit calculated under the Plan, taking into account the limitations of this Section 8.1B., except that the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant’s form of benefit, computed using whichever of the following produces the greatest annual amount: (1) the interest rate and the mortality table (or other tabular factor) specified in Appendix A for adjusting benefits in the same form; (2) the Applicable Interest Rate and the Applicable Mortality Table defined in Section E. of Appendix A; and (3) the Applicable Interest Rate (as in effect on the last day of the last Plan Year beginning before January 1, 2004, under provisions of the Plan then adopted and in effect) and the Applicable Mortality Table defined in Section E. of Appendix A.

(ii)
Compensation:  Section 415 Safe-harbor Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the employer maintaining the plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespersons, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in Income Tax Regulations Section 1.62-2(c)) as well as differential wage payments as set forth in Code Section 3401(h), and excluding the following:

117	55	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(A)
Employer contributions (other than elective contributions described in Code Section 402(e)(3), Section 408(k)(6), Section 408(p)(2)(A)(i), or Section 457(b)) to a plan of deferred compensation (including a simplified employee pension described in Section 408(k) or a simple retirement account described in Section 408(p), and whether or not qualified) to the extent such contributions are not includible in the Employee’s gross income for the taxable year in which contributed, and any distributions (whether or not includible in gross income when distributed) from a plan of deferred compensation (whether or not qualified), other than amounts received during the year by an Employee pursuant to a nonqualified unfunded deferred compensation plan to the extent includible in gross income;

(B)
Amounts realized from the exercise of a nonstatutory stock option (that is, an option other than a statutory stock option as defined in Income Tax Regulations Section 1.421-1(b)), or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(C)	Amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option;

(D)
Other amounts that receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee and are not salary reduction amounts that are described in Code Section 125);

(E)	Other items of remuneration that are similar to any of the items listed in (A) through (D).

Except as provided herein, compensation for a Limitation Year is the compensation actually paid or made available during such Limitation Year.  Compensation for a Limitation Year shall include amounts earned but not paid during the Limitation Year solely because of the timing of pay periods and pay dates, provided the amounts are paid during the first few weeks of the next Limitation Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Employees, and no compensation is included in more than one Limitation Year.

For Limitation Years beginning on or after July 1, 2007, compensation for a Limitation Year shall also include compensation paid by the later of two and one-half (2-½) months after an Employee’s severance from employment with the employer maintaining the plan or the end of the Limitation Year that includes the date of the Employee’s severance from employment with the employer maintaining the plan, if:

117	56	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(I)
the payment is regular compensation for services during the Employee’s regular working hours, or compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the Employee while the Employee continued in employment with the Employer;

(II)	the payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued; or

(III)
the payment is received by the Employee pursuant to a nonqualified unfunded deferred compensation plan and would have been paid at the same time if employment had continued, but only to the extent includible in gross income.

Any payments not described above shall not be considered compensation if paid after severance from employment, even if they are paid by the later of two and one-half (2-½) months after the date of severance from employment or the end of the Limitation Year that includes the date of severance from employment, except for payments to an individual who does not currently perform services for the employer by reason of qualified military service (within the meaning of Code Section 414(u)(1)) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering qualified military service; or compensation paid to a Participant who is permanently and totally disabled, as defined in Code Section 22(e)(3).

Back pay, within the meaning of Income Tax Regulations Section 1.415(c)-2(g)(8), shall be treated as compensation for the Limitation Year to which the back pay relates to the extent the back pay represents wages and compensation that would otherwise be included under this definition.

Compensation paid or made available during such Limitation Year shall include amounts that would otherwise be included in Compensation but for an election under Code Sections 125(a), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b).

Compensation shall also include any elective amounts that are not includible in the gross income of the Employee by reason of Code Section 132(f)(4).

117	57	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

Compensation shall also include deemed Code Section 125 compensation.  Deemed Code Section 125 compensation is an amount that is excludable under Code Section 106 that is not available to a Participant in cash in lieu of group health coverage under a Code Section 125 arrangement solely because the Participant is unable to certify that he or she has other health coverage.  Amounts are deemed Code Section 125 compensation only if the Employer does not request or otherwise collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

Compensation shall not include amounts paid as compensation to a nonresident alien, as defined in Code Section 7701(b)(1)(B), who is not a Participant in the Plan to the extent the compensation is excludable from gross income and is not effectively connected with the conduct of a trade or business within the United States.

(iii)	Defined Benefit Compensation Limitation: One hundred percent (100%) of a Participant’s High Three-Year Average Compensation, payable in the form of a straight life annuity.

In the case of a Participant who has had a severance from employment with the Employer, the Defined Benefit Compensation Limitation applicable to the Participant in any Limitation Year beginning after the date of severance shall be automatically adjusted by multiplying the limitation applicable to the Participant in the prior Limitation Year by the annual adjustment factor under Code Section 415(d).  The adjusted compensation limit shall apply to Limitation Years ending with or within the calendar year of the date of the adjustment, but a Participant’s benefits shall not reflect the adjusted limit prior to January 1 of that calendar year.

In the case of a Participant who is rehired after a severance from employment, the Defined Benefit Compensation Limitation is the greater of one hundred percent (100%) of the Participant’s High Three-Year Average Compensation, as determined prior to the severance from employment, as adjusted pursuant to the preceding paragraph, if applicable; or one hundred percent (100%) of the Participant’s High Three-Year Average Compensation, as determined after the severance from employment under Section 8.1B.(e)(vii).

(iv)
Defined Benefit Dollar Limitation:  The Defined Benefit Dollar Limitation is two hundred thirty thousand dollars ($230,000), automatically adjusted under Code Section 415(d), effective January 1 of each year, as published in the Internal Revenue Bulletin, and payable in the form of a straight life annuity.  The new limitation shall apply to Limitation Years ending with or within the calendar year of the date of the adjustment, but a Participant’s benefits shall not reflect the adjusted limit prior to January 1 of that calendar year.

117	58	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(v)
Employer:  For purposes of this Section 8.1B., employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations, as defined in Code Section 414(b), as modified by Code Section 415(h), all commonly controlled trades or businesses (as defined in Code Section 414(c), as modified, except in the case of a brother-sister group of trades or businesses under common control, by Code Section 415(h), or affiliated service groups (as defined in Code Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the employer pursuant to Code Section 414(o).

(vi)
Formerly Affiliated Plan of the Employer:  A plan that, immediately prior to the cessation of affiliation, was actually maintained by the Employer and, immediately after the cessation of affiliation, is not actually maintained by the Employer.  For this purpose, cessation of affiliation means the event that causes an entity to no longer be considered the employer, such as the sale of a member controlled group of corporations, as defined in Code Section 414(b), as modified by Code Section 415(h), to an unrelated corporation, or that causes a plan to not actually be maintained by the employer, such as transfer of plan sponsorship outside a controlled group.

(vii)
High Three-Year Average Compensation:  The average compensation for the three (3) consecutive calendar years of service (or, if the Participant has less than three consecutive years of service, the Participant’s longest consecutive calendar years, including fractions of years, but not less than one year) with the Employer that produces the highest average.  In the case of a Participant who is rehired by the employer after a severance from employment, the Participant’s high three-year average compensation shall be calculated by excluding all years for which the Participant performs no services for and receives no compensation from the Employer (the break period) and by treating the years immediately preceding and following the break period as consecutive.  A Participant’s compensation for a year of service shall not include compensation in excess of the limitation under Code Section 401(a)(17) that is in effect for the calendar year in which such year of service begins.

(viii)
Limitation Year:  A Plan Year.  If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

(ix)	Maximum Permissible Benefit: The lesser of the Defined Benefit Dollar Limitation or the Defined Benefit Compensation Limitation (both adjusted where required, as provided below).

117	59	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(A)
Adjustment for Less Than Ten (10) Years of Participation or Service:  If the Participant has less than ten (10) years of participation in the Plan, the Defined Benefit Dollar Limitation shall be multiplied by a fraction: the numerator of which is the number of years (or part thereof, but not less than one year) of participation in the Plan, and the denominator of which is ten (10).  In the case of a Participant who has less than ten (10) years of service with the Employer, the Defined Benefit Compensation Limitation shall be multiplied by a fraction: the numerator of which is the number of years (or part thereof, but not less than one year) of service with the Employer, and the denominator of which is ten (10).

(B)
Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement Before Age Sixty-two (62) or after Age Sixty-five (65):  The Defined Benefit Dollar Limitation shall be adjusted if the annuity starting date of the Participant’s benefit is before age sixty-two (62) or after age sixty-five (65).  If the annuity starting date is before age sixty-two (62), the Defined Benefit Dollar Limitation shall be adjusted under Section 8.1B.(e)(ix), as modified by Section 8.1B.(e)(ix)(B)(III).  If the annuity starting date is after age sixty-five (65), the Defined Benefit Dollar Limitation shall be adjusted under Section 8.1B.(e)(ix)(B)(II), as modified by Section 8.1B.(e)(ix)(B)(III).

(I)	Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement Before Age Sixty-two (62):

(1)
Limitation Years Beginning Before July 1, 2007.  If the annuity starting date for the Participant’s benefit is prior to age sixty-two (62) and occurs in a Limitation Year beginning before July 1, 2007, the Defined Benefit Dollar Limitation for the Participant’s annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under Section 8.1B.(e)(ix)(A) for years of participation less than ten (10), if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: the interest rate and the mortality table (or other tabular factor) specified in Appendix A; or a five percent (5%) interest rate assumption and the Applicable Mortality Table as defined in Section E. of Appendix A.

117	60	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(2)	Limitation Years Beginning on or After July 1, 2007.

(2)(A)
Plan Does Not Have Immediately Commencing Straight Life Annuity Payable at Both Age Sixty-two (62) and the Age of Benefit Commencement.  If the annuity starting date for the Participant’s benefit is prior to age sixty-two (62) and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age sixty-two (62) and the age of benefit commencement, the Defined Benefit Dollar Limitation for the Participant’s annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under Section 8.1B.(e)(ix)(A) for years of participation less than ten (10), if required) with actuarial equivalence computed using a five percent (5%) interest rate assumption and the Applicable Mortality Table for the annuity starting date as defined in Section E. of Appendix A (and expressing the Participant’s age based on completed calendar months as of the annuity starting date).

117	61	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(2)(B)
Plan Has Immediately Commencing Straight Life Annuity Payable at Both Age Sixty-two (62) and the Age of Benefit Commencement.  If the annuity starting date for the Participant’s benefit is prior to age sixty-two (62) and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age sixty-two (62) and the age of benefit commencement, the Defined Benefit Dollar Limitation for the Participant’s annuity starting date is the lesser of the limitation determined under Section 8.1B.(e)(ix)(B)(I)(2)(2)(A) and the Defined Benefit Dollar Limitation (adjusted under Section 8.1B.(e)(ix)(A) for years of participation less than ten (10), if required) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date to the annual amount of the immediately commencing straight life annuity under the plan at age sixty-two (62), both determined without applying the limitations of this Section 8.1B.

(II)	Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement After Age Sixty-five (65):

(1)
Limitation Years Beginning Before July 1, 2007.  If the annuity starting date for the Participant’s benefit is after age sixty-five (65) and occurs in a Limitation Year beginning before July 1, 2007, the Defined Benefit Dollar Limitation for the participant’s annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under Section 8.1B.(e)(ix)(A) for years of participation less than ten (10), if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: the interest rate and the mortality table (or other tabular factor) specified in Appendix A; or a five percent (5%) interest rate assumption and the Applicable Mortality Table as defined in Section E. of Appendix A.

117	62	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(2)	Limitation Years Beginning After July 1, 2007.

(2)(A)
Plan Does Not Have Immediately Commencing Straight Life Annuity Payable at Both Age Sixty-five (65) and the Age of Benefit Commencement.  If the annuity starting date for the Participant’s benefit is after age sixty-five (65) and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age sixty-five (65) and the age of benefit commencement, the Defined Benefit Dollar Limitation at the Participant’s annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant’s annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted under Section 8.1B.(e)(ix)(A) for years of participation less than ten (10), if required), with actuarial equivalence computed using a five percent (5%) interest rate assumption and the Applicable Mortality Table for that annuity starting date as defined in Section E. of Appendix A (and expressing the Participant’s age based on completed calendar months as of the annuity starting date).

117	63	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(2)(B)
Plan Has Immediately Commencing Straight Life Annuity Payable at Both Age Sixty-five (65) and the Age of Benefit Commencement.  If the annuity starting date for the Participant’s benefit is after age sixty-five (65) and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age sixty-five (65) and the age of benefit commencement, the Defined Benefit Dollar Limitation at the Participant’s annuity starting date is the lesser of the limitation determined under Section 8.1B.(e)(ix)(B)(II)(2)(2)(A) and the Defined Benefit Dollar Limitation (adjusted under Section 8.1B.(e)(ix)(A) for years of participation less than ten (10), if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity under the plan at the Participant’s annuity starting date to the annual amount of the adjusted immediately commencing straight life annuity under the Plan at age sixty-five (65), both determined without applying the limitations of this Section 8.1B.  For this purpose, the adjusted immediately commencing straight life annuity under the Plan at the Participant’s annuity starting date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant’s accruals after age sixty-five (65), but including actuarial adjustments even if those actuarial adjustments are used to offset accruals; and the adjusted immediately commencing straight life annuity under the Plan at age sixty-five (65) is the annual amount of such annuity that would be payable under the Plan to a hypothetical Participant who is age sixty-five (65) and has the same Accrued Benefit as the Participant.

117	64	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(III)
Notwithstanding the other requirements of this Section 8.1B.(e)(ix)(B), in adjusting the Defined Benefit Dollar Limitation for the Participant’s annuity starting date under Section 8.1B.(e)(ix)(B)(I)(1), 8.1B.(e)(ix)(B)(I)(2)(2)(A), 8.1B.(e)(ix)(B)(II)(1), or 8.1B.(e)(ix)(B)(II)(2)(2)(A), no adjustment shall be made to reflect the probability of a Participant’s death between the annuity starting date and age sixty-two (62), or between age sixty-five (65) and the annuity starting date, as applicable, if benefits are not forfeited upon the death of the Participant prior to the annuity starting date.  To the extent benefits are forfeited upon death before the annuity starting date, such an adjustment shall be made.  For this purpose, no forfeiture shall be treated as occurring upon the Participant’s death if the Plan does not charge Participants for providing a qualified preretirement survivor annuity, as defined in Code Section 417(c) upon the Participant’s death.

(C)
Minimum benefit permitted:  Notwithstanding anything else in this Section to the contrary, the benefit otherwise accrued or payable to a Participant under this Plan shall be deemed not to exceed the Maximum Permissible Benefit if:

(I)
the retirement benefits payable for a Limitation Year under any form of benefit with respect to such Participant under this Plan and under all other defined benefit plans (without regard to whether a plan has been terminated) ever maintained by the Employer do not exceed ten thousand dollars ($10,000) multiplied by a fraction – the numerator of which is the Participant’s number of years (or part thereof, but not less than one year) of service (not to exceed ten (10)) with the Employer, and the denominator of which is ten (10); and

(II)
the Employer (or a predecessor employer) has not at any time maintained a defined contribution plan in which the Participant participated (for this purpose, mandatory employee contributions under a defined benefit plan, individual medical accounts under Code Section 401(h), and accounts for postretirement medical benefits established under Code Section 419A(d)(1) are not considered a separate defined contribution plan).

(x)
Predecessor Employer:  If the Employer maintains a plan that provides a benefit which the Participant accrued while performing services for a former employer, the former employer is a predecessor employer with respect to the Participant in the Plan.  A former entity that antedates the Employer is also a predecessor employer with respect to a Participant if, under the facts and circumstances, the Employer constitutes a continuation of all or a portion of the trade or business of the former entity.

117	65	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(xi)
Severance from Employment:  An Employee has a severance from employment when the Employee ceases to be an Employee of the Employer maintaining the plan.  An Employee does not have a severance from employment if, in connection with a change of employment, the Employee’s new employer maintains the plan with respect to the Employee.

(xii)
Year of Participation:  The Participant shall be credited with a year of participation (computed to fractional parts of a year) for each accrual computation period for which the following conditions are met: the Participant is credited with at least the number of hours of service (or period of service if the elapsed time method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and the Participant is included as a Participant under the eligibility provisions of the Plan for at least one (1) day of the accrual computation period.  If these two conditions are met, the portion of a year of participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period.  A Participant who is permanently and totally disabled within the meaning of Code Section 415(c)(3)(C)(i) for an accrual computation period shall receive a year of participation with respect to that period.  In addition, for a Participant to receive a year of participation (or part thereof) for an accrual computation period, the Plan must be established no later than the last day of such accrual computation period.  In no event shall more than one year of participation be credited for any twelve (12) month period.

(xiii)
Year of Service:  For purposes of Section 8.1B.(e)(vii), the Participant shall be credited with a year of service (computed to fractional parts of a year) for each accrual computation period for which the Participant is credited with at least the number of hours of service (or period of service if the elapsed time method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, taking into account only service with the Employer or a predecessor employer.

(f)	Other Rules.

(i)
Benefits Under Terminated Plans.  If a defined benefit plan maintained by the Employer has terminated with sufficient assets for the payment of benefit liabilities of all Participants and a Participant has not yet commenced benefits under the Plan, the benefits provided pursuant to the annuities purchased to provide the Participant’s benefits under the terminated plan at each possible annuity starting date shall be taken into account in applying the limitations of this article.  If there are not sufficient assets for the payment of all Participants’ benefit liabilities, the benefits taken into account shall be the benefits that are actually provided to the Participant under the terminated plan.

117	66	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(ii)
Benefits Transferred From the Plan.  If a Participant’s benefits under a defined benefit plan maintained by the Employer are transferred to another defined benefit plan maintained by the Employer and the transfer is not a transfer of distributable benefits pursuant Income Tax Regulations Section 1.411(d)-4, Q&A-3(c), the transferred benefits are not treated as being provided under the transferor plan (but are taken into account as benefits provided under the transferee plan).  If a Participant’s benefits under a defined benefit plan maintained by the Employer are transferred to another defined benefit plan that is not maintained by the Employer and the transfer is not a transfer of distributable benefits pursuant to Income Tax Regulations Section 1.411(d)-4, Q&A-3(c), the transferred benefits are treated by the Employer’s plan as if such benefits were provided under annuities purchased to provide benefits under a plan maintained by the Employer that terminated immediately prior to the transfer with sufficient assets to pay all Participants’ benefit liabilities under the Plan.  If a Participant’s benefits under a defined benefit plan maintained by the Employer are transferred to another defined benefit plan in a transfer of distributable benefits pursuant to Income Tax Regulations Section 1.411(d)-4, Q&A-3(c), the amount transferred is treated as a benefit paid from the transferor plan.

(iii)
Formerly Affiliated Plans of the Employer.  A formerly affiliated plan of an employer shall be treated as a plan maintained by the Employer, but the formerly affiliated plan shall be treated as if it had terminated immediately prior to the cessation of affiliation with sufficient assets to pay Participants’ benefit liabilities under the plan and had purchased annuities to provide benefits.

(iv)
Plans of a Predecessor Employer.  If the Employer maintains a defined benefit plan that provides benefits accrued by a Participant while performing services for a predecessor employer, the Participant’s benefits under a plan maintained by the predecessor employer shall be treated as provided under a plan maintained by the Employer.  However, for this purpose, the plan of the predecessor employer shall be treated as if it had terminated immediately prior to the event giving rise to the predecessor employer relationship with sufficient assets to pay Participants’ benefit liabilities under the plan, and had purchased annuities to provide benefits; the Employer and the predecessor employer shall be treated as if they were a single employer immediately prior to such event and as unrelated employers immediately after the event; and if the event giving rise to the predecessor relationship is a benefit transfer, the transferred benefits shall be excluded in determining the benefits provided under the plan of the predecessor employer.

117	67	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(v)	Special Rules. The limitations of this Section 8.1B. shall be determined and applied taking into account the rules in Income Tax Regulations Sections 1.415(f)-1(d), (e) and (h).

(vi)	Aggregation with Multiemployer Plans.

(A)
If the Employer maintains a multiemployer plan, as defined in Code Section 414(f), and the multiemployer plan so provides, only the benefits under the multiemployer plan that are provided by the Employer shall be treated as benefits provided under a plan maintained by the Employer for purposes of this Section 8.1B.

(B)
Effective for Limitation Years ending after December 31, 2001, a multiemployer plan shall be disregarded for purposes of applying the compensation limitation of Sections 8.1B.(e)(iii) and 8.1B.(e)(ix)(A) to a plan which is not a multiemployer plan.

8.2	Restrictions on Twenty‑five Highest Paid

The following provisions relating to restrictions on benefits payable to certain highly compensated Employees are applicable:

(a)
For purposes of this Section 8.2, "Restricted Employee" shall mean any one of the twenty-five (25) highest compensated Employees from the group comprised of Highly Compensated Employees (as defined under Section 414(q) of the Code) and Highly Compensated Former Employees (as defined under Section 414(q)(6) of the Code).

(b)
If the Plan is terminated, the benefit which becomes payable to a Restricted Employee must satisfy the nondiscrimination requirements of Section 401(a)(4) of the Code and regulations promulgated thereunder.

(c)
If a benefit becomes payable to a Restricted Employee before the Plan terminates, the maximum annual benefit payable to such Restricted Employee shall be an amount equal to the annual payments which would be payable to him assuming payments in the form of a Straight Life Annuity that is the actuarial equivalent of his Accrued Benefit and other benefits to which the Restricted Employee is entitled to under the Plan (other than any social security supplement within the meaning of Income Tax Regulations Section 1.411(a)-7(c)(4)(ii)).

(d)	Notwithstanding the foregoing, the restrictions set forth in Section 8.2(c) shall not apply if:

(i)
after payment to a Restricted Employee of his Accrued Benefit, the value of Plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities determined using any reasonable and consistent method; or

(ii)
prior to any payment to the Restricted Employee, the value of the Accrued Benefit payable to the Restricted Employee is less than one percent (1%) of the value of current liabilities using any reasonable and consistent method; or

117	68	Dime Community Bank

Article VIII - Limitations and Restrictions on Benefits

(iii)	the value of the Accrued Benefit payable to the Restricted Employee is less than or equal to five thousand dollars ($5,000).

For purposes of this Section 8.2(d), the value of Plan assets and the value of current liabilities must be determined as of the same date.

(e)
If a Participant has effectively elected to receive a Single Lump Sum Payment pursuant to Section 9.7(c)(ii) and such benefit is subject to the limitations set forth in this Section 8.2, prior to the distribution of his benefit the Participant shall enter into a written agreement to guarantee repayment of the Restricted Amount and shall provide security determined by the Trustees to be adequate for such purpose.  For the purposes of this Section 8.2(e), Restricted Amount shall mean the excess of the total Lump Sum Benefit over the Participant’s nonrestricted limit, where the nonrestricted limit is equal to the payments that could have been distributed to the Participant if payments were received in the amount set forth in Section 8.2(c).  The Committee may prepare such agreement which shall be subject to the approval of the Trustees or may request the Trustees to prepare such agreement.  The Trustees may require that any agreement required pursuant to this Section 8.2(e) be submitted to the Internal Revenue Service for a private letter ruling.  The expenses involved with any security arrangement, including but not limited to any request for a private letter ruling, shall be borne by the Participant unless the Employer shall agree to bear all or part of the expenses.

(f)
Any limitations or procedures in this Section 8.2 shall automatically become inoperative and of no effect upon a ruling, regulation or other pronouncement by the Internal Revenue Service that such limitations or procedures are not required, have been superseded or no longer apply.

117	69	Dime Community Bank

Article IX - Payment of Benefits

ARTICLE IX ‑
PAYMENT OF BENEFITS

9.1	Application and Consent

If either the value of a Participant's vested Accrued Benefit derived from Employer and Employee contributions exceeds $5,000 or there are remaining payments to be made with respect to a particular distribution option that previously commenced, and the Accrued Benefit is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such Accrued Benefit. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the 180-day period (90-day period for Plan Years beginning before January 1, 2007) ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Employee Benefits Committee shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable and, for Plan Years beginning after December 31, 2006, the consequences of failing to defer any distributions. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under the plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3).

Subject to the provisions of Sections 9.6(a), 9.8 and 9.10, an eligible Participant must file a completed application with the Employee Benefits Committee during the period that begins for notices. The notification shall be provided no less than 30 days and no more than 180 days (90 days for notices given in plan years beginning before January 1, 2007) prior to the annuity starting date. However, distribution may commence less than 30 days after the notice described in the preceding sentence is given, provided the distribution is one to which Code Sections 401(a)(11) and 417 do not apply, the Employee Benefits Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects a distribution. Only the Participant must consent to the commencement of a distribution in the form of Qualified Joint and Survivor Annuity.  Neither the consent of the Participant nor the Participant’s Spouse shall be required to the extent that a distribution is required to satisfy either Code Section 401(a)(9) or Code Section 415.

Present value shall be determined in accordance with Appendix A of the Plan. If elected by the Employer, a Participant's vested Accrued Benefit shall not include the portion that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of § 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code.

A notice or election may be provided as a written paper document or in electronic form.  A notice or election provided by an electronic system must satisfy the requirements set forth under Treas. Reg. Section 1.401(a)-21(a)(1)(ii)(B).

117	70	Dime Community Bank

Article IX - Payment of Benefits

9.2	Standard Form of Benefit Payments

In the absence of an election by a Participant to the contrary, a Participant's Retirement Benefit shall be payable as:  (a) a 50% Joint and Survivor Benefit with his Spouse as the designated Beneficiary or (b) a Straight Life Annuity, if the Participant does not have a Spouse.  In the event the 50% Joint and Survivor Benefit is payable, benefit payments shall be reduced to the Actuarial Equivalent of a Straight Life Annuity.

9.3	Notice Requirements

The Employee Benefits Committee shall make every reasonable effort to furnish each Participant, by personal delivery or first class mail, the following information not less than thirty (30) days nor more than one hundred eighty (180) days prior to his commencement of benefits:

(a)	the terms and conditions of the 50% Joint and Survivor Benefit,

(b)	the Participant's right to make, and the effect of, an election to waive the 50% Joint and Survivor Benefit,

(c)	the rights of the Participant's Spouse under the Plan,

(d)	the right to make, and the effect of, a revocation of a previous election to waive the 50% Joint and Survivor Benefit, and

(e)
the relative values of the various optional forms of benefit payments under the Plan, as provided in Income Tax Regulations Section 1.417(a)-3.  Such notice shall include a general description of the material features, and an explanation of the relative values of the various optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and Income Tax Regulations Section 1.417(a)-3.  Such notice shall also include a description of how much larger benefits would be if the commencement of distributions were deferred.

However, distribution may commence less than thirty (30) days after the notice described above is given, provided the distribution is one to which Code Sections 401(a)(11) and 417 do not apply, the Employee Benefits Committee clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and the Participant, after receiving the notice, affirmatively elects a distribution.

The Employee Benefits Committee shall also permanently post in the Employer's office or offices the information described in (a) through (e) above in a manner that is reasonably calculated to reach the attention of each Participant.

9.4	Notice Requirements - Preretirement Survivor Annuity

The Employee Benefits Committee shall provide written notice to a Participant of the Preretirement Survivor Annuity, described in Section 7.7(a).  Such notice shall provide an explanation of the Preretirement Survivor Annuity in a comparable manner to the notice described under Section 9.3, above.  The Plan Administrator shall provide the notice in whichever of the following periods ends last:

117	71	Dime Community Bank

Article IX - Payment of Benefits

(a)
the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

(b)	a reasonable period ending after the Employee becomes a Participant;

(c)	A reasonable period ending after the Plan no longer fully subsidizes the cost of the Preretirement Survivor Annuity with respect to the Participant;

(d)	a reasonable period ending after Section 401(a)(11) of the Code applies to the Participant;

(e)	with respect to a Participant who terminates employment with the Employer before attaining age thirty-five (35), a reasonable period after his termination of employment; or

(f)	a reasonable period ending after the provisions of this Section 9.4 no longer apply to the Participant.

For purposes of this Section 9.4, a reasonable period is the end of the two (2) year period beginning one (1) year prior to the date the event occurs and ending one (1) year after such date.

9.5	Election to Waive Preretirement Survivor Annuity

At any time after the beginning of the Plan Year in which the Participant attains age thirty-five (35) or after his service ceases, the Participant may choose to waive the entire portion of the Preretirement Survivor Annuity, described in Section 7.7(a), by making the election described in Section 9.6(b) and returning it to the Employer.  A Participant who will not yet attain age thirty-five (35) as of the end of any current Plan Year may make a special qualified election to waive the Preretirement Survivor Annuity (described above) for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35).  The Preretirement Survivor Annuity (described above) will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35).  If an election under 9.6(b) is not submitted by the Participant prior to his death, the Preretirement Survivor Annuity (described above) will become payable.  A Participant may revoke his election to waive the Preretirement Survivor Annuity (described above) at any time by filing a written notice to this effect with the Employer.  The Participant may revoke his election to waive the Preretirement Survivor Annuity (described above) as many times as he chooses.  No spousal consent will be required for such revocations.  If not previously revoked, a Participant's election will be deemed to be revoked on the Participant's retirement date.

9.6	Election of Optional Forms of Benefit Payments

(a)
In lieu of the standard form of benefit payments described in Section 9.2, the Participant may elect in writing to receive his benefit payments in any one of the optional forms of benefit payments set forth in Section 9.7.  Such election shall be in a form approved by the Trustees and the completed election form must be filed with the Employee Benefits Committee during a one hundred eighty (180) day election period ending on the benefit commencement date.

117	72	Dime Community Bank

Article IX - Payment of Benefits

(b)
An election by the Participant to receive benefit payments in a form other than that described in Section 9.2(a) or to receive a Joint and Survivor Benefit which would provide the Spouse with a benefit which is less than fifty percent (50%) of the Participant's benefit, or any election made by the Participant under the provisions of the Plan which is subject to spousal consent, shall not be effective unless (i) the Participant's Spouse irrevocably consents to such election in writing, (ii) such election designates a Beneficiary or form of benefit payment, which may not be changed without spousal consent, or the consent of the Spouse expressly permits a change in such designation by the Participant without any requirement of further consent by the Spouse, (iii) the Spouse's consent acknowledges understanding of the effect of such election, and (iv) the consent is witnessed by a Plan representative or a notary public.  Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan representative that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, such election shall be deemed a qualified election.  Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent, or in the event of a deemed qualified election, the designated Spouse.

(c)
A Participant who has submitted an election for an optional form of benefit payment to the Employee Benefits Committee may, without the consent of his Spouse, revoke such prior election by submitting written notification of such revocation to the Employee Benefits Committee before the benefit commencement date.  Upon revocation, the 50% Joint and Survivor Benefit shall be reinstated unless the Participant elects an optional form of benefit payment in accordance with the provisions of Section 9.6(b).  The number of election forms and revocations shall not be limited.

(d)
The terms and conditions of any election for an optional form of benefit payment under this Section 9.6 shall become effective on the benefit commencement date.  Whenever payment of benefits to the Participant precedes a payment of benefits to a Beneficiary the following additional terms and conditions shall apply:

If the Beneficiary designated to receive payments under the standard form of benefit described under Section 9.2(a) or under an optional form of benefit (elected or deemed to have been elected by the Participant) dies prior to the commencement of benefit payments to the Participant, the terms and conditions of such election shall be null and void.  Subject to the provisions of Section 9.6(b), the Participant shall have the right to elect another form of benefit payment provided such election is executed and filed with the Employee Benefits Committee prior to the Participant's death or if earlier, the later of:  (i) the date the Participant's benefit payments are scheduled to commence or (ii) sixty (60) days following the date of such Beneficiary's death.  Such election shall become effective on the date of its completion and filing with the Employee Benefits Committee but in no event earlier than the date the Participant's benefit payments are scheduled to commence.

If the Beneficiary designated to receive payments under a Period Certain and Life Benefit dies after the commencement of payments to the Participant but prior to the earlier of the end of the period certain elected or the date of the Participant's death, the Participant shall, subject to the provisions of Section 9.6(b), have the right to designate another beneficiary, provided such designation is executed and filed with the Employee Benefits Committee prior to the Participant's death.

117	73	Dime Community Bank

Article IX - Payment of Benefits

9.7	Optional Forms of Benefit Payments

(a)
A Participant may, in lieu of the standard form of benefit payments described in Section 9.2, elect to receive his benefit payments in any one of the following optional forms with the right to designate any person or persons as a Beneficiary.  Benefits under any optional form other than a Straight Life Annuity shall be the Actuarial Equivalent of those benefits which would have been provided as a Straight Life Annuity.

(i)	"Straight Life Annuity" ‑ A benefit payable in equal monthly installments to the Participant for his life with no benefits payable after his death.

(ii)
"100% Joint and Survivor Benefit" ‑ A benefit payable in equal monthly installments to the Participant for his lifetime with the same benefit continuing after his death to and for the lifetime of a surviving Beneficiary.

(iii)
"75% Joint and Survivor Benefit" - Effective for Plan Years commencing after December 31, 2007, a benefit payable in equal monthly installments to the Participant for his lifetime with a benefit equal to three-quarters (3/4) the benefit paid to the Participant continuing after his death to and for the lifetime of a surviving Beneficiary.

(iv)
"50% Joint and Survivor Benefit" ‑ A benefit payable in equal monthly installments to the Participant for his lifetime with a benefit equal to one‑half (1/2) the benefit paid to the Participant continuing after his death to and for the lifetime of a surviving Beneficiary.

(v)
"Period Certain and Life Benefit" - A benefit payable in equal monthly installments to the Participant for his lifetime.  If the Participant's death occurs on or after the expiration of a period certain of five (5), ten (10) or fifteen (15) years, as specified by the Participant in his election of the Period Certain and Life Benefit, no further benefits will be payable.  If, however, the Participant's death occurs before expiration of the period certain, equal monthly installments in the same amount as paid to the Participant prior to his death will be paid to his designated Beneficiary for the remaining portion of such period certain.  In the event neither the Participant nor the designated Beneficiary survives to the end of said certain period, a final lump sum distribution equal to the commuted value of any unpaid installments shall be made to the estate of the last to die of (i) the Participant and (ii) his Beneficiary.

(vi)	A benefit payable to the Participant for his lifetime with some other benefit payable after his death, provided that the form of benefit payment is approved by the Trustees.

(b)
A Merged Plan Participant may, in lieu of the standard form of benefit payments described in Section 9.2 or any other optional form of benefit payments under Section 9.7(a), elect to receive benefit payments in any one of the following additional optional forms with the right to designate any person or persons as a Beneficiary.  Benefits under any of the following optional forms shall be the Actuarial Equivalent of those benefits which would have been provided as a Straight Life Annuity.

117	74	Dime Community Bank

Article IX - Payment of Benefits

(i)
"100% Survivor Benefit with a Sixty Month Period Certain" ‑ A reduced benefit payable in equal monthly installments to the Participant for his lifetime with the same benefit continuing after his death to and for the lifetime of a surviving Beneficiary.  If the Participant and surviving Beneficiary die on or after the expiration of a period certain of sixty (60) months, no further benefits will be payable.  If, however, the Participant and surviving Beneficiary die before the expiration of the sixty (60) month period certain, a final lump sum distribution equal to the commuted value of any unpaid installments shall be made to the estate of the survivor of the Participant and Beneficiary.

(ii)
"50% Survivor Benefit with a Sixty Month Period Certain" ‑ A reduced benefit payable in equal monthly installments to the Participant for his lifetime with a benefit equal to one-half (1/2) the benefit paid to the Participant continuing after his death to and for the lifetime of a surviving Beneficiary.  If the Participant and surviving Beneficiary die on or after the expiration of a period certain of sixty (60) months, no further benefits will be payable.  If, however, the Participant and surviving Beneficiary die before the expiration of the sixty (60) month period certain, a final lump sum distribution equal to the commuted value of any unpaid installments shall be made to the estate of the survivor of the Participant and Beneficiary.

(iii)
"100% Survivor Benefit with Spousal Pop-up" ‑ A reduced benefit payable in equal monthly installments to the Participant for his lifetime with the same benefit continuing after his death to and for the lifetime of a surviving Beneficiary.  Under this option, if the Spouse of a Participant who is receiving benefits under the 100% Joint and Survivor Benefit should predecease the Participant, the amount of the benefit thereafter payable to the Participant shall be increased to the amount that the Participant would have been entitled to had he received a benefit under a Straight Life Annuity.

(iv)
"50% Survivor Benefit with Spousal Pop-up" ‑ A reduced benefit payable in equal monthly installments to the Participant for his lifetime with a benefit equal to one-half (1/2) the benefit paid to the Participant continuing after his death to and for the lifetime of a surviving Beneficiary.  Under this option, if the Spouse of a Participant who is receiving benefits under the 50% Joint and Survivor Benefit should predecease the Participant, the amount of the benefit thereafter payable to the Participant shall be increased to the amount that the Participant would have been entitled to had he received a benefit under a Straight Life Annuity.

117	75	Dime Community Bank

Article IX - Payment of Benefits

(v)
“Sixty Month Period Certain and Life Benefit” - A benefit payable in equal monthly installments to the Participant for his lifetime.  If the Participant's death occurs on or after the expiration of a period certain of sixty (60) months, no further benefits will be payable.  If, however, the Participant's death occurs before expiration of the period certain, equal monthly installments in the same amount as paid to the Participant prior to his death will be paid to his designated Beneficiary for the remaining portion of such period certain.  In the event neither the Participant nor the designated Beneficiary survive to the end of said certain period, a final lump sum distribution equal to the commuted value of any unpaid installments shall be made to the estate of the survivor of the Participant and Beneficiary.

(c)
In addition to the optional forms of benefit payments set forth in subsection (a) above, a Financial Federal Participant may elect to receive benefit payments attributable solely to the Financial Federal Plan Benefit in any one of the following optional forms:

(i)
“One Hundred Twenty Month Period Certain and Life Benefit” - A benefit payable in equal monthly installments to the Participant for his lifetime and after his death, the same equal monthly installments to his surviving contingent annuitant for his lifetime.  If both the Participant and the contingent annuitant should die before expiration of a period certain of one hundred twenty (120) months, a final lump sum distribution equal to the commuted value of any unpaid installments shall be paid to the Participant’s beneficiary, or if there is no such beneficiary, to the estate of the last to die of the Participant and his contingent annuitant (presuming the Participant to be the survivor if they should die within twenty-four hours of each other).

A contingent annuitant is any person designated to receive a continuing allowance upon the death of a Participant under this Section 9.7(c)(i).

(ii)
“Single Lump Sum Payment” – A single lump sum payment provided (I) the annual Financial Federal Plan Benefit is less than six hundred dollars (“$600”) per year on the date such benefit would otherwise commence, or (II) to any Participant at least age forty-five (45), but not older than age sixty-five (65).

Any single lump sum payment under this Section 9.7(c)(ii) shall be calculated using an interest rate, determined by reference to the last month of a calendar quarter, which rate shall be the average of the ten (10) and twenty (20) year U.S. Treasury Bond annual yields for such month, as reported in the Federal Reserve Statistical Release (G.13), rounded to the nearest five tenths of one percent (.5%); provided, however, if the annual yield of twenty (20) year U.S. Treasury Bonds is not published, such rate shall be the annual yield of ten (10) year U.S. Treasury Bonds.  In the absence of the Release, such annual yields may be obtained from any other source it deems appropriate.  The rate so determined shall be applicable to payments to be paid in the calendar quarter beginning three (3) months later; provided, however, that effective February 8, 1999, in no event shall the lump sum value be less than that calculated using (A) the interest rate on 30-year Treasury securities for the second full calendar month preceding the first day of each Plan Year, which interest rate shall remain in effect throughout such Plan Year with respect to all Plan benefits commencing during such Plan Year, and (B) the 1983 Group Annuity Mortality Table based on a fixed blend of 50% of the male mortality rates and 50% of the female mortality rates as described in section 807(d)(5)(A) of the Code (without regard to any other subparagraph of Code section 807(d)(5)) or such other mortality table as may be prescribed by the Secretary of the Treasury.

117	76	Dime Community Bank

Article IX - Payment of Benefits

Notwithstanding the foregoing provisions, the benefit payable under any optional form of benefit to a Participant who retires on his Postponed Retirement Date shall not be less than the benefit that would have been payable had the Participant retired at his Normal Retirement Date and chosen the same benefit payment form and same Beneficiary.  The preceding sentence shall not take effect if the benefit payable under Section 9.7(c)(ii) to a Participant who continues in the employ of the Employer after his Normal Retirement Date is less than the benefit that would have been payable under Section 9.7(c)(ii) had the Participant retired on his Normal Retirement Date solely by reason of a change in the interest rate as set forth in Section 9.7(c)(ii)(A) which is used in determining the Single Lump Sum Payment.

In no event shall any benefit payable to a Participant and his Beneficiary other than his Spouse result in benefit payments to the Participant with a lump sum Actuarial Equivalent that is less than fifty-one percent (51%) of the lump sum Actuarial Equivalent of the aggregate benefit payments payable to the Participant and his Beneficiary, determined as of the effective date of the election.

(d)
Effective as of March 28, 2005, except with respect to Section 9.7(c)(ii), a Lump Sum Benefit shall be available to a Participant only if the present value of such Participant’s nonforfeitable Accrued Benefit is greater than one thousand dollars ($1,000) and less than or equal to five thousand dollars ($5,000).  A Participant who is eligible to receive a Lump Sum Benefit may elect to have such benefit commence on the first day of any calendar month coincident with or next following the date the Participant incurs a Termination of Service.

No Lump Sum Benefit shall be increased on account of any delay in payment due to the Participant's failure to properly file the required forms furnished by the Employee Benefits Committee or to otherwise accept such payment.

9.8	Cash Out of Certain Benefits

(a)	Neither an application form nor the consent of the Participant or the Participant's Spouse is required for a distribution under the provisions of this Section 9.8(a).

If a Participant whose present value of his nonforfeitable Accrued Benefit is equal to or less than one thousand dollars ($1,000), incurs a Termination of Service when entitled to a Retirement Benefit under the provisions of this Plan, the Participant shall automatically receive a distribution of the present value of his nonforfeitable Accrued Benefit.

If a married Participant (A) is entitled to a Vested Retirement Benefit or (B) has satisfied the requirements for a Preretirement Survivor Annuity or a Post Termination Survivor Annuity and such Participant dies prior to the commencement of benefits when the present value of his nonforfeitable Accrued Benefit is equal to or less than five thousand dollars ($5,000), the Participant's Spouse shall automatically receive a distribution of the present value of such benefit otherwise payable to the surviving Spouse.

117	77	Dime Community Bank

Article IX - Payment of Benefits

Notwithstanding the foregoing paragraphs, if the present value of the vested Accrued Benefit under this Section 9.8(a) is zero (0), the Participant or, if applicable, the Participant's Spouse, shall be deemed to have received a distribution of the vested Accrued Benefit.

The present value of the Accrued Benefit under this Section 9.8(a) shall be calculated as of the date of distribution (I) using the Applicable Mortality Table and the Applicable Interest Rate set forth in Section E. of Appendix A, and (II) assuming the vested benefit is a Straight Life Annuity payable to the Participant at his Normal Retirement Date or, if applicable, his Postponed Retirement Date.

(b)
In the case of a surviving Spouse entitled to a distribution where (i) the present value of the deceased Participant's nonforfeitable Accrued Benefit was greater than five thousand dollars ($5,000) and (ii) the present value of the benefit otherwise payable to the surviving Spouse is equal to or less than five thousand dollars ($5,000), the Employee Benefits Committee may, with the written consent of the surviving Spouse, distribute the present value of such benefit otherwise payable to the surviving Spouse in a single lump sum.  Such present value shall be calculated (A) using the Applicable Mortality Table and the Applicable Interest Rate set forth in Section E. of Appendix A, and (B) assuming the benefit is a Straight Life Annuity payable to the surviving Spouse at the later of:  (I) the Participant's Normal Retirement Date or, if applicable, Postponed Retirement Date or (II) the death of the Participant, based on the Spouse's age on such date.

(c)
If the present value of his nonforfeitable Accrued Benefit is equal to or less than  one thousand dollars ($1,000) for a Retired Participant or a Beneficiary of a Retired Participant, such Retired Participant or Beneficiary of a Retired Participant shall automatically receive a distribution of the present value of his nonforfeitable Accrued Benefit.

(d)
For purposes of Sections 9.8(a) and (c), in the case of benefits payable in the form of (i) a Preretirement Survivor Annuity under Section 7.7(a), (ii) a Joint and Survivor Annuity, as described in Section 9.7(a)(ii), (iii) or (iv) or 9.7(b)(i), (ii), (iii) or (iv) with the Participant’s Spouse as beneficiary, if the present value of the nonforfeitable Accrued Benefit at the time of any distribution exceeds five thousand dollars ($5,000), the present value of the Accrued Benefit at any subsequent time will be deemed to exceed five thousand dollars ($5,000).  In addition, if the Participant has begun to receive distributions pursuant to a form of benefits under which at least one scheduled periodic distribution is still payable, and the present value of the Participant’s nonforfeitable Accrued Benefit exceeded the five thousand dollar ($5,000) cash out limit at the time of the first distribution under that optional form, the present value of the Accrued Benefit at any subsequent time will be deemed to exceed five thousand dollars ($5,000).  In all other cases, if the present value of a Participant’s nonforfeitable Accrued Benefit determined at the time of any distribution, is equal to or less than five thousand dollars ($5,000), such Participant, or if applicable, a deceased Participant’s beneficiary, shall automatically receive a distribution of the full present value of the nonforfeitable Accrued Benefit.  Such determination shall be made without regard to the present value of the Participant’s benefit at the time of any earlier distribution.

117	78	Dime Community Bank

Article IX - Payment of Benefits

9.9	Direct Rollover of Eligible Rollover Distributions

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this section, a Distributee may elect, at the time and in the manner prescribed by the Employee Benefits Committee, to have any portion of an Eligible Rollover Distribution that is equal to at least five hundred dollars ($500) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.  If an Eligible Rollover Distribution is less than five hundred dollars ($500), a Distributee may not make the election described in the preceding sentence to rollover a portion of the Eligible Rollover Distribution.  For purposes of this section, the following definitions shall apply:

(a)	"Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

(b)
"Distributee" means an Employee or former Employee.  In addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former spouse.  Effective for Eligible Rollover Distributions made after December 31, 2008, a Distributee shall also include the Employee’s nonspouse designated Beneficiary.  In the case of a nonspouse designated Beneficiary, the Direct Rollover may be made only to an individual retirement account or annuity described in Code Section 408(a) or Code Section 408(b) (“IRA”) that is established on behalf of the designated Beneficiary and that will be treated as an inherited IRA pursuant to the provisions of Code Section 402(c)(11).  In addition, in this case, the determination of any required minimum distribution under Code Section 401(a)(9) that is ineligible for rollover shall be made in accordance with Notice 2007-7, Q&A 17 and 18, 2007-51 I.R.B. 395.

(c)
"Eligible Retirement Plan" means (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in Section 408(b) of the Code, (iii) for distributions made after December 31, 2007, a Roth IRA described in Section 408A(e) of the Code, however, for distributions made prior to January 1, 2010, a Participant shall be subject to income limitations, (iv) an annuity plan described in Section 403(a) of the Code, (v) a qualified defined contribution plan described in Section 401(a) of the Code, (vi) an annuity contract described in Section 403(b) of the Code, and (vii) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, that accepts the Distributee's Eligible Rollover Distribution.  However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.  The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

117	79	Dime Community Bank

Article IX - Payment of Benefits

(d)
"Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:  any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distributions(s) that is reasonably expected to total less than two hundred dollars ($200) during a year.

A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax contributions which are not includable in gross income.  However, such portion may be transferred only to (i) an individual retirement account or individual retirement annuity described in Section 408(a) or (b) of the Code; (ii) for taxable years commencing after December 31, 2001 and before January 1, 2007, to a qualified trust which is part of a defined contribution plan that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible; or (iii) for taxable years commencing after December 31, 2006, to a qualified plan or to an annuity contract described in Code Section 403(b), if such plan or contract provides for separate accounting for amounts so transferred (including interest thereon), including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

9.10	Commencement of Benefits

(a)
The initial monthly payment shall be due and payable to a Retired Participant on the first day of the calendar month coincident with or next following the date on which benefit payments under the Plan are scheduled to commence.  Subject to the specific provisions of any optional form of benefit payments, if monthly payments to the Retired Participant commenced prior to his death, the initial monthly payment to a Beneficiary shall be due and payable on the first day of the calendar month following the Participant's death.

117	80	Dime Community Bank

Article IX - Payment of Benefits

(b)	If a Participant dies prior to the commencement of benefit payments, his entire interest shall be distributed solely in accordance with Section 7.7.

(c)	Distributions to 5-percent owners:

The vested interest in the Accrued Benefit of a 5-percent owner (as described in Section 416(i) of the Code and determined with respect to the Plan Year ending in the calendar year in which such individual attains age seventy and one-half (70-1/2)) must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2).  The vested interest in the Accrued Benefit of a person who is not a 5-percent owner (as described in Section 416(i) of the Code) for the Plan Year ending in the calendar year in which such person attains age seventy and one-half (70-1/2) but who becomes a 5-percent owner (as described in Section 416(i) of the Code) for a later Plan Year must be distributed or commence to be distributed no later than the first day of April following the last day of the calendar year that includes the last day of the first Plan Year for which such individual is a 5-percent owner (as described in Section 416(i) of the Code).

(d)	Distributions to other than 5-percent owners:

Except as otherwise provided in the following paragraph, the vested interest in the Accrued Benefit of any Employee who attains age seventy and one‑half (70‑1/2), must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one‑half (70‑1/2).

An Employee otherwise required to receive a distribution under the preceding paragraph, may elect to defer distribution of the Accrued Benefit to the date of his termination of employment without spousal consent.  In addition, no spousal consent is required when payments recommence to the Employee, if payments recommence to the Employee with the same Beneficiary and in a form of benefit that is the same, but for the cessation of distributions hereunder.

Notwithstanding the foregoing, the vested interest in the Accrued Benefit of (I) any Employee who becomes a Participant or (II) any Employee who attains age seventy and one‑half (70‑1/2) in a calendar year beginning on or after the adoption date of the amendment addressing benefit commencement, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (1) his termination of employment or (2) his attainment of age seventy and one-half (70-1/2).

Notwithstanding any provisions of the Plan to the contrary, any and all distributions from the Plan shall be made in accordance with Section 401(a)(9) of the Code and the requirements of Income Tax Regulations issued under Code Section 401(a)(9).

9.11	Minimum Distribution Requirements

(a)	General Rules

(i)
Effective Date and Precedence.  The provisions of this Section 9.11 will apply for purposes of determining required minimum distributions.  Subject to the Joint and Survivor Annuity requirements of this Article IX, the requirements of this Section 9.11, will take precedence over any inconsistent provisions of the Plan.

117	81	Dime Community Bank

Article IX - Payment of Benefits

(ii)
Requirements of Income Tax Regulations Incorporated.  All distributions required under this Section 9.11 will be determined and made in accordance with Section 401(a)(9) of the Code, including the incidental death benefit requirement in Code Section 401(a)(9)(G) and the Regulations thereunder.

(iii)	Limits on Distribution Periods. As of the first distribution calendar year, distributions to a Participant, if not made in a single sum, may only be made over one of the following periods:

(A)	the life of the Participant;

(B)	the joint lives of the Participant and the designated Beneficiary;

(C)	a period certain not extending beyond the life expectancy of the Participant; or

(D)	a period certain not extending beyond the joint life and last survivor expectancy of the Participant and the designated Beneficiary.

(iv)
TEFRA Section 242(b)(2) Elections.  Notwithstanding the other requirements of this Section 9.11 other than Section 9.11(a)(iii), and subject to the Joint and Survivor Annuity requirements of this Article IX, distribution on behalf of any Employee, including a 5-percent owner, who has made a designation under Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (“TEFRA”) (“Section 242(b)(2) election”) may be made in accordance with all of the following requirements (regardless of when such distribution commences):

(A)	The distribution by the Plan is one (1) which would not have disqualified such Plan under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

(B)
The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Plan is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

(C)	Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

(D)	The Employee had accrued a benefit under the Plan as of December 31, 1983.

(E)
The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee’s death, the Beneficiaries of the Employee listed in order of priority.

117	82	Dime Community Bank

Article IX - Payment of Benefits

(v)
A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

(vi)
For any distribution which commenced prior to January 1, 1984, but continues after December 31, 1983, the Employee, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Sections 9.11(a)(iv)(A) and 9.11(a)(iv)(E).

(vii)
If a designation is revoked any subsequent distribution must satisfy the requirements  of Code Section 401(a)(9) and the Regulations thereunder.  If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the Regulations thereunder, but for the Section 242(b)(2) election.  Such distributions must meet the minimum distribution incidental benefit requirements.  Any changes in the designation will be considered a revocation of the designation.  However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be revocation of the designation, as long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example by altering the relevant measuring life).

(viii)	In the case in which an amount is transferred or rolled over from one (1) plan to another plan, the rules in Regulations Section 1.401(a)(9)-8, Q&A-14 and Q&A-15 shall apply.

(b)	Time and Manner of Distribution

(i)	Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

(ii)
Death of Participant Before Distributions Begin.  If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(A)
If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2), if later.

117	83	Dime Community Bank

Article IX - Payment of Benefits

(B)
If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(C)
If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant’s death.

(D)
If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Section 9.11(b)(ii), other than Section 9.11(b)(ii)(A), will apply as if the surviving Spouse were the Participant.

For purposes of this Section 9.11(b)(ii) and Section 9.11(e), distributions are considered to begin on the Participant’s Required Beginning Date (or, if Section 9.11(b)(ii)(D) applies, the date distributions are required to begin to the surviving Spouse under Section 9.11(b)(ii)(A)).  If annuity payments irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 9.11(b)(ii)(A)), the date distributions are considered to begin is the date distributions actually commence.

(iii)
Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.  If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Section 9.11(b)(ii), but the Participant’s entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant’s death.  If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this election will apply as if the surviving Spouse were the Participant.

(iv)
Election to Allow Participants or Beneficiaries to Elect 5-Year Rule.  Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the Life Expectancy rule in Sections 9.11(b)(ii) and 9.11(d)(ii) applies to distributions after the death of a Participant who has a Designated Beneficiary.  The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 9.11(b)(ii), or by September 30 of the calendar year which contains the fifth (5th) anniversary of the Participant’s (or, if applicable, surviving Spouse's) death.  If neither the Participant nor Beneficiary makes an election under this subsection, distributions will be made in accordance with Sections 9.11(b)(ii) and 9.11(d)(ii) and, if applicable, the elections in Section 9.11(b)(iii) above.

117	84	Dime Community Bank

Article IX - Payment of Benefits

(v)
Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.  A Designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the Life Expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the Life Expectancy rule for all Distribution Calendar Years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

(vi)
Form of Distribution.  Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Sections 9.11(c), (d) and (e).  If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.  Any part of the Participant’s interest which is in the form of an individual account described in Section 414(k) of the Code, if applicable, will be distributed in a manner satisfying the requirements of Section 401(a)(9) of the Code and the Treasury regulations that apply to individual accounts.

(c)	Determination of Amount to be Distributed Each Year

(i)	General Annuity Requirements. If the Participant’s interest is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

(A)	the annuity distributions will be paid in periodic payments made at intervals not longer than one year;

(B)	the distribution period will be over a life (or lives) or over a period certain not longer than the period described in Section 9.11(d) or (e);

(C)	once payments have begun over a period certain, the period certain will not be changed, even if the period certain is shorter than the maximum permitted; and

(D)	payments will either be nonincreasing or increase only as follows:

(I)
by an annual percentage increase that does not exceed the percentage increase in an eligible cost-of-living index for a twelve (12) month period ending in the year during which the increase occurs or a prior year.

(II)
by a percentage increase that occurs at specified times and does not exceed the cumulative total of annual percentage increases in an eligible cost-of-living index since the annuity starting date, or if later, the date of the most recent percentage increase;

117	85	Dime Community Bank

Article IX - Payment of Benefits

(III)	by a constant percentage of less than five percent (5%) per year, applied not less frequently than annually;

(IV)	as a result of dividend or other payments that result from actuarial gains, provided:

(1)	actuarial gain is measured not less frequently than annually;

(2)
the resulting dividend or other payments are either paid no later than the year following the year for which the actuarial experience is measured or paid in the same form as the payment of the annuity over the remaining period of the annuity (beginning no later than the year following the year for which the actuarial experience is measured;

(3)	the actuarial gain taken into account is limited to actuarial gain from investment experience;

(4)	the assumed interest rate used to calculate such actuarial gains is not less than three percent (3%); and

(5)	the annuity payments are not increased by a constant percentage as described in Section 9.11(c)(i)(D)(III);

(V)
to the extent of the reduction in the amount of the Participant’s payments to provide for a survivor benefit, but only if there is no longer a survivor benefit because the Beneficiary whose life was being used to determine the distribution period in Section 9.11(c)(i)(D)(IV) dies or is no longer the Participant’s Beneficiary pursuant to a qualified domestic relations order within the meaning of Code Section 414(p);

(VI)
to provide a final payment upon the Participant’s death not greater than the excess of the actuarial present value of the Participant’s Accrued Benefit (within the meaning of Code Section 411(a)(7)) calculated as of the annuity starting date using the Applicable Interest Rate and the Applicable Mortality Table defined in Section E. of Appendix A (or if greater, the total amount of employee contributions) over the total of payments before the Participant’s death;

(VII)	to allow a Beneficiary to convert the survivor portion of a joint and survivor annuity into a single sum distribution upon the Participant’s death; or

(VIII)	to pay increased benefits that result from a plan amendment.

117	86	Dime Community Bank

Article IX - Payment of Benefits

(ii)
Amount Required to be Distributed by Required Beginning Date.  The amount that must be distributed on or before the Participant’s Required Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Section 9.11(b)(ii)(A) or (B)) is the payment that is required for one payment interval.  The second payment need not be made until the end of the next payment interval, even if that payment interval ends in the next calendar year.  Payment intervals are the periods for which payments are received; e.g., bi-monthly, monthly, semi-annually, or annually.  All of a Participant’s benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant’s Required Beginning Date.

(iii)
Additional Accruals After First Distribution Calendar Year.  Any additional benefits accruing to the Participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

(d)	Requirements For Annuity Distributions That Commence During Participant’s Lifetime

(i)
Joint Life Annuities Where the Beneficiary Is Not the Participant’s Spouse.  If the Participant’s interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse Designated Beneficiary, annuity payments to be made on or after the Participant’s Required Beginning Date to the Designated Beneficiary after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Treasury Regulations Section 1.401(a)(9)-6, Q&A-2(c)(2), in the manner described in Q&A-2(c)(1).  If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a nonspouse Designated Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the Designated Beneficiary after the expiration of the period certain.

(ii)
Period Certain Annuities.  Unless the Participant’s Spouse is the sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant’s lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Income Tax Regulations Section 1.401(a)(9)-9, Q&A-2 for the calendar year that contains the annuity starting date.  If the annuity starting date precedes the year in which the Participant reaches age seventy (70), the applicable distribution period for the Participant is the distribution period for age seventy (70) under the Uniform Lifetime Table set forth in Income Tax Regulations Section 1.401(a)(9)-9, Q&A-2 plus the excess of seventy (70) over the age of the Participant as of the Participant’s birthday in the year that contains the annuity starting date.  If the Participant’s Spouse is the Participant’s sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant’s applicable distribution period, as determined under this Section 9.11(d)(ii), or the joint life and last survivor expectancy of the Participant and the Participant’s Spouse as determined under the Joint and Last Survivor Table set forth in Income Tax Regulations Section 1.401(a)(9)-9, Q&A-3, using the Participant’s and Spouse's attained ages as of the Participant’s and Spouse's birthdays in the calendar year that contains the annuity starting date.

117	87	Dime Community Bank

Article IX - Payment of Benefits

(e)	Requirements For Minimum Distributions Where Participant Dies After the Date Distributions Begin

Death After Distributions Begin.  If the Participant dies after distribution of his interest begins in the form of an annuity meeting the requirements of this Section 9.11, the remaining portion of the Participant’s interest shall continue to be distributed over the remaining period over which distributions commenced.

(f)	Definitions

For purposes of this Section 9.11, the following words and phrases shall have the meanings hereafter ascribed to them:

(i)
Designated Beneficiary.  The individual who is designated by the Participant (or the Participant’s surviving spouse) as the Beneficiary of the Participant’s interest under the Plan and who is the Designated Beneficiary under Section 401(a)(9) of the Code and Income Tax Regulations Section 1.401(a)(9)-4.

(ii)
Distribution Calendar Year.  A calendar year for which a minimum distribution is required.  For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date.  For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 9.11(b)(ii).

(iii)	Life Expectancy. Life Expectancy as calculated by use of the Single Life Table in Income Tax Regulations Section 1.401(a)(9)-9, Q&A-1.

(iv)	Required Beginning Date. The date specified in Section 9.10(c) or (d), whichever is applicable.

(v)
Actuarial Gain.  The difference  between an amount determined using the actuarial assumptions (i.e.) investment return, mortality, expense and other similar assumptions) used to calculate the initial payments before adjustment for any increases and the amount determined under the actual experience with respect to those factors.  Actuarial Gain also includes differences between the amount determined using actuarial assumptions when an annuity was purchased or commenced and such amount determined using actuarial assumptions used in calculating payments at the time the Actuarial Gain is determined.

117	88	Dime Community Bank

Article IX - Payment of Benefits

(vi)	Eligible Cost-of-Living Index. An index described in Sections (b)(2), (b)(3) or (b)(4) of Regulations 1.401(a)(9)-6, Q&A-14.

9.12	Latest Commencement Date of Plan Benefits

Unless the Participant otherwise elects in accordance with the Plan provisions, the payment of Plan benefits shall commence not later than the sixtieth (60th) day after the end of the Plan Year in which the latest of the following occurs:  (a) the date on which the Participant attains age sixty‑five (65), (b) the tenth (10th) anniversary of the time a Participant was enrolled in the Plan or the Prior Plan, or (c) the Participant's Termination of Service with the Employer.

9.13	Suspension of Benefits

The provisions of Sections 9.13(a) through (j) shall apply provided the Employer provides the notification described in Section 9.13(b).  In the event the Employer does not provide the notification described in Section 9.13(b), the provisions provided under Sections 9.13(k) and (l) shall apply.  Notwithstanding the preceding sentences, effective February 1, 2014, this Section 9.13 shall not apply to any Participant who is receiving In-Service Distributions pursuant to Section 9.14.

(a)
Subject to the provisions of Section 9.10 and notwithstanding any other provisions contained in the Plan to the contrary, (i) a Retired Participant receiving benefits who is reemployed by the Employer or an Affiliated Employer which is a Participating Employer or (ii) a Participant who continues in the employment of the Employer or an Affiliated Employer which is a Participating Employer beyond his Normal Retirement Date, shall not be entitled to receive benefit payments for any month during which he completes at least forty (40) Hours of Service (increased to one hundred (100) Hours of Service, effective October 8, 1998) in Section 203(a)(3)(B) service without regard to any use of equivalencies set forth in Article I under the definition of Hours of Service.  Consequently, the amount of benefits which are paid later than Normal Retirement Age will be computed as if the Participant had been receiving benefits since Normal Retirement Age.

(b)
No payments shall be withheld under this provision unless the Participant is notified of such suspension of benefits by personal delivery, first class mail or other delivery method permitted under Department of Labor Regulations Section 2530.203-3 during the first calendar month or payroll period in which payments are to be suspended.  Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a description of the Plan provision relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203‑3 of the Code of Federal Regulations.

(c)	The amount suspended shall be:

(i)
In the case of benefits payable periodically on a monthly basis for as long as a life (or lives) continues, such as a Straight Life Annuity or a qualified Joint and Survivor Benefit, an amount equal to the portion of a monthly benefit derived from Employer contributions.

117	89	Dime Community Bank

Article IX - Payment of Benefits

(ii)
In the case of a benefit payable in a form other than the form described in subsection (i) above, an amount from the Employer provided portion of benefit payments for a calendar month in which the Employee is employed in Section 203(a)(3)(B) service, equal to the lesser of:

(A)
The amount of benefits which would have been payable to the Employee if he had been receiving monthly benefits under the Plan since actual retirement based on a Straight Life Annuity commencing at actual retirement age; or

(B)
The actual amount paid or scheduled to be paid to the Employee for such month.  Payments scheduled to be paid less frequently than monthly may be converted to monthly payments for purposes of the above sentence.

(d)
In addition, the notice shall inform the Participant of the Plan's procedures for affording a review of the suspension of benefits.  Requests for such reviews may be considered in accordance with the claims procedure adopted by the Plan pursuant to Section 503 of ERISA and applicable regulations.

(e)
In the event a Retired Participant or a Financial Federal Participant is subsequently reemployed and his benefit payments are suspended in accordance with this Section 9.13, subject to the provisions of Section 9.13(g), he shall be credited with any Vested Service, Credited Service or, if applicable, the amount of any remaining Financial Federal Plan Benefit to which he was entitled when he previously retired.

(f)
If the benefit payments are suspended under this Section 9.13, benefit payments shall commence or, if applicable, resume no later than the first day of the third calendar month following the first calendar month in which the Participant fails to complete at least forty (40) Hours of Service (increased to one hundred (100) Hours of Service, effective October 8, 1998) without regard to any use of equivalencies set forth in Article I under the definition of Hours of Service.  If payments were suspended for less than twelve (12) consecutive months, the prior form of benefit payment shall be reinstated.  Otherwise, the provisions of Sections 9.2 and 9.6 shall again become operative.

(g)
Any Retirement Benefit payable under this Section 9.13 shall be based on Compensation and Credited Service before and after the period of his previous retirement, reduced by an amount equal to the Actuarial Equivalent of those benefit payments received by the Participant.  Notwithstanding the foregoing, upon a Participant's subsequent retirement, that portion of his Retirement Benefit payable with respect to Credited Service before his prior retirement shall not be less than his previous Retirement Benefit modified, if applicable, to reflect any new election.

(h)
Notwithstanding the provisions of Sections 9.13(e) and 9.13(g), if a Retired Participant who is reemployed had received his Retirement Benefit attributable to his previous Credited Service in the form of a lump sum payment pursuant to the provisions of Section 9.8(a) or, if applicable, his Financial Federal Plan Benefit in the form of a lump sum payment pursuant to the provisions of Section 9.7(c)(ii), such previous Credited Service or, if applicable, his Financial Federal Plan Benefit shall be disregarded in determining the Retirement Benefit upon such Retired Participant's subsequent retirement unless:

117	90	Dime Community Bank

Article IX - Payment of Benefits

(i)	the Retired Participant received a lump sum payment in lieu of a Vested Retirement Benefit; and

(ii)	such Participant's Vested Percentage under the Plan at the time of the lump sum payment was less than one hundred percent (100%); and

(iii)
such Participant repays to the Plan, the amount of such lump sum payment, together with interest thereon at the lesser of the rate of five percent (5%) per year, compounded annually or the rate determined under Section 411(c)(2)(C) of the Code, compounded annually.  Such repayment must be made no later than the earlier of:

(A)	the fifth (5th) anniversary of his reemployment date with the Employer, or

(B)	the last day of a Period of Severance of five (5) consecutive years determined from the date the lump sum payment was paid to him,

in which case, such previous Credited Service shall be taken into account.

(i)
If a Participant received one or more benefit payments that would otherwise have been suspended, the full amount of any such payments shall be deducted from subsequent retirement payments; provided, however, that in any month, the deduction shall be limited to twenty-five percent (25%) of the total benefit otherwise payable.  Such twenty-five percent (25%) limitation shall not apply to the initial Retirement Benefit payment to which such Participant or Retired Participant may be entitled.

(j)	This Section does not apply to the minimum benefit to which the Participant is entitled under the Top-Heavy rules of Article XIII.

(k)	If a Participant is reemployed by the Employer after Retirement Benefits have commenced, any Retirement Benefits he is receiving shall continue unchanged.

(l)
Upon subsequent retirement, the Retirement Benefit payable under this Section 9.13 shall be based on Compensation and Credited Service before and after the period of his previous retirement and prior to the Plan Freeze Date, actuarially adjusted to take into account benefit payments received by the Participant under Section 9.13(k).  Notwithstanding the foregoing, upon a Participant’s subsequent retirement, that portion of his Retirement Benefit payable with respect to Credited Service before his prior retirement shall not be less than his previous Retirement Benefit modified, if applicable, to reflect any new election.

(m)	Effective February 1, 2014, this Section 9.13 shall not apply to any Participant who is receiving In-Service Distributions pursuant to Section 9.14.

For purposes of this Section 9.13, reemployment with the Employer shall not include a Retired Participant's subsequent employment by another Participating Employer.

117	91	Dime Community Bank

Article IX - Payment of Benefits

9.14	In-Service Distributions

(a)
A Participant (i) who has attained his or her Normal Retirement Age, and (ii) who has not incurred a Termination of Service, shall thereafter be eligible to receive In-Service Distributions of his or her Accrued Benefit.

(b)	In-Service Distributions shall be based on a Participant’s Accrued Benefit, determined as of the Plan Freeze Date, subject to adjustment to the extent provided in Section 7.3.

(c)	A Participant may elect to receive In-Service Distributions of his or her Retirement Benefit under any of the optional forms of benefit payments set forth under Section 9.7.

(d)
A Participant who is receiving In-Service Distributions and who subsequently incurs a Termination of Service may thereupon be eligible for a Postponed Retirement Benefit.  If applicable, the Postponed Retirement Benefit hereunder shall be actuarially adjusted to take into account all In-Service Distributions. A Participant who receives his or her entire Retirement Benefit as an In-Service Distribution, shall not thereafter be eligible for a Postponed Retirement Benefit upon incurring a Termination of Service.

(e)
A Participant who has been receiving In-Service Distributions and who continues in the employment of the Employer or an Affiliated Employer which is a Participating Employer, beyond his or her Normal Retirement Date, shall not have his or her benefit payments suspended pursuant to Section 9.13.

(f)	No death benefits, under Section 7.7, shall be paid upon the death of a Participant who receives In-Service Distributions prior to his or her death.

117	92	Dime Community Bank

Article X - Withdrawal of Plan from the Trust

ARTICLE X -
WITHDRAWAL OF PLAN FROM THE TRUST

10.1	Withdrawals‑Generally

Subject to the provisions of this Article X and the Agreement, the Employer may withdraw from the Trust by:  (a) transferring all of the Plan Interest to another funding medium while retaining the Plan, or (b) transferring part of the Plan Interest to another funding medium while retaining the Plan, or (c) adopting another qualified employee pension benefit plan to succeed the Plan while retaining part of the Plan Interest with the Trust, or (d) adopting another qualified employee pension benefit plan to succeed the Plan while retaining none of the Plan Interest with the Trust.

Except as otherwise provided in the Agreement, a withdrawal shall not be deemed a termination of the Plan resulting in the vesting of benefits in any Participant under this Plan.

Notwithstanding the foregoing, the Trustees may, in their sole and absolute discretion, require the Plan to be withdrawn in accordance with the provisions of the Agreement.

10.2	Withdrawal Procedures

A certified copy of the Employer Resolutions evidencing a withdrawal shall be delivered to the Trustees.  Such resolutions shall specify the type of withdrawal, the effective date of such withdrawal, the funding medium to which the Plan Interest is to be transferred, if applicable, and in the event the Plan is withdrawn, the administrator of the successor plan.  The value of the Plan Interest shall be determined as of the effective date of such withdrawal in the manner provided in the Agreement.

10.3	Transfer of Plan Interest

Subject to receipt and approval of all required documentation, the Trustees shall, at the direction of the Employer and pursuant to the Employer Resolutions, transfer the Plan Interest or part thereof to the funding medium designated in such Employer Resolutions.  Pending transfer, the Plan Interest, or part thereof, valued as of the effective date of withdrawal shall be administered and adjusted by the Trustees in the manner provided in the Agreement or in Employer Resolutions approved by the Trustees.

117	93	Dime Community Bank

Article XI - Termination of Plan

ARTICLE XI ‑
TERMINATION OF PLAN

11.1	Right to Terminate Plan

While the Employer expects to continue the Plan indefinitely, the Employer reserves the right at any time to terminate the Plan, in whole or in part.

Termination of the Plan shall not be deemed to permit any part of the Plan Interest to be used for, or diverted to, purposes other than the exclusive benefit of the Participants, Retired Participants and their Beneficiaries prior to the satisfaction of all liabilities.

11.2	Termination Procedures

The Plan may be terminated, in whole or in part, by delivering to the Trustees a certified copy of the Employer Resolutions evidencing such termination.  Such resolutions shall specify the effective date of the termination or partial termination of the Plan.  The value of the Plan Interest or any part thereof affected by such termination shall be determined as of the effective date of such termination in the manner provided in the Agreement.

11.3	Distribution on Termination

The Trustees shall have no obligation to distribute any portion of the Plan Interest until it has received all documentation or approvals required under ERISA, the Plan or the Agreement in a form satisfactory to the Trustees.  Pending receipt of such satisfactory documentation or approvals, the Plan Interest, valued as of the effective date of termination, shall be administered and adjusted by the Trustees in the manner provided in the Agreement or Employer Resolutions approved by the Trustees.

Upon termination or partial termination of the Plan, the benefits of all Participants, Retired Participants and Beneficiaries affected by such termination or partial termination shall, to the extent funded, be nonforfeitable.  Recourse for satisfaction for any benefits provided by the Plan shall be limited to the Plan Interest.  Upon termination or partial termination of the Plan, the affected Plan Interest shall be allocated by the Trustees, acting under the supervision of the Enrolled Actuary, in the order of priority and in the manner prescribed by Section 4044 of ERISA and regulations promulgated thereunder and in accordance with the nondiscriminatory procedures set forth in Internal Revenue Service Revenue Ruling 80-229.  Subject to the provisions of the Agreement including but not limited to the receipt by the Trustees of such rulings, determinations or other documentation required by the PBGC, the Internal Revenue Service and any other governmental agency, the Trustees shall distribute that portion of the Plan Interest attributable to benefits determined hereunder in accordance with Article IX and such distribution may include the purchase of one or more immediate or deferred annuities (on an individual or group basis) payable by the Trust or otherwise and may, upon the discretion of the Board, include lump sum payments; provided, however, that nothing in this Section 11.3 shall:

(a)	permit the payment of any Accrued Benefit prior to the Participant's Normal Retirement Age, without the consent of the Participant to whom payment is to be made;

117	94	Dime Community Bank

Article XI - Termination of Plan

(b)
permit the payment to a Participant who has a Spouse of any Accrued Benefit in a form other than a 50% Joint and Survivor Benefit, 75% Joint and Survivor Benefit or a 100% Joint and Survivor Benefit without the consent of the Participant and his Spouse given in accordance with Section 9.6(b);

(c)	permit the payment to a Participant who has no Spouse in any form other than a Straight Life Annuity without the consent of the Participant given in accordance with Section 9.6(b);

(d)	permit the elimination of any optional form of benefit or any early retirement benefit or retirement-type subsidy (within the meaning of Section 411(d)(3) of the Code).

The terms of any annuity contract purchased and distributed by the Plan to a Participant or a Participant’s Spouse shall comply with the requirements of the Plan.

Following the satisfaction of all liabilities of the Plan, the Trustees shall distribute any remaining portion of the Plan Interest held by the Trustees either (i) to the Employer, or (ii) among Plan Participants, in a uniform and non-discriminatory manner, as determined by the Employer.  Distribution of the remaining portion of the Plan Interest hereunder, if any, shall be determined by action of the Board of the Employer, prior to the termination of the Plan.

117	95	Dime Community Bank

Article XII - Claims Procedures

ARTICLE XII ‑
CLAIMS PROCEDURES

12.1	Definition

For purposes of this Article XII, "Claimant" shall mean any Participant, Beneficiary or any other person entitled to benefits under the Plan or his duly authorized representative.

12.2	Claims

A Claimant who has not received benefits under the Plan may file a written claim for a Plan benefit with the Plan Administrator on the appropriate form to be supplied by the Plan Administrator.  The Plan Administrator shall, in its sole and absolute discretion, review the Claimant's application for benefits and determine the disposition of such claim.

12.3	Disposition of Claim

The Plan Administrator shall notify the Claimant as to the disposition of the claim for benefits under the Plan within ninety (90) days after the appropriate form has been filed unless special circumstances require an extension of time for processing.  If such an extension of time is required, the Plan Administrator shall furnish written notice of the extension to the Claimant prior to the termination of the initial ninety (90) day period.  The extension notice shall indicate the special circumstances requiring the extension of time and the date the Plan Administrator expects to render a decision.  In no event shall such extension exceed a period of one hundred eighty (180) days from the receipt of the claim.

12.4	Denial of Claim

If a claim for benefits under the Plan is denied in whole or in part by the Plan Administrator, a written or electronic notice prepared in a manner calculated to be understood by the Claimant shall be provided by the Plan Administrator to the Claimant and such notice shall include the following:

(a)	a statement that the claim for the benefits under the Plan has been denied;

(b)	the specific reasons for the denial of the claim for benefits, citing the specific provisions of the Plan which set forth the reason or reasons for the denial;

(c)
a description of any additional material or information necessary for the Claimant to perfect the claim for benefits under the Plan and an explanation of why such material or information is necessary; and

(d)	appropriate information as to the steps to be taken if the Claimant wishes to appeal such decision.

12.5	Right to Full and Fair Review

A Claimant who is denied, in whole or in part, a claim for benefits under the Plan may file an appeal of such denial.  Such appeal must be made in writing by the Claimant or his duly authorized representative and must be filed with the Employee Benefits Committee within sixty (60) days after receipt of the notification under Section 12.4.  The Claimant or his representative may review pertinent documents and submit written comments, documents, records and other information relating to the Claimant’s denied claim.  Upon request, the Employee Benefits Committee will provide the Claimant, free of charge, reasonable access to and copies of all documents, records and other information relevant to the claim.

117	96	Dime Community Bank

Article XII - Claims Procedures

12.6	Time of Review

The Employee Benefits Committee shall conduct a full and fair review of the denial of claim for benefits under the Plan to a Claimant within sixty (60) days after receipt of the written request for review described in Section 12.5; provided, however, that an extension, not to exceed sixty (60) days, may apply in special circumstances.  Written or electronic notice shall be furnished to the Claimant prior to the commencement of the extension period.

12.7	Final Decision

The Claimant shall be notified in writing or electronically of the final decision of such full and fair review by the Employee Benefits Committee.  Such decision shall be written in a manner calculated to be understood by the Claimant, shall state the specific reasons for the decision and shall include specific references to the pertinent Plan provisions upon which the decision is based.  In no event shall the decision be furnished to the Claimant later than sixty (60) days after the receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within one hundred-twenty (120) days after receipt of the appeal.

12.8	Use of Electronic Medium

A notice or election provided by an electronic system must satisfy the requirements set forth under Income Regulations Section 1.401(a)-21(a)(1)(ii)(B).

117	97	Dime Community Bank

Article XIII- Top‑Heavy Plan Provisions

ARTICLE XIII ‑
TOP‑HEAVY PLAN PROVISIONS

13.1	Introduction

In accordance with Section 416 of the Code, the Top‑Heavy Plan provisions as contained in this Article XIII shall become effective commencing with any Plan Year in which this Plan becomes a Top‑Heavy Plan and shall supersede any other conflicting provisions of the Plan.

13.2	Definitions

For purposes of this Article XIII, the following words and phrases shall have the meanings stated herein unless a different meaning is plainly required by the context.

(a)	"Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. With respect to the first Plan Year, "Determination Date" means the last day of such Plan Year.

Determination of present values and amounts.  The following subparagraphs (i) and (ii) shall apply for purposes of determining the present values of Accrued Benefits of Employees as of the Determination Date.

(i)
Distributions during year ending on the Determination Date.  The present values of Accrued Benefits of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the one (1) year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code.  In the case of a distribution made for a reason other than severance from employment, death, or disability, this provision shall be applied by substituting "five (5) year period" for "one (1) year period."

(ii)
Employees not performing services during year ending on the Determination Date.  The Accrued Benefits of any individual who has not performed services for the Employer during the one (1) year period ending on the Determination Date shall not be taken into account.

(b)
"Five-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the value of the outstanding stock of, or more than five percent (5%) of the total combined voting power of all the stock of, the Employer.  If the Employer is not a corporation, a Five-Percent Owner means any Employee who owns more than five percent (5%) of the capital or profits interest in the Employer.

117	98	Dime Community Bank

Article XIII- Top‑Heavy Plan Provisions

(c)
"Key Employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having Annual Compensation greater than one hundred thirty thousand dollars ($130,000) (as adjusted under Section 416(i)(1) of the Code, a five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer having Annual Compensation of more than one hundred fifty thousand dollars ($150,000).  For this purpose, "Annual Compensation" means compensation as defined under Section 8.1B.(e)(ii).  The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

(d)	"Non-Key Employee" means an Employee or former Employee (or, where applicable, such person's Beneficiary) who is not a Key Employee.

(e)
"Officer" means an Employee who is an administrative executive in the regular and continued service of his Employer; any Employee who has the title but not the authority of an officer shall not be considered an Officer for purposes of this Article XIII.  Similarly, an Employee who does not have the title of an officer but has the authority of an officer shall be considered an Officer.  For purposes of this Article XIII, the maximum number of Officers that must be taken into consideration shall be determined as follows:  (i) three (3), if the number of Employees is less than thirty (30); (ii) ten percent (10%) of the number of Employees, if the number of Employees is between thirty (30) and five hundred (500); or (iii) fifty (50), if the number of Employees is greater than five hundred (500).  In determining such limit, the term "Employer" shall be determined in accordance with Sections 414(b), (c), (m), (n) and (o) of the Code and "Employee" shall include Leased Employees and exclude employees described in Section 414(q)(5) of the Code.

(f)
"One‑Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than one percent (1%) of the value of the outstanding stock of, or more than one percent (1%) of the total combined voting power of all the stock of, the Employer.  If the Employer is not a corporation, a One‑Percent Owner means any Employee who owns more than one percent (1%) of the capital or profits interest in the Employer.

(g)
A "Permissive Aggregation Group" consists of one or more plans of the Employer that are part of a Required Aggregation Group, plus one or more plans that are not part of a Required Aggregation Group but that satisfy the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group.  If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

(h)
"Present Value of Accrued Benefits" shall be determined in accordance with the actuarial assumptions set forth in Appendix A and the assumed benefit commencement date shall be determined taking into account any nonproportional subsidy.  Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is a Top-Heavy Plan, the Present Value of Accrued Benefits of a Non-Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or (ii) if there is no single uniform method used by all plans, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

117	99	Dime Community Bank

Article XIII- Top‑Heavy Plan Provisions

(i)
A "Required Aggregation Group" consists of each plan of the Employer (whether or not terminated) in which a Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years and each other plan of the Employer (whether or not terminated) which enables any plan in which a Key Employee participates or participated to meet the requirements of Section 401(a)(4) or 410 of the Code.  If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

(j)	A "Top-Heavy Plan" means a Plan in which, for any Plan Year:

(i)
The Top-Heavy Ratio (as defined under Section 13.2(k)) for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group (as defined under Section 13.2(i) or Permissive Aggregation Group (as defined under Section 13.2(g)); or

(ii)	The Plan is a part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or

(iii)	The Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

(k)	"Top-Heavy Ratio" means:

(i)
If the Employer maintains one or more qualified defined benefit plans and the Employer has not maintained any qualified defined contribution plans which during the five (5) year period ending on the Determination Date have or have had account balances, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Key Employees as of the Determination Date (including any part of any accrued benefit distributed in the one (1) year period ending on the Determination Date) and the denominator of which is the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Participants as of the Determination Date (including any part of any accrued benefit distributed in the one (1) year period ending on the Determination Date), determined in accordance with Section 416 of the Code and the regulations thereunder.

117	100	Dime Community Bank

Article XIII- Top‑Heavy Plan Provisions

(ii)
If the Employer maintains one or more qualified defined benefit plans and the Employer maintains or has maintained one or more qualified defined contribution plans which during the five (5) year period ending on the Determination Date have or have had any account balances, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Key Employees, determined in accordance with (i) above, and the sum of the account balances under the aggregated qualified defined contribution plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all participants, determined in accordance with (i) above, for all Participants and the sum of the account balances under the aggregated qualified defined contribution plan or plans for all Participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder.  The account balances under a qualified defined contribution plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an account balance made in the one (1) year period ending on the Determination Date.

(iii)
For purposes of subsections (i) and (ii) above, the value of account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a qualified defined benefit plan.  The account balances and Present Value of Accrued Benefits of a Participant (A) who is a Non-Key Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least an Hour of Service with any employer maintaining the Plan at any time during the one (1) year period ending on the Determination Date, will be disregarded.  The calculation of the Top-Heavy Ratio, and the extent to which distributions are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder.  When aggregating plans, the value of account balances and the Present Value of Accrued Benefits will be calculated with reference to the Determination Date that falls within the same calendar year.

(l)	"Valuation Date", for the purpose of computing the Top‑Heavy Ratio as defined in Section 13.2(k), means the last date of the Plan Year.

For purposes of Sections 13.2(g) and (i), the rules of Sections 414(b), (c), (m), (n) and (o) of the Code shall be applied in determining the meaning of the term "Employer."

13.3	Vesting

If the Plan becomes a Top-Heavy Plan, then, notwithstanding Section 7.5, the Vested Retirement Benefit of a Participant who has at least one (1) Hour of Service with the Employer after the Plan became Top-Heavy shall be not less than the vested percentage of his Accrued Benefit, determined in accordance with the following table:

117	101	Dime Community Bank

Article XIII- Top‑Heavy Plan Provisions

Years of Vested Service	Vested Percentage
Less than 2	0%
2 but less than 3	20%
3 but less than 4	40%
4 but less than 5	60%
5 but less than 6	80%
6 or more	100%

For those Plan Years in which the Plan ceases to be a Top-Heavy Plan, the vesting schedule shall be determined in accordance with the provisions of Section 7.5, subject to the following conditions:

(a)	the vested percentage of a Participant's Accrued Benefit before the Plan ceased to be a Top-Heavy Plan shall not be reduced; and

(b)
after the Plan ceases to be a Top-Heavy Plan, each Participant with at least three (3) years of Vested Service with the Employer shall have his vested percentage computed under the greater of the provisions of this Section 13.3 or the provisions of Section 7.5.

13.4	Minimum Benefit

If the Plan becomes a Top‑Heavy Plan, then, notwithstanding Sections 1.1 and 7.2, each Non‑Key Employee Participant shall be entitled to a minimum benefit, expressed in the form of a Straight Life Annuity commencing at his Normal Retirement Date, equal to the lesser of (a) two percent (2%) of such Participant's average Section 415 Compensation (as defined under Section 8.1A.(a)(xii) or Section 8.1B.(e)(ii) of the Plan and modified by Section 401(a)(17) of the Code) during the five (5) consecutive Plan Years in which he received the highest such Section 415 Compensation, multiplied by (b) that portion of his Vested Service that is completed during Plan Years in which the Plan is a Top-Heavy Plan, or twenty percent (20%).  For purposes of (a) above, Plan Years beginning after the close of the last Plan Year in which the Plan is a Top-Heavy Plan shall be excluded.  This Plan will provide the minimum benefit under this Section 13.4 when a Non-Key Employee participates in more than one (1) defined benefit plan.  This Plan will provide the minimum benefit under this Section 13.4 when a Non-Key Employee participates in the Plan and any defined contribution plan.

If a Non-Key Employee becomes entitled to a minimum benefit under the provisions of this Section 13.4, such benefit shall be payable in accordance with the provisions of Section 9.2 or Section 9.8.

A Non‑Key Employee may not fail to accrue a minimum benefit merely because such Employee was not employed on a specified date; neither may such Employee be excluded from participation (or a failure to accrue a benefit) because (i) his Compensation is less than a stated amount, nor because (ii) he fails to make mandatory Employee contributions, if any.

For purposes of satisfying the minimum benefit requirements of Section 416(c)(1) of the Code and the Plan, in determining years of service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no Key Employee or former Key Employee.

117	102	Dime Community Bank

Article XIV- Miscellaneous

ARTICLE XIV‑
MISCELLANEOUS

14.1	Amendments

(a)
Subject to the approval of the Trustees, the Employer shall have the right to amend, in whole or in part, any or all provisions of the Plan; provided, however, that no such amendment (i) shall authorize or permit any part of the Trust Fund to be used for, or diverted to, any purpose other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries, and (ii) shall cause or permit any portion of the Trust Fund to revert to or become the property of the Employer except to the extent provided in Sections 4.4 and 11.3.

Notwithstanding the preceding paragraph, in order to facilitate the adoption of future required Plan changes under the Code, pursuant to the procedures set forth in Section 15 of Revenue Procedure 2015-36, the Employer shall provide Pentegra Services, Inc. (“PSI”), the volume submitter plan practitioner, with the authority to amend the Plan on behalf of the Employer, solely for the purpose of compliance with changes in the Code, Treasury Regulations, revenue rulings, and other statements published by the IRS, including model, sample or other required good faith amendments and corrections of prior approved plans.  PSI shall notify the Employer of any amendment it makes to the Plan pursuant to the authority hereunder or the discontinuance or abandonment of the Plan. For purposes of reliance on the advisory letter issued by the Internal Revenue Service (“Service”) on behalf of the Volume Submitter Defined Benefit Plan, PSI shall no longer have the authority to amend the Plan on behalf of the Employer as of the date of adoption of an Employer amendment to the Plan to incorporate a type of plan not allowable in the Volume Submitter program, or as of the date the Service notifies PSI that the Plan is being treated as an individually designed plan.

(b)
If any amendment changes the vesting schedule, in the case of any Employee who is a Participant as of the later of the date such amendment is adopted or the effective date of the amendment, the nonforfeitable percentage (determined as of such date) of such Participant’s Accrued Benefit shall not be less than the percentage computed under the Plan without regard to such amendment.  Any Participant with three (3) or more years of Vested Service may, by filing a written request with the Employer, elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment.

The period during which the Participant may elect to have his vested percentage computed under the prior vesting schedule shall commence with the date the amendment is adopted and shall end on the latest of:

(i)	sixty (60) days after the amendment is adopted;

(ii)	sixty (60) days after the amendment becomes effective; or

(iii)	sixty (60) days after the Participant is issued written notice of the amendment from the Employer.

117	103	Dime Community Bank

Article XIV- Miscellaneous

With respect to benefits accrued as of the later the adoption date or the effective date of the amendment, the vested percentage of each Participant shall be the greater of the vested percentage under the vesting schedule as in effect prior to the adoption date or the effective date of the amendment or the new vesting schedule.

No amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit.  For purposes of this paragraph, an amendment that has the effect of (A) eliminating or reducing an Early Retirement Benefit or a retirement-type subsidy, or (B) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing Accrued Benefits.  In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy.  Notwithstanding the preceding sentences, a Participant's Accrued Benefit, Early Retirement Benefit, retirement-type subsidy, or optional form of benefit may be reduced to the extent permitted under Code Section 412(d)(2) (for Plan Years beginning after December 31, 2007), or to the extent permitted under Income Tax Regulations Sections 1.411(d)-3 and 1.411(d)-4.

14.2	Nonalienation of Benefits

(a)
Except, effective August 5, 1997, to the extent of any offset of a Participant’s benefits as a result of any judgment, order, decree or settlement agreement provided in Section 401(a)(13)(C) of the Code, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute, levy or otherwise affect any right to benefits payable hereunder, shall be void.  Notwithstanding the foregoing, the Plan shall permit the payment of benefits in accordance with a qualified domestic relations order as defined under Section 414(p) of the Code.

(b)	For purposes of Section 14.2(a):

(i)
a "domestic relations order" means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant.

(ii)
a "qualified domestic relations order" means a domestic relations order that (A) clearly specifies (I) the name and last known mailing address of the Participant and of each person's given rights under such domestic relations order, (II) the amount or percentages of the Participant's benefits under the Plan to be paid to each person covered by such domestic relations order, or manner in which such amount or percentage is to be determined, (III) the number of payments or the period to which such domestic relations order applies, and (IV) the name of the Plan; and (B) does not require the payment of a benefit in a form or amount that is (1) not otherwise provided for under the Plan, or (2) inconsistent with a previous qualified domestic relations order.

117	104	Dime Community Bank

Article XIV- Miscellaneous

14.3	No Guarantee of Employment

Nothing contained in the Plan shall be construed as a contract or a right of employment between the Employer and any Employee.

14.4	Preservation of Benefits

(a)
In no event shall an Employee who was a Participant under the Prior Plan receive a Retirement Benefit under this Plan which is less than the Retirement Benefit that would have been payable assuming (i) the Prior Plan provisions immediately preceding the Restatement Date had remained in effect until the Participant's Termination of Service, and (ii) the Participant terminated service on the day immediately preceding the Restatement Date.

(b)
No amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant’s Accrued Benefit.  For purposes of this Section 14.4(b), a Plan amendment that has the effect of (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (ii) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing Accrued Benefits.

For purposes of this Section 14.4(b), a Plan amendment that raises the Normal Retirement Age under the Plan to comply with Section 1.401(a)-1(b)(2) of the Income Tax Regulations will not be treated as an amendment that decreases a Participant’s Accrued Benefit merely because the amendment eliminates a right the Participant may have had to receive a distribution prior to severance from employment on attainment of the Normal Retirement Age under the terms of the Prior Plan.  The preceding sentence applies only in the case of a Plan amendment that is adopted after May 22, 2007 and on or before the last day of the applicable remedial amendment period under Section 1.401(b)-1 with respect to the requirements of Sections 1.401(a)-1(b)(2) and (3).  A Participant who became or would have become eligible for payment of benefits at the Normal Retirement Age under the terms of the Prior Plan, and who has severed employment with the Employer maintaining the Plan, continues to be eligible for payment at the same age and in at least the same amount as under the terms of the Prior Plan with respect to benefits accrued prior to the applicable amendment date.

In no event shall a Merged Plan Participant receive a Retirement Benefit under this Plan which is less than the Retirement Benefit that would have been payable assuming (I) the Merged Plan provisions immediately preceding to June 26, 1996 had remained in effect until the Merged Plan Participant’s Termination of Service and (II) the Merged Plan Participant terminated service on June 26, 1996.

In no event shall a Financial Federal Plan Participant receive a Retirement Benefit under this Plan which is less than the Retirement Benefit that would have been payable assuming (1) the Financial Federal Plan provisions immediately preceding February 8, 1999 had remained in effect until the Financial Federal Plan Participant’s Termination of Service and (2) the Financial Federal Plan Participant terminated service on February 7, 1999.

117	105	Dime Community Bank

Article XIV- Miscellaneous

14.5	Right to Trust Assets

Except as provided under the Plan, no Participant, Retired Participant, Employer, Employee or Beneficiary shall have any right to or interest in, any assets of the Trust Fund.  Unless otherwise provided under Title IV of ERISA, all payments of benefits provided under this Plan shall be made solely from the Plan Interest.

14.6	Successor Employer

In the event of the dissolution, merger, consolidation or reorganization of the Employer, the successor organization may, upon satisfying the provisions of the Agreement and the Plan, adopt and continue this Plan.  Upon adoption, the successor organization shall be deemed the Employer with all its powers, duties and responsibilities and shall assume all Plan liabilities.

14.7	Documentary Evidence

No Retirement Benefit payments shall be made under the Plan prior to the completion and submission of documentary evidence satisfactory to the Employee Benefits Committee as determined pursuant to Section 3.6.

If any fact relating to a Participant, Retired Participant or Beneficiary has been misstated, the correct fact may be used to determine the benefit payments.  If overpayments or underpayments have been made as a result of such incorrect information, the amount of any future payments may be appropriately adjusted.

14.8	Forfeitures

Forfeitures resulting from a Participant's Termination of Service with the Employer prior to his entitlement to any benefits under the Plan shall be used to reduce the Employer's future contributions to the Plan.

14.9	Missing Payee

Notwithstanding any other provision in the Plan or Agreement to the contrary, if the Trustees are unable to make payment to any Employee, Participant, Retired Participant, Beneficiary or other person to whom a payment is due ("Payee") under the Plan because the identity or whereabouts of such Payee cannot be ascertained after reasonable efforts have been made to identify or locate such person (including mailing a certified notice of the payment due to the last known address of such Payee as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Payee shall be forfeited twenty-four (24) months after the date such payment first became due.  However, such payment and any subsequent payments shall be reinstated retroactively, without interest, no later than sixty (60) days after the date on which the Payee is identified and located.  Notwithstanding the foregoing, as of the termination date of the Plan, the Plan Administrator shall (i) transfer benefits of missing Participants to the Pension Benefit Guaranty Corporation, or (ii) purchase an irrevocable commitment in the amount necessary to provide the benefits of any missing Participants from an insurer, to the extent provided for under Code Section 401(a)(34) and Section 4050 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

117	106	Dime Community Bank

Article XIV- Miscellaneous

14.10	Plan Merger, Consolidation, or Transfer

This Plan shall not be merged or consolidated with, nor shall any assets or liabilities held in the Trust Fund be transferred to, any other plan unless the Accrued Benefits payable to each Participant, Retired Participant or Beneficiary, if the surviving plan were terminated immediately after such action, would be equal to or greater than the Accrued Benefits which such Participant, Retired Participant or Beneficiary would have been entitled to receive if this Plan had been terminated immediately prior to such merger, consolidation or transfer.

14.11	Retention of Vested Rights under the Prior Plan

If a Participant had a nonforfeitable right to a Vested Retirement Benefit under the Prior Plan at a date earlier than that permitted under Section 7.5, he shall have a nonforfeitable right to a Vested Retirement Benefit under this Plan at such earlier date.

14.12	Affiliated Employers

Benefits provided under the Plan shall be reduced by the value of any accrued benefits provided under the plan(s) of any other Affiliated Employer(s) at the time the employee was hired by the Employer; provided, however, that the combined benefits under the Plan and the plan(s) of the Affiliated Employer(s) shall not be less than a benefit equal to the sum of (i) the accrued benefits under the plan(s) of the Affiliated Employers and (ii) the benefit payable under the Plan taking into account only that service rendered on behalf of the Employer.

14.13	Benefits under an Insurance Contract

If any Plan benefits are payable to or on behalf of any Participants, Retired Participants or Beneficiaries covered in whole or in part by an insurance contract, benefits under such contract shall be subject to the following provisions:

(a)
Any lump sum distribution attributable to Participant contributions, if any, shall be limited to any amounts contributed by the Participant to the insurance company together with such interest thereon determined in accordance with the provisions of such contract.

(b)
In the event a contract has been terminated, benefit payments which commenced prior to the date the Employer terminated such contract shall continue to be paid in accordance with the provisions of the contract at the time of its termination.

(c)
Where a portion of the total benefit is provided pursuant to such contract, the portion payable under the Plan shall be such that the combined value of benefit payments under the Plan and the contract shall be equal to that which would have been payable had the benefits been payable solely under the Plan.

(d)	Any dividends or other distributions based upon actuarial experience forwarded to the Trustees under such contract shall be treated as investment income.

(e)
In the event the Plan is terminated pursuant to Article XI, any reserves held or benefits payable under such contract at the time of the Plan termination shall be taken into account in determining the order of priority and manner of allocation prescribed by Section 4044 of ERISA.

117	107	Dime Community Bank

Article XIV- Miscellaneous

(f)	Any life insurance contract purchased for a Participant must be incidental to the primary purpose of providing retirement benefits under Treasury Regulations Section 1.401-1(b)(1) (i) and (ii).

14.14	Adoption of Plan by Affiliated Employer

An Affiliated Employer of the Sponsoring Employer may adopt the Plan and Agreement upon satisfying the requirements set forth in the Agreement.  Upon such adoption, such Affiliated Employer shall become a Participating Affiliate in the Plan, which Plan shall be deemed a "single plan" within the meaning of Income Tax Regulations Section 1.414(l)-1(b)(1).

For purposes of Article III, Employer shall mean only the Sponsoring Employer and each Participating Affiliate shall be deemed to accept and designate the Named Fiduciaries, Employee Benefits Committee and its members, Investment Fiduciaries, Plan Admin-istrator, and Trustee Administrator.

The Sponsoring Employer shall solely exercise for and on behalf of such Participating Affiliate the powers reserved to the Employer under Articles III, X, XI and XII as well as those reserved under Section 14.1.  However, such Participating Affiliate may at any time terminate its future participation in the Plan and in the Plan Interest thereof for the purposes and in the manner set forth in the Agreement.

14.15	Omissions or Incorrect Inclusions

In the event an eligible employee is inadvertently omitted from the Plan or an ineligible employee is incorrectly included in the Plan, correction by the Employer for this failure must be done in accordance with the requirements of the Employee Plans Compliance Resolution System (“EPCRS”) program for which the Employer is eligible.

14.16	Gender and Number

Words used in the masculine shall be read and construed in the feminine where applicable.  Wherever required, the singular of any word used in this Plan shall include the plural and the plural may be read in the singular.  Any reference to a section number shall refer to a section of this Plan, unless otherwise indicated.

14.17	Headings

The headings of articles and sections are included solely for convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.

14.18	Governing Law

The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the choice of law or conflict of law rules recognized by such state, except to the extent that such laws are preempted by the Federal laws of the United States of America.

117	108	Dime Community Bank

Article XIV- Miscellaneous

14.19	HEART Act

Effective January 1, 2007, the Beneficiary of a Participant on a leave of absence to perform military service with reemployment rights described in Code Section 414(u) where the Participant cannot return to employment on account of his or her death, shall be entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) that would be provided under the Plan had the Participant died as an active Employee, in accordance with Code Section 401(a)(37).

14.20	USERRA

Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

117	109	Dime Community Bank

Appendix A

APPENDIX A

As referred to in the Plan, the term Actuarial Equivalent shall be based on the following terms, conditions and factors as set forth below (where applicable):

A.
The following tables of Early Retirement, Vested Retirement and Postponed Retirement adjustment factors are based upon the Combined Annuity Mortality Table (Modified and Makehamized) rated back 3 years with interest at the rate of 3% per annum, compounded annually:

1.	Early Retirement and Vested Retirement Factors (Article VII)

Number of Years Payments Commence Prior to Normal Retirement Date	Factor	Number of Years Payments Commence Prior to Normal Retirement Date	Factor
0	1.0000	10.4829
1.9205		11.4535
2.8496		12.4264
3.7860		13.4016
4.7289		14.3786
5.6774		15.3574
6.6308		16.3378
7.5885		17.3195
8.5500		18.3026
9.5149		19.2868
		20.2721

117	110	Dime Community Bank

Appendix A

2.	Postponed Retirement Factors (Article VII)

Number of Years Payments Commence After Normal Retirement Date	Factor	Number of Years Payments Commence After Normal Retirement Date	Factor
0	1.0000	10	2.77043
1	1.08926	11	3.14706
2	1.19004	12	3.59705
3	1.30431	13	4.13894
4	1.43445	14	4.79705
5	1.58339	15	5.60357
6	1.75470	16	6.60164
7	1.95281	17	7.84971
8	2.18323	18	9.42807
9	2.45286	19	11.44848
		20	14.06880

117	111	Dime Community Bank

Appendix A

B.	Benefit Payment Factors (Article IX)

l.	Joint and Survivor Payment Form

Age	100% Survivorship	75% Survivorship	66-2/3% Survivorship	50% Survivorship	33-l/3% Survivorship
50	90.0%	92.3%	93.1%	94.7%	96.4%
51	89.4	91.8	92.7	94.4	96.2
52	88.8	91.4	92.2	94.1	96.0
53	88.2	90.9	91.8	93.7	95.7
54	87.6	90.4	91.4	93.4	95.5
55	87.0	89.9	90.9	93.0	95.3
56	86.4	89.4	90.5	92.7	95.0
57	85.8	89.0	90.1	92.4	94.8
58	85.2	88.5	89.6	92.0	94.5
59	84.6	88.0	89.2	91.7	94.3
60	84.0	87.5	88.7	91.3	94.0
61	83.2	86.8	88.1	90.8	93.7
62	82.4	86.2	87.5	90.4	93.4
63	81.6	85.5	86.9	89.9	93.0
64	80.8	84.9	86.3	89.4	92.7
65	80.0	84.2	85.7	88.9	92.3
66	79.3	83.6	85.2	88.5	92.0
67	78.6	83.0	84.6	88.0	91.7
68	77.9	82.5	84.1	87.6	91.4
69	77.2	81.9	83.5	87.1	91.0
70	76.5	81.3	83.0	86.7	90.7
71	75.9	80.8	82.5	86.3	90.4
72	75.3	80.3	82.1	85.9	90.1
73	74.7	79.7	81.6	85.5	89.9
74	74.1	79.2	81.1	85.1	89.6
75	73.5	78.7	80.6	84.7	89.3

The above Survivorship factors assume the Participant and Beneficiary are the same age.  When the ages differ:

Add Factor B for each year the Beneficiary is older than the Participant,

Subtract Factor B for each year the Beneficiary is younger than the Participant.

Factor B for all members:
for first 10 years	.7%	.6%	.5%	.4%	.3%
for next 10 years	.5	.4	.4	.3	.3
for over 20 years	.3	.3	.2	.2	.2
Maximum allowable option factor	99.0%	99.0%	99.0%	99.0%	99.0%

117	112	Dime Community Bank

Appendix A

2.	Period Certain and Life Benefit Payment Form

Age	5 Year Certain and Life	10 Year Certain and Life	15 Year Certain and Life
40	99.9%	99.5%	98.9%
41	99.9	99.4	98.8
42	99.9	99.4	98.7
43	99.8	99.3	98.5
44	99.8	99.3	98.4
45	99.8	99.2	98.3
46	99.8	99.1	98.1
47	99.7	98.9	97.8
48	99.7	98.8	97.6
49	99.6	98.6	97.3
50	99.6	98.4	97.1
51	99.6	98.3	96.6
52	99.6	98.2	96.2
53	99.5	98.1	95.8
54	99.5	98.0	95.4
55	99.4	97.9	95.0
56	99.3	97.5	94.2
57	99.2	97.1	93.4
58	99.1	96.7	92.6
59	98.9	96.3	91.8
60	98.8	95.9	91.0
61	98.6	95.2	90.0
62	98.4	94.5	89.0
63	98.2	93.8	88.0
64	98.0	93.1	87.0
65	97.8	92.4	86.0
66	97.4	91.4	84.4
67	97.1	90.4	82.8
68	96.7	89.4	81.2
69	96.4	88.4	79.6
70	96.0	87.4	78.0
71	95.4	85.8	76.0
72	94.8	84.2	74.0
73	94.2	82.6	72.0
74	93.6	81.0	70.0
75	93.0	79.4	68.0

117	113	Dime Community Bank

Appendix A

C.	Adjustments when Standard Benefits are Payable other than on a Straight Life Basis (Article IX)

The Benefit Payment Form shall first be converted to a Straight Life Annuity then the above factors shall be applied.

D.	Top-Heavy Plans (Article XIII)

In order to determine if the Plan is a Top-Heavy Plan, the Present Value of Accrued Benefits shall be determined based upon (1) the 1983 Group Annuity Mortality Table (separate for males and females), and (2) a 5% interest rate.

E.	Other Circumstances

A Financial Federal Plan Participant shall be entitled to the greater of (A) his accrued benefit determined as of February 7, 1999 based on the actuarial assumptions in effect under the Financial Federal Plan, or (B) his Accrued Benefit determined at any applicable date set forth in the Plan in accordance with the actuarial assumptions in effect on February 8, 1999 under the Plan.  Once an individual becomes a terminated Participant or a Retired Participant, the assumptions utilized to determine the Actuarial Equivalent of his benefit shall not be changed.

Notwithstanding the foregoing, effective as of January 1, 2002 and except as otherwise provided above in Section A., B., C. or D. of this Appendix A, the term Actuarial Equivalent shall be determined as follows: (a) for purposes of the form of benefit distribution referred to in Sections E.1. and E.2. below of this Appendix A, by using the Applicable Mortality Table and the Applicable Interest Rate, as hereafter defined, and (b) for purposes of the form of benefit distribution referred to in Section E.3. below, by developing a unisex table from the 1979 George B. Buck Mortality Table (for healthy or disabled lives, whichever is applicable), by combining fifty-eight percent (58%) of the male annuity values, with forty-two percent (42%) of the female annuity values, based upon a seven and one-half percent (7-1/2%) interest rate per annum, compounded annually.

(i)	Applicable Mortality Table shall mean:

(A)
for distributions with annuity starting dates prior to December 31, 2002, the 1983 Group Annuity Mortality Table based on a fixed blend of fifty percent (50%) of the male mortality rates and fifty percent (50%) of the female mortality rates as described in Section 807(d)(5)(A) of the Code (without regard to any other subparagraph of Code Section 807(d)(5)); or

(B)	for distributions with annuity starting dates after December 30, 2002 and prior to January 1, 2008, the mortality table prescribed in Revenue Ruling 2001-62; or

(C)
for distributions with annuity starting dates on or after the first day of the first Plan Year commencing after December 31, 2007, the 2008 Applicable Mortality Table as provided by Revenue Ruling 2007-67, which is based upon a fixed blend of fifty percent (50%) of the static male combined mortality rates and fifty percent (50%) of the static female combined mortality rates published in proposed Income Tax Regulation Section 1.430(h)(3)-1 for valuation dates occurring in 2008.  Such mortality table shows, for each age, the number living based upon a starting population of one million lives at age 1 (lx), and the annual rate of mortality (qx).  The applicable Code Section 417(e)(3) mortality table for each subsequent year (“Subsequent Applicable Mortality Table”) shall be provided by the Treasury; shall generally be determined from the Code Section 430(h)(3)(A) mortality tables on the same basis as the 2008 Applicable Mortality Table; and shall automatically apply to distributions with annuity starting dates to which the specific Subsequent Applicable Mortality Table applies.

117	114	Dime Community Bank

Appendix A

(ii)	Applicable Interest Rate shall mean:

(A)
for distributions with annuity starting dates prior to January 1, 2008, the interest rate on 30-year Treasury securities for the second full calendar month preceding the first day of each Plan Year, which interest rate shall remain in effect throughout such Plan Year with respect to all Plan benefits commencing during such Plan Year; or

(B)
for distributions with annuity starting dates on or after the first day of the first Plan Year commencing after December 31, 2007, the adjusted first, second, and third segment rates for the second full calendar month preceding the first day of each Plan Year which would be determined under Code Section 430(h)(2)(C) if:

(aa)
Code Section 430(h)(2)(D) were applied by substituting the average yields for the month described in subsection (bb) for the average yields for the twenty-four (24) month period described in such section;

(bb)	Code Section 430(h)(2)(G)(i)(II) were applied by substituting Code Section 417(e)(3)(A)(ii)(II) for Code Section 412(b)(5)(B)(ii)(II); and

(cc)	the applicable percentage under Code Section 430(h)(2)(G) were determined according to the following table:

In the case of Plan Years beginning:	The applicable percentage is:

2008	20%
2009	40%
2010	60%
2011	80%

1.	Lump Sum Cash Outs (Article IX):

2.	Plan Termination (Article XI):

3.	All Other Circumstances:

If as a result of actuarial increases to the benefit of a Participant who delays commencement of benefits beyond Normal Retirement Age, the Accrued Benefit of such Participant would exceed the limitations under Section 8 .1A. or 8.1B., as applicable, for the Limitation Year, immediately before the actuarial increase to the Participant’s benefit that would cause such Participant’s benefit to exceed the limitations of Section 8.1A. or 8.1B., payment of benefits to such Participant will be suspended in accordance with Section 9.13, if applicable; otherwise, distribution of the Participant’s benefit will commence.

E N D   O F   D O C U M E N T

117	115	Dime Community Bank